UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.
20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

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HEIDRICK & STRUGGLES

Letter to Stockholders

April 14, 2023

Dear Fellow Stockholders,

2022 was another excellent year for Heidrick & Struggles. We successfully delivered for our clients and managed our business through heightened geo-political threats, global economic uncertainty and the turn out of the pandemic. Against this challenging backdrop, we continued to lead from the front guided by our purpose – to help our clients change the world, one leadership team at a time.

We surpassed $1 billion in annual net revenue for a second consecutive year, and we maintained our focus on delivering strong growth and profitability, while investing strategically in developing new digital assets and enhancing our existing offerings and capabilities. We also further solidified our position as a leader in providing compelling, differentiated solutions to our clients, and we advanced our diversification strategy and objective of achieving a more balanced revenue profile between our search and non-search businesses. Critically, we made significant progress on our firm’s broader transformation. We have been doing this by focusing on two primary areas – Talent Acquisition and Effectiveness of Leaders, Teams and Organizations.

Under Talent Acquisition, we have our Executive Search and On-Demand Talent businesses.

●

Executive Search continued to serve as a powerful cornerstone to our business, achieving record revenues and closing a record number of searches, as well as focusing on new growth areas such as Sustainability, Health Tech and Consumer Tech, Entertainment & Media. We continued to enhance our offerings and capabilities, developing new assessment tools for Leaders and Culture and launching new digital tools to drive increased productivity. We also introduced a new Board and CEO succession planning offering and maintained our strong focus on diverse placements – 63% of our U.S. Board of Director placements were diverse, and 47% of our total U.S. placements were diverse.*

●

On-Demand Talent gained further traction with our clients as they benefitted from having access to flexible talent options and immediate, additional bandwidth for interim executive roles and special project needs. In addition, at the end of last year, we signed an agreement to acquire Atreus, a leading provider of on-demand talent in Germany, expanding our scale and geographic reach in this business and further diversifying the breadth of our talent acquisition services.

Under Effectiveness of Leaders, Teams and Organizations, we have Heidrick Consulting and our Digital Assets.

●

Heidrick Consulting continued its growth trajectory and strengthened its global presence, including in Australia, Brazil, Canada and the Middle East. In particular, our consulting business garnered strong demand from clients across our broad set of leadership advisory solutions in areas such as: identifying and developing future-ready leaders; aligning teams around culture, purpose and organizational structure and effectiveness; and defining and implementing pragmatic solutions and programs around diversity, equity and inclusion.

●

With our Digital Assets, we began beta testing our new digital platform, Heidrick Navigator, with several clients. We designed Navigator as a way for companies to manage one of their most important assets – their leadership talent – using a digital solution that would allow them to assess their leadership talent in a systematic, holistic way at scale and support them in areas such as succession planning and developing future leaders.

In addition to focusing on our financial, operational and strategic business objectives, we continued to advance on our ESG (Environmental, Social and Governance) journey and published our second ESG report. Our ESG client work grew and expanded in scope, and we maintained our focus on incorporating best practices around sustainability, governance, leadership, culture, diversity, equity and inclusion across our firm.

We are continuing to transform and build for the future with an expanded range of premium, data-driven talent and human capital solutions. In today’s fast-changing world, our aim is to provide a new generation of business services solutions and digital products that enable companies to achieve higher performance through their leaders and teams. Looking ahead, while 2023 will be challenging, we know that leadership, retention, culture and other talent and human capital related themes are critical priorities – now more than ever – with CEOs and executives as they focus on navigating the tight talent market and what the future of leadership, jobs and work will look like for their organizations.

*	Excludes temporary employees deployed to clients in our on-demand talent business.

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PROXY STATEMENT 2023

As I consider all that we have achieved during this past year and all that we are working towards moving forward, I want to acknowledge and thank our amazing team of people we have around the world. The success of our firm is only possible through our colleagues’ engagement and commitment to advancing our growth strategy, serving our clients and supporting our teams, each and every day.

This year we will conduct our Annual Meeting in a virtual format. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You can attend the 2023 Annual Meeting by visiting www.virtualshareholdermeeting.com/HSII2023 where you will be able to listen to the meeting live, submit questions and vote. Information about the business to be conducted at the 2023 Annual Meeting, attending the meeting and voting your shares may be found in the Notice of 2023 Annual Meeting of Stockholders and Proxy Statement.

Your vote is very important to us. Whether or not you plan to attend the 2023 Annual Meeting online, we encourage you to vote promptly. You can vote via the internet, by telephone, by mail or by attending and voting online during the Annual Meeting. We hope that you vote your shares, which in turn helps us ensure our corporate governance practices, decisions and strategy all remain aligned with the priorities of our stockholders and other stakeholders. Regular, transparent interaction with our stockholders is a cornerstone of our corporate governance practices.

On behalf of our Board, thank you to our clients, stakeholders and stockholders for your continued confidence and investment in our firm. We look forward to progressing our goals and driving our firm’s broader transformation and diversification strategy as we continue to focus on delivering maximum, long-term value to all of our stakeholders.

Sincerely,

Krishnan Rajagopalan
President and Chief Executive Officer

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HEIDRICK & STRUGGLES

Notice of 2023 Annual

Meeting of Stockholders

of Heidrick & Struggles International, Inc.

Date and Time

May 25, 2023

8:00 a.m., Central Time

Online check-in will be available beginning at 7:45 a.m. Central Time. Please allow ample time for the online check-in process.

Place

The Annual Meeting will be held entirely online at: www.virtualshareholdermeeting.com/HSII2023.

If you plan to participate in the virtual meeting, please see “Questions and Answers About the Proxy Materials and the Annual Meeting.” Stockholders will be able to attend, vote and submit questions (both before, and for a portion of, the meeting) from any location via the internet.

Record Date

The Record Date for the determination of the stockholders entitled to vote at our Annual Meeting, and any adjournments or postponements thereof, was the close of business on March 30, 2023.

Distribution of Materials

This Notice, the proxy statement, the accompanying proxy card and our Form 10-K for the year ended December 31, 2022 are being distributed to stockholders beginning on or about April 19, 2023. These documents are also available on our website at

https://investors.heidrick.com/financial-

information/proxy-materials.

Items of Business

Stockholders are being asked to vote on the five agenda items described below and to consider any other business properly brought before the 2023 Annual Meeting and any adjournment or postponement of the meeting:

1.	Election to our Board of Directors of the seven director nominees named in the attached proxy statement.

2.	An advisory vote to approve named executive officer compensation (say-on-pay).

3.	An advisory vote on the frequency of future advisory votes to approve named executive officer compensation.

4.	Ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the 2023 fiscal year.

5.	Approval of the Fourth Amended and Restated Heidrick & Struggles 2012 GlobalShare Program.

To participate in the 2023 Annual Meeting, you will need the 16-digit control number included on your proxy card or on any additional voting instructions accompanying these proxy materials.

On behalf of the Board of Directors,

Tracey Heaton

Chief Legal Officer & Corporate Secretary

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PROXY STATEMENT 2023

6

HEIDRICK & STRUGGLES

Proxy

Statement

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PROXY STATEMENT 2023

We are providing the enclosed proxy materials to you in connection with the solicitation by the board of directors (the “Board”) of Heidrick & Struggles International, Inc. (“Heidrick & Struggles,” “Heidrick,” the “firm” or the “Company”) of proxies to be voted at the Annual Meeting of Stockholders to be held on May 25, 2023 (the “Annual Meeting”), or any adjournment or postponement thereof. The Annual Meeting will be held entirely online at www.virtualshareholdermeeting. com/HSII2023. We began distributing these proxy materials to our stockholders on or about April 19, 2023.

This proxy statement contains forward-looking statements within the meaning of the federal securities laws, including statements relating to our environmental stewardship, social responsibility and governance (“ESG”) related goals and expectations. The forward-looking statements are based on current expectations, estimates, forecasts, and projections about the industry in which we operate and management’s beliefs and assumptions. Forward-looking statements may be identified by the use of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “outlook,” “projects,” “forecasts,” “aims,” and similar expressions. Forward-looking statements are not guarantees of future performance, rely on a number of assumptions, and involve certain known and unknown risks and uncertainties that are difficult to predict, many of which are beyond our control. For more information on these risks, uncertainties and other factors, refer to our Annual Report on Form 10-K for the year ended December 31, 2022, under the heading “Risk Factors” in Item 1A, as updated in Part II of our subsequent Quarterly Reports on Form 10-Q, and other filings with the Securities and Exchange Commission. The forward-looking statements contained in this proxy statement speak only as of the date of this proxy statement. We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. For more complete information regarding the Company’s 2022 performance, please review the Company’s Form 10-K for the year ended December 31, 2022.

Information set forth on our website, including our ESG Report, shall not be deemed to be incorporated herein.

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HEIDRICK & STRUGGLES

Proxy Statement Summary

2022 Business Highlights

We are pleased with the financial, operational, and strategic progress achieved during fiscal 2022. The year was highlighted by our dedicated efforts to further solidify Heidrick as a leader in providing diversified solutions to our clients while advancing our strategy, with a goal to achieve a more balanced revenue profile between our search and non-search businesses. During the year, we expanded our core Executive Search business and its geographic presence; our On-Demand Talent business continued to grow; our Heidrick Consulting business improved operations and efficiencies; and we began beta testing a new digital product, Heidrick Navigator, which is receiving positive feedback from initial client usage. Additionally, we expect our acquisition of Atreus Group GmbH (completed in February 2023), a leading provider of executive interim management in Germany, will meaningfully add to our On-Demand Talent segment.

Heidrick ended 2022 with:

●	Consolidated net revenue of $1,073.5 million, a record high for the Company

●	Record net revenue achieved in each segment of the business – Executive Search, On-Demand Talent and Heidrick Consulting

●	Strong balance sheet with $621.6 million in cash and cash equivalents and marketable securities

●	Consolidated operating income was $112.3 million, and adjusted operating income was $111.8 million. Operating margin was 10.5% and adjusted operating margin was 10.4%[1]

●	Adjusted EBITDA was $136.7 million and Adjusted EBITDA margin was 12.7%[1]

Our strong top- and bottom-line results are a testament to our ongoing efforts to further diversify our business, as we continue to make investments for the long-term in digital product innovation and aim to set the stage for prolonged, profitable growth.

2022 Environmental Stewardship, Social Responsibility and Governance

(“ESG”) Highlights

Even as we achieved some of our best financial results in our history, in 2022 we also made important strides in ESG. We published our second ESG report, which provides an in-depth look into our ESG initiatives, outlines our expanded commitment to reduce our carbon footprint and continue substantially offsetting our carbon impact, and highlights our ongoing efforts internally and with our clients globally to build more effective and representative organizations. We are proud to share the progress we have been making on our ESG initiatives through the work and investments we have undertaken to lessen our impact on the environment, advance diversity and inclusion and innovate across our business to drive an increasingly sustainable business model for the future. At Heidrick & Struggles, we hold ourselves to the highest standards, and as a premier provider of leadership advisory services, people are at the center of all we do. Using our culture as a differentiator to attract, develop and retain the highest-performing talent and build a more diverse and inclusive firm is a strategic priority.

As trusted advisors in boardrooms around the globe, one of the most consequential conversations taking place and that we have the privilege of helping to shape is around sustainability and ESG issues.

1

Adjusted operating income, adjusted operating margin, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Please refer to Annexes A and B hereto for further information and reconciliations to the most comparable GAAP financial measures.

PROXY SUMMARY	9

PROXY STATEMENT 2023

Some highlights from our 2022 ESG efforts include:

●	At the Board of Directors level, 63% of our U.S. placements were diverse and 60% globally, exceeding our Board Diversity Pledge. 47% of our total U.S. placements were diverse.[2]

●	We completed 259 ESG related search and consulting engagements (including those relating to DEI) for clients.

●	Reflecting our own commitment to diversity, 43% of our own Board members are women, and 29% are ethnically diverse.

●

Women represented 63% of our overall workforce. In 2022, women represented 64% of our new hires[3] and 64% of our promotions. People of color represented 26% of our U.S. workforce at year-end. In 2022, people of color accounted for 33% of our new hires[3] and 18% of our promotions in the U.S.

●

We continued to focus on helping to ensure the health and safety of our employees. In late 2022, we expanded our flexible working philosophy to provide additional guidance to managers and employees on our evolving approach to a hybrid work environment. We are committed to ensuring our people can safely follow country- and state-level health guidance, while also having the opportunity to grow professionally and personally through in-person collaboration and development.

●

We expanded our efforts to foster the professional development of our employees and promote a continuous learning culture within our firm. In 2022, our Learning & Development team delivered over 17,900 hours of aggregate live training (deployed in both virtual and in-person formats) to our colleagues globally.

●	We increased our purchases of verified carbon offset credits, which are expected to increase through the coming years, and are expected to offset at least 58% of our 2021 carbon emissions in 2023.

2022 Compensation Highlights

●	Heidrick’s compensation program is guided by a pay-for-performance philosophy. A significant portion of executive compensation is based on variable pay, which aligns pay with performance.

●

Our program is designed to drive long-term stockholder value by aligning our business strategies and operating priorities with stockholders’ interest and rewarding executives for top- and bottom-line growth.

●	Our compensation philosophy focuses on attracting, retaining and motivating leaders that have the right skills to support the Company’s culture and drive short-term and long-term success.

2	Global diverse placement figures include women globally and ethnic diversity for women and men in Australia, Canada, the United Kingdom and the United States, where we currently track ethnicity.

3	Excludes temporary employees deployed to clients in our on-demand talent business.

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HEIDRICK & STRUGGLES

2022 Compensation Best Practices

Our compensation policies and practices include:
Independent HRCC. All of the members of the HRCC are independent.

Independent Compensation Consultant. The HRCC receives objective advice from an independent compensation consultant.

Emphasis on Variable Pay. At least 65% of total target executive compensation is delivered through variable pay tied to the achievement of certain Company and individual performance goals.

Annual Assessment. The HRCC conducts an annual assessment of compensation policies to ensure that they are aligned with the Company’s performance objectives, are competitive in the executive search and leadership consulting industry, and do not encourage undue risk.

Annual Payout Limits. The potential annual payout on annual incentive plan and PSUs is limited to 200% of target, as further described on pages 61 and 67.

Long-Term Vesting. We encourage retention and long-term value creation by providing for a combination of time- and performance-based equity awards that vest over three years.

No Excise Tax Gross-Ups. We do not provide excise tax gross-ups to the executive officers.

Double-Trigger Vesting. Our equity awards are subject to double-trigger vesting under our Change in Control Severance Policy.

Clawback Policy. We maintain a robust clawback policy that covers all incentive-based compensation.

Stock Ownership Guidelines. The CEO is required to own five times their annual base salary in Company common stock, and all other NEOs are required to own two times their annual base salary. The CEO or other NEOs must retain ownership of Company shares in an amount equal to 50% of the net after-tax value of any newly-vested RSUs, performance shares and/or PSUs until the applicable multiple requirement is met, as further described on page 68.

No Hedging or Pledging. We do not permit our executives to hedge or pledge Heidrick stock.

PROXY SUMMARY	11

PROXY STATEMENT 2023

Key Elements of 2022 Executive Compensation Program

2022 Mix of Compensation Paid to CEO	2022 Mix of Compensation Paid to Other NEOs

2022 Corporate Governance Highlights

We are committed to regularly monitoring and evaluating best practices and new developments in corporate governance against our current practices to promote long-term value and strengthen Board and management’s accountability to our stockholders, clients and other stakeholders. Highlights of our corporate governance framework include the following:

Number of director nominees:	7	Board and committee oversight of human capital management and other ESG programs and disclosures	✓
Percentage of independent director nominees:	85.7%	Annual Board, committee and director evaluations	✓
Directors attended 100% of meetings	✓	Risk oversight by full Board and committees	✓
Annual election of directors	✓	Stock ownership guidelines for directors and executive officers	✓
Independent Chair of the Board	✓	Annual talent management and succession planning for the CEO and his direct reports	✓
Regular executive sessions for independent directors	✓	Demonstrated commitment to Board refreshment	✓

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HEIDRICK & STRUGGLES

2023 Director Nominees Highlights

PROXY SUMMARY	13

PROXY STATEMENT 2023

Proposals Submitted to

Vote at the Annual Meeting and Voting Recommendations

Item	Description		Recommendation	Page

	Election of Directors
1	Elizabeth L. Axelrod Mary E. G. Bear Lyle Logan T. Willem Mesdag	Krishnan Rajagopalan Stacey Rauch Adam Warby	For Each Nominee	34
2	Advisory Vote to Approve Named Executive Officer Compensation		For	49
3	Advisory Vote on the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation		One Year	87
4	Ratification of Independent Public Accounting Firm		For	93
5	Approval of the Fourth Amended and Restated Heidrick & Struggles 2012 GlobalShare Program		For	95

We will also conduct any other business as may properly come before the Annual Meeting and any adjournments or postponements of that meeting. The proxy holders will use their discretion to vote on other matters that may arise at the Annual Meeting.

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HEIDRICK & STRUGGLES

Who We Are

Heidrick & Struggles is a premier provider of global leadership advisory and on-demand talent solutions, providing integrated talent and human capital solutions to help our clients change the world, one leadership team at a time®.

In our role as trusted leadership advisors, we partner with our clients to help them fulfill their leadership and talent needs and develop future-ready leaders, teams and organizations. We do this by focusing on two primary areas: Talent Acquisition and Effectiveness of Leaders, Teams and Organizations. Our breadth of offerings helps us provide our clients with effective solutions to help them address their most important leadership priorities and challenges. We provide our services through our global network of approximately 460 consultants located in major cities around the world.

Executive Search

We partner with our clients – respected organizations across the globe – to help them build the best leadership teams in the world. Our consultants specialize in executive searches for Boards of Directors and the C-suite, including roles such as Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Chief Digital Officer and Chief Human Resources Officer, as well as functional officer roles in areas like Information Technology, Legal, Risk, Compliance and Government Affairs, Marketing, Sales and Strategy and Supply Chain and Operations. We also see growing demand for executive searches related to Diversity, Equity and Inclusion, Sustainability, Energy, Industrial Goods & Technology, Health Technology and Consumer Products.

We have a highly respected brand with a global network of consultants and offices, and we are building larger and deeper accounts and helping our clients find forward-thinking, dynamic and diverse leaders for their organizations. We are market leaders in bringing the power of data to executive search and continually innovating, integrating new digital capabilities to provide world-class assessments and insights. This includes our Heidrick Leadership Framework, a uniform, data-driven framework, which brings together all of our data and research on leaders to help our clients understand what creates great leaders, going beyond things like experience and skills to also assess a leader’s impact on culture, and answer questions like “what makes an effective leader?” and “what are the most sought after attributes in leaders today?” Our relationship-based, data-driven approach allows us to complete searches with speed and precision, enabling us to help our clients identify the best leaders who can successfully lead their organizations to rally around their vision and deliver their business objectives.

On-Demand Talent

Through our leading On-Demand Talent services, we are bringing a transformational new way for our clients to quickly access flexible independent talent options to fulfil interim executive roles and high impact project needs. Alongside our Search offering, we can help clients quickly access talent, expertise and skills to solve for a variety of capability and capacity issues, such as: how to get talent faster; how to bring in a different type of talent; or how to get talent for a shorter, interim period. Companies today are using on-demand talent to augment their leadership capacity in a wide variety of ways, including leading operational transformation projects, analyzing new business opportunities, driving profitability improvement programs and implementing strategy.

WHO WE ARE	15

PROXY STATEMENT 2023

Heidrick Consulting

In our Heidrick Consulting business, we offer a uniquely broad set of leadership advisory solutions and work with clients through projects and larger journeys to help them become future-ready. We advise our clients on three key areas:

●	identifying, assessing and developing more effective, future-ready leaders;

●	aligning leaders and teams around culture, purpose and strategy to drive organizational effectiveness; and

●	aligning leaders around defining and implementing DE&I strategies.

Working closely with our clients, we bring pragmatic solutions to create mindset shifts among leaders and teams, which helps to drive performance change and deliver tangible, meaningful and lasting impact.

By applying our deep understanding of the leadership attributes and behaviors of leaders that are most effective and in demand across many of the world’s premier companies, we guide our clients as they build future-ready leaders, teams and organizations. These premium services and offerings, which complement our Executive Search expertise, significantly contribute to our ability to deliver a full-service human capital consulting solution to our clients.

16	WHO WE ARE

HEIDRICK & STRUGGLES

Environmental

Stewardship, Social and Governance (“ESG”)

At Heidrick, we help our clients change the world, one leadership team at a time.®

In light of the importance placed on ESG issues by our clients, our shareholders, our employees, our communities and our broader stakeholder base, we evolve and monitor our ESG efforts through a global cross-functional team, including members of our Legal Department, Human Resources Department, Real Estate and Procurement teams and Sustainability practice, among others.

Our Nominating and Board Governance Committee of the Board is responsible for reviewing and making recommendations to the Board regarding the Company’s ESG programs and disclosures.

The most significant aspects of our ESG efforts and accomplishments, both internal and client-facing, are outlined below.

How We Champion ESG

At Heidrick, we are on the same ESG journey as our clients. In September 2022, we published our second ESG Report to outline our efforts and disclose progress across ESG initiatives. Referencing both Global Reporting Initiative (“GRI”) and the Value Reporting Foundation Sustainability Accounting Standards Board (“SASB”) frameworks, our ESG Report delves, in-depth, into Heidrick’s commitment to serving client needs, leading on diversity and inclusion, supporting our employees and communities where we work and prioritizing environmental sustainability.

For our complete ESG story, the Company’s latest ESG Report can be found here: https://investors.heidrick.com/static-files/518a94ad-8473-4268-8cd2-a6665ac4d731. The information contained in the Company’s ESG Report, or otherwise on or connected to the Company’s website, is not incorporated by reference into this proxy statement and should not be considered part of this or any other report filed with the SEC.

ESG	17

PROXY STATEMENT 2023

Serving Clients: Finding Leadership Solutions for

Sustainable, Diverse and Inclusive Businesses

In 2022, we completed 259 ESG related executive search and consulting assignments, partnering with our clients, candidates, employees and communities with an aim to make the world a better place. From 2018 through 2022, we completed 945 such assignments – representing one of the fastest growing segments of our business. Our ESG and Sustainability Office focuses on sustainability officer roles, board placements focused on sustainability, sustainable product or service businesses, businesses working to embed sustainability into their strategy, sustainable assets managers, private equity funds, not-for-profit and philanthropic organizations, development banks and others.

Our global Diversity, Equity & Inclusion (“DE&I”) practice brings together Executive Search and Heidrick Consulting to help clients build diverse and inclusive leadership teams, organizations, and cultures. Since launching in 2017, the DE&I practice has built a comprehensive, integrated suite of services and solutions that can be adapted to meet our clients’ DE&I needs. With a complementary lens on talent recruitment, leadership development, and building inclusive cultures, the practice enables us to help our clients achieve their DE&I goals, no matter where they are in their journeys. As a recognized industry authority on leadership and human capital, we take a business-focused, data-driven, and leader-led approach where DE&I not only fosters positive change, but also drives performance and growth. Our DE&I offerings provide strategic advisory services through data-driven insights designed to accelerate performance. At the Board of Directors level, 63% of our U.S. placements in 2022 were diverse and 60% globally, exceeding our Board Diversity Pledge. 47% of our total U.S. placements in 2022 were diverse.5

Driving Change Within Our Firm: Our Own DE&I Journey

We believe that diversity, equity, and inclusion are key elements of Heidrick & Struggles’ ability to mobilize, execute and transform with agility. Our commitment to DE&I is a key business imperative that is deeply rooted in our organizational values. We are dedicated to building diverse leaders and teams and creating an inclusive culture and workplace, where all voices are engaged and heard; all individuals feel safe, valued and accepted; and all feel empowered to thrive, make meaningful contributions and achieve equitable success. DE&I are critical strategic pillars at our firm that continue to sustain our multi-layered cultural journey as highlighted below.

Leadership. In February 2022, we appointed Cecilia Nelson-Hurt as our firm’s first Chief Diversity, Equity and Inclusion Officer, as we looked to accelerate our firm’s transformation and growth journey, globally. Ms. Nelson-Hurt is charged with leading the Company’s DE&I strategy and delivering long-term, sustainable programs and initiatives that build on our values and commitment to create an unrivaled culture within the executive talent and leadership advisory industry.

5

Excludes temporary employees deployed to clients in our on-demand talent business. Global diverse placement figures include women globally and ethnic diversity for women and men in Australia, Canada, the United Kingdom and the United States, where we currently track ethnicity.

18	ESG

HEIDRICK & STRUGGLES

Employee Resource Groups (ERGs). Our ERGs, affinity groups for women, people of color, people with disabilities and LGBTQ+ employees, give our employees a chance to share experiences, mentor, advocate and engage internally and externally with various networks. The Professionals of Color, Women’s Inclusion Network, Pride@Heidrick, Honoring Equality and Inclusion for Disability, and Ethnic Diversity Engagement Network ERGs hosted global and regional panels and in-person events with leading experts and guest speakers throughout 2022, in addition to sponsoring days of recognition campaigns, internally and externally. As of March 2023, approximately 30% of Heidrick & Struggles employees were active members of an ERG.

Professional Development. We are committed to investing in professional development opportunities for various employee populations and position levels and have implemented and enhanced a series of programs that focus on training, coaching, community building and sponsorship for our next generation of diverse business professionals and senior leaders. These programs help us to engage and develop diverse talent in differentiated and comprehensive ways as we support them in their career advancement and accelerate their readiness for expanded roles and opportunities.

People: Winning Teams Come from an Extraordinary Culture

As leaders in helping clients attract, develop and retain great talent, we are constantly learning and promoting management best practices, which we also seek to incorporate into our own firm. We therefore strive to create an open, inclusive and committed culture where our employees find fulfillment through their jobs and can deliver their best because they feel safe bringing their whole selves to work. This work begins by implementing policies and programs that support our employees’ success by creating a welcoming environment that is free from harassment, and provides growth opportunities, as well as health and wellness benefits.

In June 2022, we launched a new Voice of Employee pulse survey platform that offers employees the opportunity to regularly and confidentially share feedback on their experience at Heidrick and provides our leaders with additional data on how they can best lead their teams. We use the tool to evaluate three areas of the employee experience: Engagement, Diversity & Inclusion, and Health & Wellbeing. Data from the surveys is shared anonymously with key leaders across geographies, practices and businesses. Additionally, the platform allows us to track our progress and better understand how we are doing in our efforts, while using others in the industry as benchmarks.

We are committed to the professional development of our employees and promoting a continuous learning culture within our firm. Our learning and development programs have been created with the goal of building leadership, business development, account management, client service, and change leadership skills among our employees. In addition to building personal and professional capabilities, these programs set a standard for the behaviors we believe will help us realize our business goals and strategies. In 2022, our Learning & Development team delivered over 17,900 hours of aggregate live training to our colleagues globally. Our programming was deployed in both virtual and in-person formats. Our learning catalog outlines dozens of live, virtual programs and thousands of eLearning courses designed to help build and enhance employee leadership, business acumen and business development skills. These programs are continually updated to reflect best practices and feedback received from employees.

In 2022, we continued to focus on helping to ensure the health and safety of our employees. We expanded our flexible working philosophy to provide additional guidance to managers and employees on our evolving approach to a hybrid work environment. We are committed to ensuring our people can safely follow country- and state-level health guidance, while also having the opportunity to grow professionally and personally through in-person collaboration and development.

ESG	19

PROXY STATEMENT 2023

As we strive to build an unrivaled culture for high-performing talent at Heidrick, our firm’s leaders continue to play a central role in this work, and we are further investing in our firm’s own leadership capabilities. This includes the launch of a new transformational leadership development program, which is designed to help our leaders maximize their impact in the rapidly evolving workplace and build upon existing leadership skills and experiences, focusing on resilience, vulnerability, trust, and living our firm’s values. In 2022, we launched six cohorts, and 119 senior level employees went through the program. The program is a multi-year investment in our leadership that we plan to cascade across multiple cohort groups throughout the organization.

Community: Lending a Hand to Our Neighbors

We strongly believe that the benefits of our success and scale should enrich all of our stakeholders, especially the communities in which we operate. We are committed to being responsible global and corporate citizens by positively contributing to the communities in which we work and live. In 2022:

●

We donated to non-profit organizations, with a special focus on organizations providing humanitarian relief in Ukraine, and we completed pro-bono assignments for several non-profit organizations that meet our criteria to receive assistance.

●	On our Global Day of Service, over 700 employees in offices around the world donated over 2,400 hours and raised over $25,000 for various non-profit organizations.

Environmental Sustainability: Shrinking Our Carbon Footprint

As one of the world’s largest executive recruiting and leadership advisory firms, we recognize the impact our offices and operations have on the planet, and we acknowledge our responsibility to reduce our environmental impact where possible and pursue environmental sustainability initiatives. We care about our communities – local and global – and we are committed to reducing our impact and creating transparency around our activities.

We have partnered with Indigo Ag for a multi-year program to offset a significant portion of our carbon emissions. Indigo Ag develops biological and digital technologies to improve farmer profitability, environmental sustainability, and consumer health. Their carbon offset credits support farmers who adopt regenerative, sustainable agricultural practices that reduce and sequester carbon dioxide while enriching their soil. Indigo Ag’s model is unique among carbon credit vendors—it offers technical and other support to growers and verifies carbon sequestered through a third-party audit for buyers. Our purchases of verified carbon offset credits are expected to increase through the coming years and to offset approximately 58% of our 2021 carbon emissions in 2023.

In 2019 we began studying our carbon footprint which shrank considerably in 2020 and 2021 as we transitioned to serving clients virtually due to the pandemic. We measure our Scope 1, Scope 2 and Scope 3 carbon emissions. In 2020, as most of our employees began working remotely under our newly formalized hybrid workplace philosophy, we began to reassess our total real estate footprint. Since 2020, we have successfully reduced our square footage from over 441,000 square feet to roughly 349,000 at the end of 2022, a reduction of 21% of our real estate footprint. In addition to office shrinkages, the way our teams work has also given us flexibility to recycle furniture throughout our various offices.

Currently, Heidrick serves clients through a network of 54 offices in 29 countries. We lease space in over 20 green buildings across the globe, including many LEED buildings in the U.S. We pursue environmental sustainability initiatives when building and maintaining our offices globally. When assessing our lease renewals and moves, we take into consideration the type of green or LEED certified building and how it impacts our carbon footprint. When building or renovating our offices, we prioritize working with vendors and suppliers who produce eco-friendly products, and we look to add natural greenery into our offices around the world.

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Governance

21

PROXY STATEMENT 2023

Governance

Heidrick understands that corporate governance is not static, and as a result, we regularly monitor and evaluate best practices and new developments in corporate governance against our current practices. The value proposition of good governance extends beyond our own internal practices, as we serve as a trusted advisor to boards and C-suites on myriad issues. Heidrick offers its clients an integrated suite of services and advisory expertise at the CEO and board level, ranging from the acquisition of talent to longer-term Succession Planning, Board Dynamics and Culture Shaping.

Heidrick has built its reputation over the course of several decades on its core value of always acting with integrity. Our commitment to the highest levels of integrity and transparency in our business allows our investors to better assess risk and the value of our Company. Internally, Heidrick’s governance requires oversight at all levels. Heidrick invests in its people who are responsible for keeping careful watch over the Company’s assets – whether they are monetary in value, confidential data assets or other assets entrusted to the Company.

Heidrick is committed to translating our values and strategy into measurable results in order to improve our own performance on ESG issues that are material to our stockholders, the clients we serve, the candidates and participants with whom we interact and engage, and others with whom we work every day.

Board Structure

The current members of the Board of Directors are: Elizabeth L. Axelrod, Mary E. G. Bear, Lyle Logan, T. Willem Mesdag, Krishnan Rajagopalan, Stacey Rauch and Adam Warby.

The Board met four times during 2022. Each current member of our Board of Directors (individually, “director”, and together, “directors”) attended 100% of all of the meetings of the Board and committee(s) on which they served. Pursuant to our Director Attendance at Annual Meetings Policy contained in our Corporate Governance Guidelines, all directors are expected to make every effort to attend the Company’s annual meeting of stockholders, and all of them attended in 2022. The Company believes that annual meetings provide an opportunity for stockholders to communicate with directors.

Board Diversity

We believe that having a diverse Board of Directors enhances our Company’s performance, due to the nature of our business, our own organizational values and commitments, and the power of diverse perspectives to improve board composition and functioning. We are in the human capital business, focused on helping our clients build high-performing leadership teams and cultures, and diversity in those teams and cultures is an important accelerator for their success. Within our own Company, our commitment to promoting diversity, equity and inclusion is deeply rooted in our organizational values and is fundamental to how we operate; a diverse Board visibly exemplifies that commitment for all our employees and our clients. Further, we believe that considering diverse individuals allows us to recruit from a broader pool of talented candidates to join our Board, and that a board comprised of directors with diverse backgrounds, experiences and perspectives improves the dialogue and decision-making in the boardroom, helps advance our long-term strategy and contributes to overall board effectiveness. Consequently, we consider the diversity of candidates and of the Board overall with respect to skills, experience and viewpoints, as well as self-identified characteristics including gender, age, ethnicity, national origin and sexual orientation, and we include diverse candidates in all searches for new Board members.

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The below matrix outlines the gender and demographic diversity of the current members of our Board, in accordance with Nasdaq’s board diversity disclosure rules.

Board Diversity Matrix (As of April 14, 2023)	Male	Female

Total Number of Directors: 7

Part I: Gender Identity

Directors	3	4

Part II: Demographic Background

African American or Black		1
Asian		1
White	3	2

Board Leadership

The Board does not have a fixed policy regarding the separation of the offices of Chair of the Board (the “Chair”) and CEO and believes that it should maintain the flexibility to select the Chair and its Board leadership structure, from time to time, based on the criteria that it deems to be in the best interests of the Company and our stockholders. The Board believes that it is in the best interests of the Company for the Board periodically to evaluate and determine whether the roles of Chair and CEO should be separated or combined, based on the needs of the Board and the Company at such time. In the event that circumstances facing the Company change, a different leadership structure may be in the best interests of the Company and our stockholders. For this reason, our Board evaluates issues that may be relevant to our leadership structure as part of our annual Board evaluation process.

Mr. Adam Warby has served as our independent Chair since June 6, 2019. The Chair’s duties include coordinating the activities of the independent directors, coordinating the agenda for and moderating sessions of the Board’s independent directors, and facilitating communications among the other members of the Board. This structure also allows the CEO to focus his energies on the management of the Company. We believe this structure provides strong independent leadership and oversight for our Company and our Board, while positioning our CEO as the leader of the Company for our investors, counterparties, employees and other stakeholders.

Every director on our Board, other than our CEO, is independent. We believe that the number of independent, experienced directors that make up our Board benefits our Company and our stockholders.

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PROXY STATEMENT 2023

Board and Committee Self-Assessments

Our Board conducts an annual self-assessment led by the NGC (as defined below). Each director receives a written questionnaire seeking his or her responses to questions on a wide range of subjects relating to the structure, functioning and performance of the Board and its committees. The NGC reviews the form of questionnaire each year and revises it as the NGC considers appropriate in light of evolving practices among other companies as well as suggestions made by directors in the self-assessment process. In addition, the Chair of the Board meets individually with each director to solicit their views on the Board, its committees and the performance of individual directors. The results of this process are discussed by the Board and its committees, and changes are made as and when appropriate to respond to the directors’ feedback. For example, in recent years, in response to observations that were made during the self-assessment process, the Board has devoted more time and focus to strategy development and implementation and has undertaken an ongoing series of in-depth reviews with management of various parts of our business as a regular feature of Board meetings.

Director Independence

We determine the independence of all non-employee directors in accordance with the independence requirements of our Corporate Governance Guidelines, our Director Independence Standards, our Related Party Transaction Policy and the rules of the Nasdaq Stock Market (“Nasdaq Rules”). Our Corporate Governance Guidelines, our Director Independence Standards and our Related Party Transaction Policy can be found at https://investors.heidrick.com/corporate-governance.

Pursuant to the policies listed above, we affirmatively assess whether each director has a relationship that would interfere with the exercise of independent judgment pursuant to these policies and corporate governance best practices.

In addition to the NGC’s review, the Board conducts an annual review of director independence, during which the Board also considers transactions, relationships and arrangements between each director or an immediate family member of the director and each of the Company and our executive officers.

The Board has determined that each of the following non-employee directors who served during the last completed fiscal year qualifies as “independent” in accordance with the above listed guidelines, standards and rules: Elizabeth L. Axelrod, Laszlo Bock (who served until the 2022 Annual Meeting of Stockholders), Mary E. G. Bear, Lyle Logan, T. Willem Mesdag, Stacey Rauch, and Adam Warby. As Krishnan Rajagopalan is employed by Heidrick as our President and CEO, he does not qualify as independent.

Board Committees

The Board has three standing committees: the Audit & Finance Committee (“AFC”), the Human Resources and Compensation Committee (“HRCC”) and the Nominating and Board Governance Committee (“NGC”). We have reviewed and determined that each of the members of the standing committees is independent under the provisions of the applicable committee’s charter, our Corporate Governance Guidelines, our Director Independence Standards, our Related Party Transaction Policy and Nasdaq Rules. The Board has approved a written charter for each standing committee, which we review annually and revise as appropriate. The charters define each committees’ roles and responsibilities. The charters are available on our website at: https://investors.heidrick.com/corporate-governance.

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The table below outlines membership and the frequency of meetings for each Board committee in 2022.

Name	AFC	HRCC	NGC
Elizabeth L. Axelrod		Chair*	Chair**
Laszlo Bock (until May 26, 2022)		Chair*
Mary E. G. Bear		✔
Lyle Logan	✔		✔
T. Willem Mesdag	Chair	✔
Krishnan Rajagopalan (CEO)
Stacey Rauch	✔		Chair**
Adam Warby (Chairman)	Ex Officio	Ex Officio	Ex Officio
Number of Meetings in 2022	6	4	4

* Ms. Axelrod became Chair of the HRCC effective May 26, 2022 and was a member of the HRCC until that date. Mr. Bock was Chair of the HRCC until May 26, 2022, when his Board service ended following his decision not to stand for re-election at the 2022 annual stockholders meeting.

** Ms. Rauch became Chair of the NGC effective May 26, 2022 and was a member of the NGC until that date.

Ms. Axelrod was Chair of the NGC until May 26, 2022, and remained a member of the NGC after that date.

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PROXY STATEMENT 2023

The Chair is an ex officio member of the respective committees but is excluded from discussions regarding Chair compensation. Additionally, the CEO is permitted to attend committee meetings only at the invitation of the respective committee. Accordingly, the CEO is not permitted to attend committee meetings when the independent directors meet in executive session, such as when independent directors conduct performance evaluations or discuss the compensation of the CEO, or any other portion of any committee meeting that the independent directors deem appropriate to conduct outside of the CEO’s presence for any reason.

Audit & Finance Committee (“AFC”) The AFC serves as an independent committee to assist in Board oversight of:

AFC
The integrity of the Company’s financial statements	✔
The Company’s compliance with legal and regulatory requirements that may have a material impact on financial statements, financial condition or results of operations	✔
The independent registered public accounting firm’s appointment, retention, qualifications and independence	✔
The Company’s risk, compliance and internal audit functions	✔
The review and recommendation to the Board concerning the payment of dividends	✔
The review of all related party transactions reported to the AFC by the NGC for appropriate financial statement disclosure	✔

In addition, the AFC consults with the NGC on the adequacy of the Code of Ethics, reviews the Company’s procedures for detecting violations of and ensuring compliance with the Code of Ethics and reviews violations and waivers of the Code of Ethics. Each member of the AFC is able to read and understand fundamental financial statements (as required under Nasdaq Rules) and meets the heightened standards of independence for audit committee members pursuant to the rules and regulations of the SEC (the “SEC Rules”). Messrs. Mesdag and Logan each qualify as an “audit committee financial expert” within the meaning of the SEC Rules. All of the members of the AFC (Messrs. Mesdag and Logan and Ms. Rauch, as well as Mr. Warby, who is a member of the AFC ex officio based on his status as Chair of the Board) are presumed to be financially sophisticated for purposes of the Nasdaq Rules.

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Nominating and Board Governance Committee (“NGC”) The NGC serves as an independent committee to assist the Board in determining:

NGC
The criteria for directors and the recommendation of nominees for election to the Board	✔
Committee membership recommendations	✔
Recommendations regarding the independence of director nominees and committee members under applicable standards	✔
The Company’s corporate governance policies, including the Corporate Governance Guidelines and Code of Ethics	✔
The form and amount of director compensation	✔
Oversight of other board memberships/limits on directorships	✔
CEO succession	✔
The Company’s ESG programs and disclosures	✔

In addition, the NGC coordinates and assists the directors, the Board and its committees with their annual evaluations. The NGC also reviews and approves related party transactions in consultation with the AFC. All of the members of the NGC are independent within the meaning of the Nasdaq Rules and the Company’s Corporate Governance Guidelines, Director Independence Standards, and Related Party Transaction Policy, which can be found at https://investors.heidrick.com/corporate-governance.

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PROXY STATEMENT 2023

Human Resources and Compensation Committee (“HRCC”) The HRCC serves as an independent committee to assist in Board oversight of:

HRCC
Administering and recommending all elements of compensation for the CEO; administering and approving all elements of compensation for the other executive officers	✔
Adopting, administering and approving cash incentive compensation plans and specific awards under the Company’s equity-based plans	✔
Reviewing and approving terms of employment, severance or other compensation-related agreements for any executive officer	✔
Developing and implementing the Company’s compensation clawback policy	✔
Approving the peer group used for the executive compensation benchmarking purposes	✔
Providing oversight and risk assessments in connection with Company-wide compensation programs	✔
Providing guidance on strategically critical human capital matters	✔
Reviewing talent management and succession planning for the CEO’s direct reports	✔
Reviewing annually, in consultation with senior management, the Company’s diversity and inclusion practices, key metrics, and talent pipelines	✔
Reviewing and providing advice to management on the Company’s broad-based employee compensation programs	✔

Each member of the HRCC meets the qualifications for compensation committee members pursuant to the Nasdaq Rules and is a “non-employee director” within the meaning of SEC Rule 16b-3. The HRCC may delegate authority to subcommittees when appropriate.

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Board Oversight of Corporate Strategy

Our Board takes an active role with management to formulate and review our long-term corporate strategy, including major business and organizational initiatives, growth opportunities and capital allocation priorities. On a quarterly basis the Board is provided a strategic update and management and the Board conduct an in-depth review of different aspects of the corporate strategy. Additionally, on an annual basis the Board and management conduct an in-depth, comprehensive review of the progress made against our strategic goals for the short and long-term.

The Board of Directors’ Role in Risk Oversight

Management is responsible for the day-to-day management and assessment of risk at the Company, including communication of the most material risks to the Board and its committees. The Board promotes an appropriate culture of risk management within Heidrick, sets the “tone at the top,” oversees the aggregate risk profile and monitors how Heidrick addresses specific risks. In carrying out this responsibility, the Board and its committees provide oversight over the risk management practices implemented by management.

The Board has delegated oversight of some risks to committees of the Board. However, even when the oversight of a specific area of risk has been delegated to a committee, the full Board maintains oversight over such risks through the receipt of reports from the respective committee chair to the full Board at each regularly scheduled full Board meeting. In addition, if a particular risk is material or where otherwise appropriate, the full Board may assume oversight over a particular risk, even if the risk was initially overseen by a committee. The Board does not view risk in isolation, but instead considers risk in conjunction with its oversight of Heidrick’s strategy and operations. The Board considers multiple time horizons, extending over several years, in its assessment of risks.

In its risk oversight role, the Board assesses whether the risk management processes and policies designed and implemented by management are adequate and functioning as designed. The Board performs its risk oversight function primarily through its committees as well as reports the Board receives directly from management. The Board, its committees, and management coordinate risk oversight and management responsibilities in a manner that we believe serves the long-term interests of our company and our shareholders.

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PROXY STATEMENT 2023

Board of Directors

●   The Board exercises its oversight responsibility for risk both directly and through its standing committees.

●   Throughout the year, the Board and each committee spend a portion of their time reviewing and discussing specific risk topics.

●   On an annual basis, members of senior management report on our top enterprise risks, and the steps management has taken or will take to mitigate those risks. The AFC assists the Board in these responsibilities.

●   Our Chief Legal Officer updates the Board and relevant committees regularly on legal and regulatory matters.

●   Written reports also are provided to and discussed by the Board regularly regarding recent business, strategic, competitive, operational, human capital, privacy and cybersecurity, legal and compliance and other developments impacting the Company.

Human Resources and Compensation Committee

Oversees risks related to employees and compensation, including:

●   our compensation policies and practices for employees

●   our incentive compensation plans

●   senior management succession

●   attraction and retention of talent

●   diversity, equity & inclusion

Nominating and Board Governance Committee

Oversees risks related to our overall corporate governance, including:

●   Board effectiveness

●   Board and committee composition

●   Board structure

●   Board succession

●   CEO succession

●   environmental, social and governance (ESG) factors

Audit & Finance

Committee

Oversees risks related to:

●   financial statements, financial reporting and internal controls

●   legal and compliance risks

●   cybersecurity

●   Code of Ethics compliance

●   the global economic environment

●   the competitive landscape

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Enterprise Risk

Management undertakes a regular review of a broad set of enterprise risks across the Company’s business and operations to identify, assess, prioritize and manage potential issues. Specific emphasis is placed on identifying those risks that could have the highest impact to the Company and its operations, and the highest likelihood of risk occurrence. Management’s risk assessment also takes into account input from the internal audit function which reports regularly to the AFC. The Board receives ongoing updates from risk professionals on trends in risk management and in new risks facing the business. The directors have direct access to risk professionals. The AFC assists the Board in its responsibility to oversee our enterprise-level risk profile, monitor the processes and systems of enterprise risk management, and oversee management’s efforts to mitigate enterprise-wide risks facing the Company.

As part of management’s risk identification and mitigation efforts, along with the annual plans for managing and, where appropriate, mitigating significant Company risks that the Board receives, management has created and discussed with the Board an Incident Response Plan (“IRP”) framework which includes IRPs relating to a number of specific topics, including business continuity; data security; litigation and government investigations; and misconduct, harassment and sexual harassment. The IRPs articulate the reporting obligations for management to inform the Board of significant incidents and, where appropriate and possible, describe and delineate the Board and/or committee obligations with respect to such incidents, including identifying incidents requiring immediate Board oversight and input.

Compensation Risk

The Company completes an inventory of its executive and non-executive compensation programs globally, with particular emphasis on incentive compensation plans and programs. Based on this inventory, the Company evaluates the primary components of its compensation plans and practices to identify whether those components, either alone or in combination, properly balance compensation opportunities and risk.

Moreover, the HRCC at least annually conducts a risk assessment to determine whether the Company’s incentive compensation plans encourage excessive or inappropriate risk taking, and whether the risks arising from the Company’s compensation plans, policies and programs for its employees are reasonably likely to have a material adverse effect on the Company. Based on the Company’s assessments, the Company has determined that none of its compensation policies and practices are reasonably likely to have a material adverse effect on the Company. The Company believes that its overall cash versus equity pay mix, variable versus fixed pay elements, balance of shorter-term versus longer-term performance-focused and revenue-focused (versus profit-focused) performance measures, stock ownership guidelines and use of compensation “claw-backs” work together to provide its employees and executives with incentives to deliver outstanding performance to build long-term stockholder value, while taking only necessary and prudent risks.

Code of Ethics

The Board has adopted a Code of Ethics (the “Code”) that applies to all of the Company’s employees, officers and directors, as well as independent contractors working on behalf of the Company. Through our Code, we establish clear ethical and professional guidelines, and work though several mechanisms to hold the Company collectively to the highest professional ethical standards.

The Code meets the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K, and also meets the requirements of a “code of business conduct and ethics” under Nasdaq Rules. All employees generally are required to certify that they have reviewed and are familiar with the Code annually. The Code can be located in its entirety on the Company’s website at https://investors.heidrick.com/corporate-governance.

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PROXY STATEMENT 2023

EthicsLine

The Board also has established the Heidrick & Struggles EthicsLine (the “EthicsLine”), a service that provides a mechanism for reporting to the Company alleged breaches of any legal or regulatory obligations, financial fraud, including with respect to accounting, internal controls and auditing, or any alleged violation of the Code or corporate policies. The EthicsLine is a web-based and telephonic reporting hotline available to all Company employees, contractors, vendors, stockholders, clients or other interested parties. The EthicsLine is administered by an independent third party that is separate from Heidrick and specializes in running whistleblower hotline programs for multinational companies. Calls are not recorded and callers may remain anonymous. The EthicsLine is operational 24 hours a day, seven days a week. To contact the EthicsLine, you may visit www.heidrick.ethicspoint.com or dial 800-735-0589 toll-free in the U.S. For outside the U.S. you may dial one of our local lines, 800 94 50 54 (France); 0800 1819941 (Germany); 0800 048 5486 (UK); or 704-731-7242 (Global). All such communications received through the EthicsLine are handled in accordance with the procedures established by the AFC.

Data Privacy

Data is critical to our business. Trust in how we handle that data is essential. We continue to build awareness and expertise around data ethics as we develop new and innovative ways of working with data and focus on a privacy by design approach globally, with our core values of integrity and respect being central to our approach.

Our clients, talent, candidates and participants have growing expectations and interest in how data is handled, and we have responded by equipping our staff with the knowledge, resources and subject matter experts to ensure we can meet those needs. We continue to integrate data ethics training and awareness across the business, in addition to mandatory annual data and security training for all staff. It is important that all our staff understand and take responsibility for their actions when handling data. We also continue to evolve our approach to data governance, working across multiple functions to build a consolidated and systematic approach to data protection. As a proud leader in our industry, we strive to set an example of best data privacy practices.

Heidrick is privileged to interact with hundreds of thousands of individuals as they go on a professional journey of assessment, development and potentially new roles. This is something we do not take for granted. We are subject to federal, state, and foreign laws regarding privacy and protection of people’s data, including the EU’s and UK’s General Data Protection Regulation (“GDPR”). We have a global privacy program to facilitate our ongoing efforts to comply with global privacy regulations, including GDPR and other rapidly emerging privacy and data protection laws in countries such as China and the UK, or states in the U.S. such as California. Through our privacy policies and approaches, we inform individuals whose personal data we process what data we collect, how we use it, who we share it with and for what purpose, how long we keep it, and how we protect it.

As an international business, we focus on staying apprised of local developments for privacy and data protection laws across the globe. Cross-border data transfers have been a key area of focus globally, including the introduction of new standard contractual clauses in response to changes in EU law. As we launch new business lines, build new partnerships, explore technological improvements and expand into new jurisdictions, data protection remains a critical component. As part of our data governance processes, we periodically assess our data privacy compliance program with external experts to help identify ways to improve and evolve our policies and practices. We will continue our efforts to make our dealings in relation to personal data transparent, empowering individuals to make informed choices in the process.

We maintain a Data Subject Rights Hotline designed to enable our data subjects to easily submit a request related to data subject rights. The Data Subject Rights Hotline is a telephonic reporting hotline administered by a third party that

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is separate and independent of Heidrick and specializes in running compliance hotline programs for companies throughout the U.S. The Data Subject Rights Hotline is operational 24 hours a day, seven days a week. Data subject rights requests may be submitted by visiting www.heidrickdsr.ethicspoint.com, or by calling our U.S. and Canada toll-free number: 1-844-916-1329. Country specific privacy email contacts have also been set up for China and our Data Protection Representative in Europe, in addition to our global privacy email contact, all of which may be located on our website: https://www.heidrick.com/en/privacy/privacy-notice-english.

Information Security and Cybersecurity

Confidentiality and information security are core to our corporate vision and values. It takes a combination of people, technical safeguards and processes to protect information for which we are responsible. Our security program, policies, standards, processes, tools and talent are aligned with the purpose of preventing and mitigating any potential data leakage. We also continually evaluate operating effectiveness of our security measures. Some key safeguards we have undertaken include, but are not limited to:

●	Information security policies based on the ISO 27001 framework

●	Well documented processes to provide and remove access, security incident response, IT change control, and secure software development lifecycle

●	Regular system patching

●	Frequent, independent third-party vulnerability and penetration testing

●	Access provided on a “need to know” basis applied with “least privilege” principle

●	Multi-factor authentication required for system access

●	Use of data centers protected by physical and environmental controls

●	Data encryption at rest and in transit

●	Regular, independent SOC1/SOC2 audits for key SaaS providers

●	Third party information risk management processes

●

Regular security awareness training, including annual online security awareness training required for all users of our systems. This interactive training covers topics like phishing, social engineering, mobile & device security and protection of sensitive information. Awareness is tested by sending regular test phishing emails

●	24/7/365 security monitoring

●	System redundancy and resilience to ensure business continuity

The AFC, comprised entirely of independent directors, assists the Board in its responsibilities of overseeing that the Company has established, documented, maintained and periodically reevaluates its processes with respect to cybersecurity. Management briefs the AFC on cybersecurity matters no less than once per year, and in 2022 management provided cybersecurity updates to the AFC and/or Board two times during the course of the year. Cybersecurity risks are also reviewed and discussed with the AFC and the Board as part of the annual Enterprise Risk Management assessment. Further, the Company’s enterprise level IT general controls are audited annually by the Company’s internal audit function and the Company’s independent registered public accounting firm, RSM US LLP.

The Company also maintains a cyber enterprise risk management insurance policy, which would potentially defray some of the costs associated with a breach. In the last three years, the Company has not experienced an information security breach, and as a result, the Company’s net expenses associated with information security breaches have not impacted total revenue.

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PROXY STATEMENT 2023

Proposal 1

Election of Directors

The Board recommends a vote “FOR” each of the director nominees named below. We have refreshed our Board over the past five years, as three highly-qualified directors have been added since 2018. We believe that the Board possesses an appropriate mix of diversity of backgrounds, perspectives, skills and experiences. Nevertheless, when we consider additional candidates, we look for individuals who can further enhance the diversity of our Board, including additional perspectives, skills, qualifications and experience.

Director Nominees

There are seven nominees to be considered for election to our Board: Elizabeth L. Axelrod, Mary E. G. Bear, Lyle Logan, T. Willem Mesdag, Krishnan Rajagopalan, Stacey Rauch and Adam Warby. All of the nominees currently serve as directors on the Board and were elected to the Board by the stockholders at the 2022 annual stockholders meeting. Each director nominee has agreed to be named in this proxy statement.

The Board Matrix below under “Criteria for Considering Director Nominees” summarizes key qualifications, skills and attributes relevant to the decision to nominate each candidate for service on the Board.

The nominees’ biographies below describe each candidate’s background and relevant experience in more detail. The nominees are identified and discussed in the paragraphs below for election at this year’s Annual Meeting and, if elected by our stockholders, each nominee will serve a one-year term expiring at the 2024 annual stockholders meeting. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

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Criteria for Considering Director Nominees

In considering potential candidates for election to the Board, including with respect to incumbent directors and stockholder recommended candidates, the NGC shall consider, among other qualifications that it deems appropriate, the following:

Potential Criteria
The potential candidate’s principal employment, occupation or association involving an active leadership role.	The potential candidate’s expertise or experience relevant to the Company’s business that would not be otherwise readily available to the Board.
The potential candidate’s personal qualities including strength of character, maturity of thought process and judgment, values and ability to work collegially.	The potential candidate’s time commitments, particularly the number of other boards (including leadership positions held on such boards or their committees) on which the potential candidate may serve.
The potential candidate’s independence and absence of conflicts of interest as determined by the Director Independence Standards, the Nasdaq Rules and other applicable laws, regulations and rules.

The potential candidate’s ability to bring diversity to the Board, including whether the potential candidate brings complementary skills, experience, viewpoints and/or self-identified diversity characteristics, including gender, age, ethnicity, national origin and sexual orientation.

The potential candidate’s financial literacy and expertise.

We believe that having a diverse Board of Directors enhances our Company’s performance, due to the nature of our business, our own organizational values and commitments, and the power of diverse perspectives to improve board composition and functioning. Consequently, we consider the diversity of candidates and of the Board overall with respect to skills, experience and viewpoints, as well as self-identified characteristics including gender, age, ethnicity, national origin and sexual orientation, and we include diverse candidates in all searches for new Board members. Additional information about each nominee can be found below under “Board Matrix” and “Director Biographies.”

Stockholders who would like the NGC to consider their recommendations for director nominees should submit their recommendations to the Corporate Secretary of the Company at: Heidrick & Struggles International, Inc., Attn: Corporate Secretary, 233 S. Wacker Drive, Suite 4900, Chicago, Illinois 60606. Properly submitted director nominee recommendations by stockholders will receive the same consideration by the NGC as other suggested nominees.

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PROXY STATEMENT 2023

Director Qualifications

The Board, acting through the NGC, considers its members, including those directors being nominated for reelection to the Board at the Annual Meeting, to be highly qualified for service on the Board. Generally, the Board seeks individuals with broad-based experience and the background, judgment, independence, and integrity to represent the stockholders in overseeing the Company’s management in their operation of the business.

The NGC reviewed, updated and evaluated the Board’s skill and experience matrix and evaluated each of the directors’ qualifications against the Company’s long-term strategic plans. Within this framework, specific items relevant to the Board’s determination for each director are listed in each director’s biographical information beginning on page 39. The directors’ ages are shown as of April 1, 2023. There are no family relationships among our directors or executive officers.

Board Matrix

Listed below are certain skills, qualifications and experience that we consider important for our director nominees in light of our current business strategy and structure. The directors’ biographies note each director’s relevant experience, qualifications, and skills relative to this list.

HSII Board Nominee Matrix
Experience	Axelrod	Bear	Logan	Mesdag	Rajagopalan	Rauch	Warby
Public company CEO experience
Professional services industry experience
Human capital expertise
C-suite leadership / general management experience
International
Risk management

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HSII Board Nominee Matrix (Cont.)
Experience	Axelrod	Bear	Logan	Mesdag	Rajagopalan	Rauch	Warby
Information security / cybersecurity expertise
Mergers & acquisitions
Financial literacy
Technology / digital expertise
Product strategy & development
Customer-focused / sales
Public company board experience

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PROXY STATEMENT 2023

Director Nominee Diversity

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Director Biographies

Elizabeth L. Axelrod

Elizabeth L. Axelrod, 60, served as the Global Head of Employee Experience for Airbnb (travel and hospitality service) until her retirement in August 2021. Previously, she served as the Senior Vice President, Human Resources for eBay Inc. (ecommerce corporation that facilitates consumer to-consumer and business-to-consumer sales through its website) from March 2005 to July 2015. Prior to her tenure at eBay, Ms. Axelrod served as the Chief Talent Officer for WPP PLC, a global communications services group where she was also an Executive Director, and as a partner at McKinsey & Company. She is co-author of The War for Talent, published by Harvard Business School Press in 2001.

Ms. Axelrod is a proven human resources executive with a professional services background. She is also a thought leader in talent management which is core to Heidrick’s business. Her innovative approach to talent management including the use of data analytics brings to the Board a perspective on the relationship between recruiting talent and commercial success. Ms. Axelrod also brings a digital mindset to the Board informed by her former roles at eBay and at Airbnb.

Director Since: 2016 Board Committees: Human Resources and Compensation Committee (Chair); Nominating and Board Governance Committee

Mary E. G. Bear

Mary E. G. Bear (“Meg”), 51, has been a Product and Engineering leader for SAP (enterprise management software) since 2019, and President & Chief Product Officer for SAP SuccessFactors since July 2021. Previously, she was SVP of product, data and engineering at Juvo (mobile data analytics) from 2018 to 2019. Ms. Bear provided digital transformation and start-up advisory services, among other consultative services, with Meg Bear Advisory from 2017 – 2018. Prior to that, Ms. Bear was SVP and General Manager of Cloud Services at Imperva from 2015 to 2016, and Group VP of Social Cloud at Oracle from 2012 to 2015 and VP of HCM Development from 2005 to 2012.

Ms. Bear specializes in strategic and operational leadership that fuels growth and profitability. A product innovator that delivers disruptive global technology solutions at scale, she has extensive experience across a broad spectrum of technical and business domains, specializing in technology driven growth strategies. Ms. Bear is a patent holder, keynote speaker, TEDx host, change agent and startup advisor and investor.

Her expertise is identifying, developing and scaling technology solutions from concept to profit encompassing business strategy, product management, product development, mergers and acquisitions, and market acceleration.

Director Since: 2021 Board Committees: Human Resources and Compensation Committee

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PROXY STATEMENT 2023

Lyle Logan

Lyle Logan, 63, has served as the Executive Vice President and Managing Director of the Global Financial Institutions Group for The Northern Trust Company (financial services) since 2009. Mr. Logan has served in several leadership positions with Northern Trust during his career, including serving as Executive Vice President and Managing Director, Institutional Sales and Client Servicing for Northern Trust Global Investments from 2005 through 2010; Head of Chicago Private Banking within Northern Trust’s Personal Financial Services unit from 2003 through 2005; and Senior Vice President and Personal Financial Services Manager for Northern Trust’s Midwest Region from 2000 through 2003. Mr. Logan is also the Chair and CEO of The Northern Trust International Banking Corporation.

Mr. Logan served on the board of directors of Adtalem Global Education Inc. (global provider of education services) from 2007 to 2022. He currently serves on the board of Chicago Children’s Memorial Hospital and The Field Foundation. He has been a director of the Company since 2015 and served as the Lead Director from May 2018 until June 2019.

In addition to his financial acumen and deep understanding of capital markets, Mr. Logan also brings significant experience as a client-facing leader in the financial services industry.

Director Since: 2015 Board Committees: Audit & Finance Committee, Nominating and Board Governance Committee

T. Willem Mesdag

T. Willem Mesdag, 69, is the Managing Partner of Red Mountain Capital Partners, an investment management fund based in Denver, Colorado and a Senior Advisor of HPS Investment Partners, an investment management firm based in New York, NY. Previously, he served as a Partner and Managing Director at Goldman Sachs & Co., and as a securities lawyer with Ballard, Spahr, Andrews & Ingersoll. Mr. Mesdag also serves on the board of directors of Destination XL Group, Inc. He previously served on the boards of directors of 3iGroup plc, Encore Capital Group, Inc., Cost Plus, Inc., Nature’s Sunshine Products, Inc., Skandia Group AB and Yuma Energy, Inc.

Heidrick’s Board benefits from Mr. Mesdag’s extensive experience in capital markets, corporate strategy and public company governance. He also brings an investor’s perspective to the Board.

Director Since: 2016 Board Committees: Audit & Finance Committee (Chair), Human Resources and Compensation Committee

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Krishnan Rajagopalan

Krishnan Rajagopalan, 63, has been our President and Chief Executive Officer since July 2017. He served as acting President and CEO from April 2017 until July 2017. Prior to becoming President and CEO, Mr. Rajagopalan served as Executive Vice President and Managing Partner – Executive Search since January 2016. Previously, he served as Head of Global Practices beginning in April 2014 and was appointed an Executive Vice President in January 2015. Mr. Rajagopalan has served in other leadership roles with Heidrick, including Global Practice Managing Partner, Technology & Services from 2010 to 2014 and Global Practice Managing Partner, Business/Professional Services from 2007 to 2010. Mr. Rajagopalan joined the firm in 2001 in our executive search business. Prior to joining Heidrick, Mr. Rajagopalan served as Vice President and Partner at A.T. Kearney, Inc.

Mr. Rajagopalan formerly served on the board of KludeIn I Acquisition Corp.

Through his day-to-day management of the Company as President and CEO, Mr. Rajagopalan enhances the Board’s understanding of important business developments and Management’s implementation of the Company’s strategy and day-to-day operations. Mr. Rajagopalan’s years of service in executive search also enhance the Board’s understanding of this critical component of the Company’s business.

Director Since: 2017

Stacey Rauch

Stacey Rauch, 65, is a Director (Senior Partner) Emeritus of McKinsey & Company. She was a leader in McKinsey’s Retail and Consumer Goods Practices, served as the head of the North American Retail and Apparel Practice, and acted as the Global Retail Practice Convener. A 24-year veteran of McKinsey, Ms. Rauch led engagements for a wide range of retailers, apparel wholesalers, and consumer goods manufacturers in the U.S. and internationally. Ms. Rauch was a co-founder of McKinsey’s New Jersey office, and was the first woman at McKinsey appointed as an industry practice leader. She also served on a number of McKinsey’s global personnel committees.

Ms. Rauch is currently the Chair of the Board of the Fiesta Restaurant Group (owner and operator of quick-casual restaurants), where she chairs the Corporate Governance and Nominating Committee and sits on the Compensation Committee. She is also a member of the Board of Directors of Carter’s Inc. (branded marketing of young children’s apparel), where she serves on the Audit Committee and the Nominating and Corporate Governance Committee. She was formerly a member of the boards of directors of Land Securities Group PLC, Ascena Retail Group, Inc., CEB Inc., Ann Inc. (formerly Ann Taylor Stores Corporation) and the Tops Holding Corporation.

Ms. Rauch’s strategic leadership and consulting expertise, coupled with her deep experience as an international business leader, adds important perspectives and diverse insights to the Board.

Director Since: 2019 Board Committees: Audit & Finance Committee; Nominating and Board Governance Committee (Chair)

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PROXY STATEMENT 2023

Adam Warby, Chair

Adam Warby, 62, served as Chief Executive Officer of Avanade Inc., a leading global provider of professional services for Microsoft digital, cloud and business solutions, from September 2008 to September 2019. Mr. Warby joined Avanade Inc. from Microsoft Corporation as a founding member of this joint venture created by Accenture LLP and Microsoft in April 2000, and was instrumental in managing and growing global business operations, as well as shaping the culture of a diverse team of more than 35,000 digitally connected people across 24 countries. A true global citizen, including living in the United States for seven years, he served as General Manager and Executive Vice President for Avanade’s North American and European operations during his tenure. As Chief Executive Officer of Avanade, Mr. Warby led both organic and inorganic growth, including six acquisitions across Asia, Europe and North America, resulting in annual sales in excess of $3 billion, an amount that more than doubled under his leadership.

Mr. Warby also serves on the boards of directors of SimCorp A/S and SoftwareOne Holding AG. SoftwareOne has nominated Mr. Warby to be elected the independent Chair of its board at its annual general meeting on May 4, 2023. He also sits as a Senior Advisor on KKR’s European Private Equity Portfolio Management Committee and is Chair of the Board of Junior Achievement Europe.

Through over 31 years of strategic leadership and consulting experience, spanning his time at IBM, Microsoft and Avanade, Mr. Warby brings a unique understanding and experience of applying technology in both innovative and practical ways to address the opportunities and challenges stemming from the digital transformations Heidrick’s clients are facing today.

Director Since: 2018 Board Committees: Ex Officio member of all committees

The Board recommends a vote “FOR” each of the foregoing nominees.

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Non-Employee Director Compensation

We compensate non-employee directors for their service on the Board with a combination of cash and equity awards that we believe are commensurate with their role and involvement, and consistent with peer company practices. We intend to compensate our non-employee directors in a way that is competitive, attracts and retains a high caliber of directors, and aligns their interests to our stakeholders. The NGC annually reviews and makes recommendations to the Board regarding the level and form of compensation paid to non-employee directors, including our director compensation program’s underlying principles. As part of this analysis, the independent compensation consultant also provides guidance to the NGC with respect to director compensation trends and data from peer companies. Pursuant to the review, and in consideration of the advice of Pay Governance LLC, the independent compensation consultant at the time, the NGC recommended, and the Board approved, the following changes to the non-employee director compensation program for 2022, effective May 26, 2022:

●	Increase the annual cash retainer from $75,000 to $85,000

●	Increase the value of the annual equity award from $115,000 to $135,000

●	Discontinue the $10,000 additional retainer for serving as a member of the AFC

●	Increase the retainer for serving as Chair of the NGC from $10,000 to $20,000.

These changes were made in light of several considerations, including (1) the results of a market check conducted by the independent compensation consultant, (2) the recognition of the increasing workload of committee chairs, especially the Chair of the NGC, and (3) the recognition that we have a relatively small Board with a distributed workload, which favors a greater emphasis on compensation for Board service rather than for serving as a member of individual committees.

Mr. Rajagopalan, who is a director and is also our President and CEO, does not receive any additional compensation for his service on our Board. Please refer to the section entitled “Executive Compensation” for additional details regarding Mr. Rajagopalan’s compensation.

Directors may elect to defer up to one hundred percent of their cash compensation per year pursuant to our Voluntary Deferred Compensation Plan (the “VDC Plan”). All directors are reimbursed for their out-of-pocket expenses incurred in connection with their duties as directors.

Each non-employee director receives an annual equity award of either restricted stock units (“RSUs”) or shares of common stock with a value of approximately $135,000, typically awarded on the date of each annual meeting of stockholders. Each non-employee director can elect whether the receive his or her annual equity award in the form of stock or RSUs. The RSUs remain unvested until the director retires from the Board. Additionally, non-employee directors receive a cash retainer of $85,000 each per year, payable quarterly in arrears. In addition, the Board chairperson and committee chairpersons receive compensation for their service in these capacities as outlined below.

Role	Cash Retainer
AFC Chair	$30,000
HRCC Chair	$30,000
NGC Chair	$20,000
Chair of the Board of Directors	$100,000

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PROXY STATEMENT 2023

The compensation of our non-employee directors, including all RSUs or shares of common stock, for the 2022 fiscal year is set forth in the table below and described in the accompanying footnotes.

Name	Fees Earned or Paid in Cash ($)[1]	Stock Award ($)[2]	All Other Compensation ($)	Total
Elizabeth L. Axelrod	$102,967[3]	$135,011[10]	$0	$237,978
Mary E. G. Bear	$80,989[4]	$135,011[11]	$0	$216,000
Laszlo Bock	$42,349[5]	$0	$0	$42,349
Lyle Logan	$85,000[6]	$135,011[10]	$0	$220,011
T. Willem Mesdag	$115,000[7]	$135,011[11]	$0	$250,011
Stacey Rauch	$96,978[8]	$135,011[10]	$0	$231,989
Adam Warby	$180,989[9]	$135,011[11]	$0	$316,000

1

Reflects cash compensation earned by each director in 2022 and includes any amounts deferred at the director’s election under our VDC Plan, described above. In 2022, the cash retainer fee paid to each director (other than Mr. Bock, whose Board service ended on May 26, 2022, and Mr. Rajagopalan, who received no compensation for his service as a director) was $80,989, representing a blended fee of $75,000 annually through May 25, 2022 and $85,000 annually from and after May 26, 2022. Mr. Bock received a cash retainer fee of $42,349 as described in footnote 5 below.

2

Reflects the grant date fair value for financial reporting purposes in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC Topic 718”) for shares of common stock or RSUs granted under the Third Amended and Restated Heidrick & Struggles 2012 GlobalShare Plan (the “GlobalShare Plan”).

3

Ms. Axelrod served as Chair of the NGC until May 26, 2022 and as Chair of the HRCC from and after May 26, 2022. The amount shown includes a prorated portion of the $30,000 annual retainer for serving as Chair of the HRCC and a prorated portion of the $10,000 cash retainer (the rate in effect through May 25, 2022) for serving as Chair of the NGC.

4	20% of Ms. Bear’s fees ($16,198) were deferred pursuant to our VDC Plan.
5

Mr. Bock ceased to serve on the Board or any of its committees as of May 26, 2022. This amount reflects a prorated portion of the $75,000 annual retainer fee for his service on the Board through May 25, 2022, a prorated portion of the $85,000 annual retainer fee (the rate in effect after May 25, 2022) for his service on the Board on May 26, 2022 and a prorated portion of the $30,000 retainer for his service as chair of the HRCC through May 25, 2022. All of Mr. Bock’s fees were deferred pursuant to our VDC Plan.

6	Includes a prorated portion of the additional $10,000 cash retainer that was formerly paid to members of the AFC through May 25, 2022.
7

Includes the cash retainer of $30,000 Mr. Mesdag earned as Chair of the AFC and a prorated portion of the additional $10,000 cash retainer that was formerly paid to members of the AFC through May 25, 2022. All of Mr. Mesdag’s fees were deferred pursuant to our VDC Plan.

8

Includes a prorated portion of the additional $10,000 cash retainer that was formerly paid to members of the AFC through May 25, 2022 and a prorated portion of the $20,000 cash retainer Ms. Rauch earned for her service as Chair of the NGC from and after May 26, 2022.

9	Mr. Warby earned an additional cash retainer of $100,000 as Chair of the Board. All of the $180,989 in fees earned were paid to Warby Ltd., a company in which Mr. Warby is the controlling shareholder.
10

The amount reflects the aggregate grant date fair value of shares of common stock granted on May 26, 2022 (the date of the 2022 annual stockholders meeting). The award was equal to the annual equity retainer of $135,000 divided by the closing stock price on the date of grant of $34.18 rounded to nearest whole share, resulting in 3,950 shares of common stock.

11

The amount reflects an award of RSUs granted on May 26, 2022 (the date of the 2022 annual stockholders meeting) with the same value as the award of common stock described in footnote 10 above. The amount reflects the aggregate grant date fair value of RSUs granted on May 26, 2022, calculated in accordance with ASC Topic 718. The value of the award was $135,000 divided by the closing stock price on the date of grant of $34.18 rounded to nearest whole share, resulting in 3,950 RSUs. As of December 31, 2022, the aggregate RSUs held by our non-employee directors that were granted and outstanding were as follows: 3,950 for Ms. Bear, 29,293 for Mr. Mesdag, and 18,094 for Mr. Warby.

The Company’s stock ownership guidelines for directors require each non-employee director to own three times their annual cash retainer in Company common stock within three years of joining the Board. As of March 31, 2023, each of the non-employee directors has either satisfied the stock ownership guidelines or is on track to do so in compliance with the guidelines.

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Executive Officers

All of the Company’s executive officers have been appointed by and serve at the pleasure of the Board of Directors. Below is the name, age, title, principal occupation and certain biographical information as of April 1, 2023 for each of the Company’s executive officers, excluding Mr. Rajagopalan, whose information is included above under “Director Biographies.”

Mr. Harris, 52, was appointed Chief Financial Officer of the Company on March 19, 2018. He had been serving as the Deputy Chief Financial Officer of the Company since February 2018. Before then, since 2015, Mr. Harris had been CFO at Hercules Capital, Inc., a publicly traded business development company, where he was responsible for finance, accounting, operations, legal and investor relations, as well as a voting member of the Investment Committee. Prior to that, Mr. Harris worked at Avenue Capital Group for over nine years, where he served as their Senior Managing Director/Head of Asia, in which he led the entire Asian investment strategy and before that, their Chief Financial Officer. Prior to working at Avenue Capital Group, from 2004 to 2006 Mr. Harris served as Corporate Financial Controller and Chief Accounting Officer at Hutchinson Telecommunications, a publicly traded telecommunications company based in Hong Kong. Prior to Hutchinson Telecommunications, Mr. Harris was a Manager at PricewaterhouseCoopers in their Global Capital Markets Group.
Mark Harris

Ms. Heaton, 53, was appointed Chief Legal Officer and Corporate Secretary on November 15, 2021. Most recently, from February 2015 to July 2020 Tracey served as Senior Vice President and Chief Corporate Counsel for Visa Inc. a financial services corporation, and was a key member of the company’s senior legal leadership team. She advised Visa’s board of directors and C-suite executives and managed a team of more than 20 lawyers and legal professionals. Under her leadership, her team provided legal support for a wide variety of commercial and corporate areas, including: mergers, acquisitions and strategic venture investments; securities and public company reporting; ESG; treasury and finance; marketing and sponsorships; trademark portfolio and global entity management; and employment and executive compensation. Previously, Tracey served as Executive Vice President and Deputy General Counsel at NYSE Euronext Inc. and as Associate General Counsel at United Technologies Corporation. Tracey also held roles as an associate in the corporate group of Milbank, Tweed, Hadley & McCloy, LLP, while based in New York and Hong Kong, and in the corporate department of Dechert LLP.
Tracey Heaton

Ms. Payne, 52, was appointed Chief Human Resources Officer on January 1, 2019. She is responsible for working closely with leaders within the firm and in setting and executing a global talent strategy that supports the near- and long-term business objectives for Heidrick. Ms. Payne joined Heidrick in 2015, serving as Vice President – Global Compensation and Human Resources, Americas until 2017 when she led global total rewards strategy and design, in addition to leading HR for the Americas Region. From 2017 until her appointment as CHRO in 2019, Ms. Payne served as Vice President – Human Resources, Global Executive Search where she served as a business partner to Heidrick’s global Executive Search leaders. Prior to joining Heidrick, Sarah was Director of Global Executive Compensation at Bunge, a leading global agribusiness company, and earlier she was Global Director of Compensation and Benefits at PanAmSat, a satellite communications company that was later acquired by Intelsat.
Sarah Payne

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PROXY STATEMENT 2023

Each of our executive officers has entered into an employment agreement with the Company, which contain customary restrictive covenants in favor of the Company. Each executive officer also participates in the Company’s MIP, CIC Plan, Severance Plan (as defined below), equity programs and vacation and benefit plans at the same level as other senior executives, as outlined below in further detail.

Certain Relationships and Related Party Transactions

Various Company policies and procedures and annual questionnaires completed by all Company directors and executive officers require disclosure of transactions or relationships that may constitute conflict of interest or otherwise require disclosure under applicable SEC and Nasdaq Rules. The process for reviewing certain relationships and related party transactions are outlined in the Company’s Related Party Transaction Policy and Policy on Resolution of Conflicts of Interest for Directors and Executive Officers. Depending on the particular transaction or relationship, the Company’s review processes vary.

Related Party Transactions. Pursuant to the Related Party Transaction Policy and committee charters, the NGC—in consultation with the AFC—reviews and approves related party transactions. The Related Party Transaction Policy defines a “related party transaction” as a transaction, arrangement or relationship in which the Company or any of it subsidiaries is or will be a participant, the aggregate amount will or may be expected to exceed $120,000 in any fiscal year, and any Related Party has, had or will have a direct or indirect material interest. The definition contains exclusions for certain categories of transactions consistent with SEC rules. A “Related Party” is defined as an executive officer, a director or nominee for director, a stockholder owning more than 5% of any class of the Company’s voting securities, or an immediate family member of any such person.

In addition, it is the practice of the NGC, although not part of a written policy, to review each transaction specifically disclosed as a potential related party transaction in connection with its review of the proxy statement for the annual meetings of stockholders, to the extent any such transaction has not previously been reviewed, applying the same standard.

Pursuant to our Related Party Transaction Policy, on a semi-annual basis, as requested by the NGC or the Company’s Chief Legal Officer, each director and executive officer is required to disclose in writing to the Company all pertinent information regarding his or her related parties and each charitable or non-profit organization for which such director or executive officer (or any of his or her related parties) is actively involved in fundraising or otherwise serves as a director, trustee or in a similar capacity.

There were no related party transactions since January 1, 2022 that required approval under the Company’s Related Party Transaction Policy or the rules and regulations of the SEC.

Conflicts of Interest. When a transaction or relationship involving a potential conflict of interest is identified at the Chief Executive Officer or Board level, the NGC and/or its Chair, or in the instance of a potential conflict with the Chair of the NGC, the Board as whole, evaluates the transaction or relationship and approves or ratifies it (without the vote of any interested person) only if it is judged to be fair and in the best interests of the Company. When a transaction or relationship involving a potential conflict of interest arises at the level of an executive officer other than the CEO, the NGC evaluates the transaction or relationship and approves or ratifies it only if it is judged to be fair and in the best interests of the Company. In either case, conflicts that are not approved or ratified must be removed.

Director Independence Standards. The Board, assisted by the NGC, determines each year whether and which directors can be considered independent based on relationships reported by directors in response to annual

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questionnaires and otherwise. To guide the Board in this process, the Company maintains Director Independence Standards that have been drafted to incorporate, and be more restrictive than, the independence requirements under applicable laws, rules and regulations. Directors who satisfy the Director Independence Standards are deemed to satisfy the requirements of such laws, rules and regulations. Notwithstanding the fact that a director may not satisfy one or more of the Director Independence Standards, the Board may find such director to be an independent director to the extent the Board determines that the relationships which cause the Director Independence Standards not to be met will not interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a member of the Board.

The Company’s Related Party Transaction Policy, Director Independence Standards and Policy on Resolution of Conflicts of Interest for Directors and Executive Officers can be found at: https://investors.heidrick.com/corporate-governance.

Additional Governance Matters

Communication with the Board

Stockholders may communicate directly with the Board. All communications should be directed to:

Corporate Secretary

Heidrick & Struggles International, Inc.

233 South Wacker Drive, Suite 4900

Chicago, Illinois 60606

Any such communication should prominently indicate on the outside of the envelope that it is intended for the Board or a particular committee, or director. All appropriate communication intended for the Board or a particular committee or director and received by the Corporate Secretary will be forwarded to the specified party following its clearance through normal security procedures.

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PROXY STATEMENT 2023

Executive

Compensation

48

HEIDRICK & STRUGGLES

Proposal 2:

Advisory Vote to Approve 2022 Named Executive Officer Compensation

The Board and HRCC value the views of our stockholders, and currently conduct an annual advisory vote to approve the 2022 compensation of our Named Executive Officers. The Say-on-Pay vote is advisory, and therefore not binding on the Company, the HRCC or our Board.

Pursuant to Section 14A of the Securities Exchange Act of 1934, the Company seeks your advisory vote on our 2022 executive compensation program. The Company asks that you support the compensation of our Named Executive Officers as disclosed in the Compensation Discussion & Analysis (“CD&A”) section and the accompanying executive compensation tables and narratives contained in this proxy statement.

The CD&A section of this proxy statement discusses our executive compensation philosophy, policies and structure during the most recently completed fiscal year. The HRCC and the Board believe that these policies and procedures are effective in implementing our executive compensation philosophy and in achieving its goals.

As an advisory vote, your vote will not be binding on the Company or the Board. However, our Board and our HRCC, which is responsible for designing and administering the Company’s executive compensation program, value the opinions of our stockholders and to the extent there is any significant vote against the compensation paid to our Named Executive Officers, we will consider our stockholders’ concerns and the HRCC will evaluate whether any actions are necessary to address those concerns.

The Board and the HRCC recommend that our stockholders vote “FOR” the approval, on an advisory basis, of the 2022 compensation paid to our Named Executive Officers, as disclosed in this proxy statement, including the following CD&A section, the executive compensation tables, and the related narrative discussion, and adopt the following resolution at the Annual Meeting: “RESOLVED, that approval, on an advisory basis, of the 2022 compensation paid to our named executive officers as disclosed in this proxy statement is hereby RATIFIED.”

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PROXY STATEMENT 2023

Compensation

Discussion & Analysis

Introduction

Heidrick is a human capital leadership advisory firm providing executive search, consulting and on-demand talent services to businesses and business leaders worldwide to help them improve the effectiveness of their leadership teams. More specifically, the Company provides these services through the expertise of its experienced consultants located in major cities around the world. The Human Resources and Compensation Committee (“HRCC”) seeks to ensure that the Company’s executive compensation program attracts, retains and rewards the best talent, while at the same time maintaining a strong link between pay and performance and aligning the interests of the Company’s executives and stockholders. Heidrick’s executive compensation philosophy emphasizes and rewards both Company and individual performance. The Company believes this approach promotes sustained long-term performance by rewarding not only the achievement of financial and operational goals, but also the accomplishment of individual strategic objectives. Further, we believe this approach enables profitable growth and advances our high-performance organization by using culture as a strategic differentiator to attract, develop, and retain the highest-performing talent, and to build a more diverse and inclusive Company.

Through our HRCC, the Company has implemented strong governance practices for considering and making decisions with respect to the compensation of the Company’s Named Executive Officers. Management, the HRCC and the full Board all play active roles in executive compensation decisions.

This Compensation Discussion & Analysis describes and explains the Company’s compensation philosophy and executive compensation program, as well as compensation awarded to and earned by the following persons who were our Named Executive Officers1 (“NEOs”) for 2022:

Name	Title

Krishnan Rajagopalan	President & Chief Executive Officer

Mark Harris	Chief Financial Officer

Tracey Heaton	Chief Legal Officer & Corporate Secretary

Sarah Payne	Chief Human Resources Officer

Michael Cullen	Former Chief Operating Officer[2]

1	This term does not include Mr. Michael Cullen other than when referring to the Named Executive Officers of the Company for 2022.
2	Mr. Cullen ceased to serve as the Company’s Chief Operating Officer effective June 1, 2022 and became Partner & Special Advisor.

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The CD&A is Organized into Four Sections:

1. 2022 Year in Review	2. Executive Compensation Philosophy	3. 2022 Compensation Program	.	4. Other Compensation Policies and Information

The CD&A is followed by the Compensation Tables and Narrative Disclosures, which report and describe the compensation and benefit amounts paid to the NEOs for 2022.

2022 Year in Review

2022 was a record year for revenues and profitability.

●	Consolidated net revenue was $1,073.5 million compared to $1,003.0 million in 2021

●	Operating income in 2022 was $112.3 million and operating margin was 10.5%

●	Adjusted operating income in 2022 was $111.8 million and adjusted operating margin was 10.4%

●	General and administrative expenses in 2022 declined to 12.4% of net revenues, from 13.0% in 2021

●	Diluted earnings per share were $3.86 compared to $3.58 in 2021

●	Adjusted diluted earnings per share were $3.84 compared to $4.11 in 2021

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PROXY STATEMENT 2023

52	COMPENSATION DISCUSSION & ANALYSIS

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Adjusted Operating Income and Adjusted Diluted Earnings Per Share are Non-GAAP financial measures and include adjustments to Operating Income and Earnings Per Diluted Share in 2019 to exclude expenses for restructuring-related adjustments. The adjustments in 2020 exclude expense associated with goodwill impairment charges and restructuring charges. The adjustments in 2021 exclude restructuring charges and one-time expenses for increases to earnout payouts related to the Business Talent Group (“BTG”) acquisition in April 2021. The adjustments in 2022 exclude one-time credits to decrease the earnout payout to the former owners of BTG. Adjusted Operating Margin refers to Adjusted Operating Income as a percentage of Net Revenue.

Total Shareholder Return is the value of $100 invested in shares of our common stock on December 31, 2017, assuming the reinvestment of dividends during the following five-year period. The stock price performance depicted in the above graph is not necessarily indicative of future price performance. This graph will not be deemed to be filed as part of this proxy statement, and will not be deemed to be incorporated by reference by any general statement incorporating this proxy statement into any filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this information by reference. The annualized return represents the compounded annual growth rate of the Total Shareholder Return for the period beginning on December 31, 2017 and ending December 31, 2022.

A reconciliation of these Non-GAAP financial measures to the most directly comparable GAAP financial measures can be found on Annexes A and B.

Executive Compensation Philosophy

Our executive compensation philosophy focuses on attracting, retaining and motivating leaders that support the Company’s culture and are committed to our mission, growth and strategy. Our executive compensation program is designed to drive long-term stockholder value by aligning our business strategies and operating priorities with stockholders’ interest and rewarding executives for top- and bottom-line growth. A significant portion of executive compensation is based on variable pay, which aligns pay with performance against certain financial metrics relating to the Company’s business strategies and qualitative metrics relating to individual performance. In assessing the individual performance of the NEOs, the HRCC considers, among other things, the NEOs’ achievement of individual and shared performance objectives, contributions to the Company’s strategic initiatives and demonstrated leadership qualities.

The primary objectives of our compensation program are to:

1. Attract and Retain Leaders that have the right skills to support the Company’s culture and drive short-term and long-term success	2. Align Pay with Performance	3. Create a Common Interest
	Aligned with our business strategies through the use of incentive compensation programs	Between our executives and stockholders

The HRCC regularly reviews the compensation program for the Company’s executives to assess whether the program continues to meet the needs of the business, is competitive in the executive search and leadership consulting industry, and aligns the interests of the Company’s executives with those of the Company’s stockholders. The Company’s executive compensation program may change from time-to-time based on this review by the HRCC.

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PROXY STATEMENT 2023

Compensation Best Practices

What We Do	What We Don’t Do

✔ Design compensation program with at least 65% of total target executive compensation delivered through variable pay	✘ No “single trigger” equity acceleration in connection with a change in control

✔ Annually assess peer-group composition and competitive compensation practices	✘ No hedging or pledging of Heidrick stock

✔ Encourage long-term value creation by providing for a combination of time- and performance-based equity awards that vest over three years	✘ No dividends or dividend equivalents paid until PSUs or RSUs vest

✔ Limit maximum payout on both annual incentive plan as well as PSUs to 200% of target	✘ No excise tax gross-ups to the executive officers

✔ Include double-trigger provisions under our Change in Control Policy	✘ No excessive perquisites for executive officers

✔ Maintain a robust clawback policy that covers all incentive-based compensation

✔ Require minimum stock ownership by all executive officers

✔ The fully independent HRCC utilizes an independent compensation consultant

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Strong Governance Practices Utilized in Determining Executive Compensation

Role of the HRCC. The HRCC consists entirely of independent directors and is responsible for governance of the executive compensation program, including designing, reviewing and overseeing the program. Each year, the HRCC reviews and approves all compensation decisions relating to the NEOs. When making these compensation decisions, the HRCC analyzes data from the peer group (pages 55-56) and additionally looks to market practices in the executive search and leadership consulting industry. In addition, the HRCC also considers a number of other factors, including:

●	Individual responsibilities, experience and achievement of the NEO and contributions toward the Company performance;

●	Internal considerations such as retention, future potential with the Company,

individual’s contributions relative to other NEOs;

●	Recommendations from the CEO (for NEOs other than the CEO); and

●	Input and recommendation from the independent compensation consultant.

The HRCC determines and approves the compensation of the NEOs based on this evaluation. In making its decisions, the HRCC does not apply formulaic weighting to any of the above factors.

Role of the Board. The HRCC independently reviews the CEO’s performance and recommends the CEO’s compensation to the Board. The Board then independently reviews the CEO’s performance and, based on the recommendation of the HRCC, considers and determines the compensation of the CEO.

Role of the CEO. The HRCC considers input from our CEO in making determinations regarding the compensation of our NEOs, other than our CEO. Following the discussion between the HRCC and the CEO of the annual performance reviews of the NEOs, the CEO presents NEO compensation recommendations to the HRCC for consideration, which includes base salary adjustments, payout results with respect to prior year’s cash incentive under the Management Incentive Plan (“MIP”), equity awards under the long-term incentive plan and targets for the current year’s MIP awards. These recommendations are based upon each individual’s performance and responsibilities, as well as comparative market data, as described below. The HRCC has full discretion to adopt, modify or reject any such recommendations.

Role of the Independent Consultant. The HRCC has retained an independent compensation consultant which reports directly to the HRCC and does no other work for management. Until November 2022, the HRCC retained the services of Pay Governance LLC, at which time the HRCC retained the services of Semler Brossy Consulting Group LLC. During 2022, the independent compensation consultant’s representatives participated in the HRCC meetings and provided guidance to the HRCC with respect to executive compensation, comparative peer group data, annual incentive compensation and consultant pay programs. In supporting the HRCC, the independent compensation consultant provides the HRCC with an independent assessment of the CEO’s compensation and the CEO’s recommendations for compensation of NEOs. It also reviews and confirms the peer group used by the Company to prepare market compensation data, and provides ad hoc support to the HRCC, including discussing executive compensation and related corporate governance trends. In 2022, the HRCC determined that both Pay Governance LLC and Semler Brossy Consulting Group LLC were independent and without conflicts of interest. This determination was reached after reviewing the independence factors set out in the Nasdaq Rules.

Use of a Peer Group. The HRCC evaluates the Company’s executive compensation program in comparison to those of a selected peer group, which in 2022 (and for the purposes of setting 2022 compensation) consisted of 12 similarly-sized public professional services companies. The HRCC reviews and approves peer group composition each year. The HRCC uses the peer group to compare total direct compensation and each of the compensation elements for each NEO against those for positions at peer group companies with similar responsibilities. The HRCC also uses the peer group to review executive pay programs and practices at those companies.

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PROXY STATEMENT 2023

Consistent with 2021, the 2022 peer group consisted of the following companies:

Peer Group

Barrett Business Services, Inc.	ICF International, Inc.

CBIZ, Inc.	Kforce, Inc.

CRA International, Inc.	Korn/Ferry International

Cross Country Healthcare, Inc.	Resources Connection, Inc.

FTI Consulting, Inc.	TrueBlue, Inc.

Huron Consulting Group, Inc.	Volt Information Sciences, Inc.

In determining compensation, the HRCC considers the peer group companies with which the Company directly competes for executive talent. However, most of the Company’s executive search and leadership advisory competitors, from which executive talent is often recruited, are privately held and are not included in the above list of publicly traded companies. The HRCC therefore also relies on its general knowledge of executive compensation levels and practices in the executive search and leadership consulting industry. The HRCC also considers compensation survey data from the Equilar Total Compensation Report, an executive compensation survey.

The HRCC does not set a specific, relative percentile positioning for total direct compensation, or the elements of total direct compensation, as a target for NEO pay levels. Rather, the HRCC reviews the total direct compensation range for each position and the mix of elements to evaluate whether the compensation is adequate to attract and retain key executive talent. To ensure that compensation is linked to performance, the NEO compensation program is designed to deliver at least 65% of total target executive compensation through variable pay, with payout based on Company and/or stock price performance. The NEO compensation program is also designed to deliver a significant proportion of NEO compensation in the form of equity and thus aligns compensation with the interests of the Company’s stockholders.

Stockholder Vote and Engagement on Executive Compensation

The Company held its annual non-binding stockholder advisory vote to approve executive compensation (“say-on-pay”) at the 2022 Annual Meeting of Stockholders. The stockholders indicated their strong support for our 2021 executive compensation program, with approximately 95.4% of voting stockholders casting their vote in favor of the say-on-pay resolution.

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The Company had regular and active discussions with its major stockholders on various topics throughout 2022 and, during those conversations, stockholders did not raise any specific issues relating to the design of the Company’s executive compensation program. The HRCC did not make any changes to the executive compensation program as a result of the 2022 say-on-pay vote or the Company’s stockholder outreach efforts during 2022. The HRCC is dedicated to continuous improvement of the executive compensation program to reflect an appropriate alignment of pay and performance, and will continue to seek and review stockholder perspectives when designing and implementing the Company’s executive compensation program.

2022 Compensation Program

Compensation Elements

Our NEO compensation mix is generally split into three principal components: (i) base salary; (ii) annual cash incentives; and (iii) long-term equity incentives. We believe that having a combination of these elements motivates, challenges and rewards our executives to achieve positive results for our Company and our stockholders. Each element of compensation is summarized as follows:

Element	Form	Compensation Philosophy	What it Rewards

Base Salary		Pay competitive salaries to attract and retain executive talent necessary to develop, implement and execute Heidrick’s business strategy, and to reflect responsibilities of the position, experience of the executive and the marketplace in which Heidrick competes for talent.	Accomplishment of day-to-day job responsibilities, taking into account individual performance and retention considerations.

Annual Incentives		Motivate executives to generate outstanding performance and achieve or exceed the operating plan over a one-year period and align annual compensation with annual performance and financial results.	Achievement of specific pre-set performance thresholds related to financial, operational and strategic objectives.

Long-Term Incentive		Encourage achievement of long-term performance goals, align executive rewards with the interests of Heidrick’s stockholders through long-term stock price exposure, and facilitate the accumulation of Heidrick shares by executives, thereby enhancing ownership and promoting retention.	Share price growth and attainment of long-term financial goals, as well as retention.

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PROXY STATEMENT 2023

2022 Executive Total Direct Compensation Mix

The majority of total direct compensation paid to the NEOs for 2022 performance was variable compensation.

2022 Mix of Compensation Paid to CEO	2022 Mix of Compensation Paid to Other NEOs

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Base Salary

Base salaries are reviewed annually by the HRCC against levels for positions with similar responsibilities at peer companies, using the comparative data prepared by the HRCC’s independent compensation consultant. The HRCC then considers individual performance, internal pay equity, functional expertise, experience and scope of responsibilities. In 2022, the HRCC approved the following base salaries for the NEOs:

Name	2021 Base Salary ($)	2022 Base Salary ($)	% Increase

Krishnan Rajagopalan	$850,000	$900,000	5.9%[1]

Mark Harris	$450,000	$600,000	33.3%[2]

Tracey Heaton	$400,000	$400,000	--

Sarah Payne	$300,000	$325,000	8.3%[3]

Michael Cullen	$650,000	$650,000	--[4]

1	Mr. Rajagopalan’s base salary increased from $850,000 to $900,000 effective January 1, 2022 to reflect a better alignment to the external market for his role.
2

Mr. Harris’ base salary increased from $450,000 to $525,000 for the period January 1, 2022 to May 31, 2022 and then increased from $525,000 to $600,000 for the period June 1, 2022 to December 31, 2022 to reflect a better alignment to the external market and increase in responsibilities for his role.

3	Ms. Payne’s base salary increased from $300,000 to $325,000 effective January 1, 2022 to reflect a better alignment to the external market for her role.
4	Mr. Cullen ceased to serve as the Company’s Chief Operating Officer effective June 1, 2022 and became Partner & Special Advisor. His base salary remained unchanged for 2022.

Annual Incentives

The MIP is the vehicle through which NEOs are rewarded with an annual cash bonus for achieving specific short-term performance goals over a one-year period. The MIP rewards our NEOs for achieving key annual financial metrics and individual and shared qualitative performance objectives.

The HRCC sets Company and individual performance goals for the NEOs during each year. These goals consist of both financial and qualitative performance objectives. The HRCC considers the reviews conducted by the CEO of the other NEOs and conducts its own review of the CEO’s performance against those pre-established performance objectives, as well as Company performance milestones achieved during the year.

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2022 Target MIP Percentage

For 2022, the HRCC set the following MIP targets:

Name	MIP Target (% of Base Salary)

Krishnan Rajagopalan	150%

Mark Harris	100%

Tracey Heaton	75%

Sarah Payne	75%

Michael Cullen[1]	100%

1

Mr. Cullen ceased to serve as the Company’s Chief Operating Officer effective June 1, 2022 and became Partner & Special Advisor. His MIP target remained unchanged for 2022 and he remained eligible for a MIP payout for 2022.

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2022 MIP Metrics

The MIP metrics and targets that the HRCC selected for 2022 tie directly to our operational and strategic goals. Under the MIP, determination of the payout level (if any) for each NEO award is based upon the achievement of a combination of financial performance metrics (weighted at 70%) and individual and shared qualitative performance objectives (weighted at 30%). The objectives and rationale for selecting the MIP performance metrics for the year ended December 31, 2022, and the relative weight of each metric were as follows:

Performance Metric	Rationale for Using Performance Metric	Weight

Adjusted Operating Income	Measures the ability of the Company to efficiently translate revenues to profits, which allows the Company to invest for the future and enhance stockholder returns.	30%

Search Net Revenues	Coupled with profitability (above), focuses the NEOs on growing the top line revenues of the Company while managing profitability.	20%

Non-Search Net Revenues	Aligns the NEOs to critical strategic objectives of diversifying the Company’s revenues.	20%

Qualitative Performance Objectives	Measures achievement of critical strategic & operational objectives, both shared and individual.	30%
Total		100%

In 2022, the HRCC changed the weighting of financial metrics to bring equal weight to search and non-search revenues. This change is intended to better align the weightings with the Company’s strategic vision of diversification through non-executive search growth within the business.

Payout amounts under the MIP were set for each financial metric based on ”Threshold”, “Target”, “High-Target”, and “Maximum” performance levels and corresponding award levels based on the Company’s business plan and other operational and environmental factors, specifically: Adjusted Operating Income, Search Net Revenues, Non-Search Net Revenues, and individual and shared qualitative performance objectives. “Target” performance is the level at which a participant will earn 100% of their respective target award. Depending upon the relationship of the Company’s actual financial performance and the individual’s annual performance review, final payouts under the MIP may be as little as zero (below “Threshold” performance) and as high as 200% of Target (at “Maximum” performance). The “High-Target” payout is set at 150% of Target. The HRCC has discretion to modify any payouts (upwards or downwards) under the MIP as deemed appropriate to ensure plan objectives are met, taking into consideration a variety of Company specific or environmental factors.

The financial metrics were set taking into account the Company’s strategic objectives to align with short and long-term performance, internal budgeting for the relevant year, external guidance and expected market conditions. Each NEO

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PROXY STATEMENT 2023

also had individual and shared qualitative performance objectives that were reviewed and approved by the HRCC in early 2022 and were aimed at aligning each NEO’s performance to Company’s short-and long-term strategy and goals.

Threshold, Target, High-Target and Maximum Performance Levels for 2022, as well as the actual performance results for the financial performance metrics are set forth below:

	Adjusted Operating Income	Search Net Revenues	Non-Search Net Revenues	Qualitative Performance Objectives	Total

Performance

Threshold	$85.4 million	$764.0 million	$165.0 million
Target	$93.4 million	$846.0 million	$174.0 million
High-Target	$104.4 million	$865.0 million	$183.0 million
Maximum	$115.4 million	$914.0 million	$186.0 million

Target Weighting: % of Total Bonus

Actual Performance	$118.9 million[1] 127% of Target	$901.9 million 107% of Target	$171.5 million 99% of Target	See below

Bonus Result For Financial Metrics	200% x 30% weight: 60%	188% x 20% weight: 37.5%	86% x 20% weight: 17.3%	See below	114.8%

1

For purposes of the MIP, Adjusted Operating Income includes a net upward adjustment of $6.6M to the Operating Income of $112.3M. The upward and downward adjustments approved by the HRCC are as follows: $20.4M related to Company’s research and development efforts for new technologies aiming to enhance existing products and services and to expand the range of offerings across current and new business lines; ($12.6M) related to mark-to-market expenses on non-qualified deferred compensation plan and phantom stock; ($1.1M) related to unclaimed property audit and ($0.1M) acquisition-related expenses. The expenses related to the research and development efforts were excluded from the actual performance because they were also excluded when setting the targets for Adjusted Operating Income under the MIP.

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2022 MIP NEO Qualitative Performance

As discussed above, for 2022, 30% of MIP performance was contingent on achieving individual and shared qualitative performance objectives. The HRCC evaluated the level of achievement for each NEO’s individual and shared qualitative performance objectives in February 2023. However, due to the nature of the objectives, all results are not publicly disclosed for competitive market reasons. The evaluation for our CEO was made by the Board and the HRCC. For all other NEOs, the HRCC, after discussion and review, accepted the recommendations as proposed by the CEO.

2022 Shared Objectives and Accomplishments for all NEOs

●   Strengthened a high performance, diverse and inclusive culture measured through below-target attrition rates, improved employee engagement and number of diverse promotions and hires at Principal and Partner levels in 2022

● Continued to build new digital products and capabilities and created beta testing opportunities for new digital products with several clients

● Drove broader enterprise-wide accounts

● Led building scale in high opportunity areas

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PROXY STATEMENT 2023

Name	2022 Individual Performance Accomplishments
Krishnan Rajagopalan

●   Led growth & differentiation by continued focus on enhancing the Company brand and measuring market share

●   Achieved team build out, enhanced market engagement and created pipeline for the digital business

●   Drove the firm’s DEI strategy by establishing an internal DEI framework and setting multi-year goals

Mark Harris

●   Supported full integration of recently completed acquisitions

●   Led sourcing, evaluating and executing on acquisitions that align with our strategy

●   Enhanced tools and efficiency within financial reporting and operating processes. Built infrastructure to support new segments and growth.

Tracey Heaton

●   Built and evolved data privacy and governance processes

●   Evaluated and executed acquisitions that align with our strategy and supported full integration of recently completed acquisitions

●   Enhanced the firm’s ESG disclosures and built more robust ESG program foundations

Sarah Payne

●   Built and deployed Talent Management and Culture team focused on employee development, employee engagement and growth

●   Supported full integration of recently completed acquisitions

●   Drove the firm’s DEI strategy by establishing an internal DEI framework and setting multi-year goals

Michael Cullen[1]

●   Delivered operational efficiencies within Heidrick Consulting resulting in both top- and bottom-line growth

●   Continued building scale in Latin America

●   Continued progress on revenue and margin in Europe

●   Refined and expanded on shared service operating model

1

Mr. Cullen ceased to serve as the Company’s Chief Operating Officer effective June 1, 2022; therefore, the individual performance accomplishments only reflects his time in that role before moving to Partner & Special Advisor.

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Based on the results of the financial metrics and the accomplishments related to the individual and shared qualitative performance objectives, the NEOs earned annual incentive awards for 2022 as follows:

Name	2022 MIP Target	Performance Goal Achievement Level (% of Target)	2022 MIP Payout
Krishnan Rajagopalan	$1,350,000	156.8%	$2,116,800
Mark Harris[1]	$568,750	156.8%	$891,800
Tracey Heaton	$300,000	156.8%	$470,400
Sarah Payne	$243,750	150.8%	$367,575
Michael Cullen[2]	$650,000	144.8%	$941,200

1	Mr. Harris’ 2022 MIP Target is based on 100% of the base salary of $525,000 for the period January 1, 2022 to May 31, 2022 and then $600,000 for the period June 1, 2022 to December 31, 2022.
2

Mr. Cullen ceased to serve as the Company’s Chief Operating Officer effective June 1, 2022; therefore, the individual performance accomplishments only reflects his time in that role before moving to Partner & Special Advisor.

Long-Term Incentives

Long-term incentives (“LTIs”) are the vehicle through which NEOs are awarded the Company’s common stock for continued service and for achieving specific performance goals over a three-year period. These awards vest over a three-year period after the grant date. LTIs are designed to focus the NEOs on the strategic goals necessary to increase stockholder value and further position the Company to succeed in a changing environment.

LTI awards issued to the NEOs in 2022 consist of:

50%	Performance Stock Units (“PSUs”)

PSU awards are based on performance over a three-year period, which provides greater focus on sustained long-term results. Each PSU represents a right to receive one share of the Company’s Common Stock upon vesting.

50%	Restricted Stock Units (“RSUs”)

RSUs are service-based and vest in three equal installments (specifically, on the first, second and third anniversaries of the date of grant). Each RSU represents a right to receive one share of the Company’s Common Stock upon vesting.

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PROXY STATEMENT 2023

When issuing LTI awards, the Company calculates the number of RSUs and PSUs awarded to the NEOs by dividing the total dollar value of the LTI award by the closing price of the Company’s common stock on the grant date (early in the grant year). All outstanding RSUs and PSUs are credited with dividend equivalents that are payable in cash when and if the related units vest. The primary purpose of crediting dividend equivalents on LTI awards is to align the participant with the value of being a stockholder over the course of the vesting period, but only to the extent the award vests.

The LTI awards are based on the HRCC’s review of publicly disclosed data for the Company’s applicable peer group and internal pay equity considerations, as well as the CEO’s recommendations (other than with respect to himself) and a review of individual performance and potential. In 2022, the HRCC approved a one-time higher equity award value for Mr. Rajagopalan. In its review the HRCC considered exceptional performance in 2021 and Mr. Rajagopalan’s unique skillset in a very competitive talent market. The 2023 LTI award value for Mr. Rajagopalan went down to a level more commensurate with prior years. The HRCC approved the following 2022 LTI awards for the NEOs:

NEO	PSUs (Target)	RSUs	Award Value[1]
Award Date	3/9/2022	3/9/2022
Award Price	$38.24	$38.24
Krishnan Rajagopalan	44,129	44,129	$3,374,986
Mark Harris	10,461	10,460	$800,019
Tracey Heaton	4,577	4,576	$350,011
Sarah Payne	4,577	4,576	$350,011
Michael Cullen	10,461	10,460	$800,019

1

Award value in this column is based upon number of RSUs and PSUs awarded multiplied by the closing share price on the date of the award. This differs from the award values shown in the Summary Compensation Table, which are calculated in accordance with ASC Topic 718 and use fair value calculated based on the Monte-Carlo simulation model with respect to the portion of the PSUs that vests based on R-TSR performance.

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2022 PSU Performance Metrics

The PSUs granted in 2022 are subject to target goals for the Company’s three-year Adjusted Operating Margin, as established by the HRCC at the beginning of the three-year PSU performance period, and three-year Relative Total Shareholder Return (“R-TSR”) for the 2022 – 2024 performance period. Vesting for the awards will be determined based on the achievement of Adjusted Operating Margin and R-TSR relative to the target goals, with each metric weighted 50%. The peer group for the R-TSR metric consists of HR and Employment Services industry-specific companies.

2020 PSU Awards Outcome

In 2020, The HRCC granted PSU awards to our then serving NEOs. The performance period for the PSUs awarded in 2020 ended on December 31, 2022. The table below illustrates the structure of the 2020 PSU awards with an equal weighting placed on each of the performance targets.

	Performance Target 3-year Adjusted Operating Margin	Performance Target Relative TSR Ranking	Percentage of Target PSUs Vesting

Maximum	>12.0%	>75th %ile	200%

Target	8.0%	50th %ile	100%

Threshold	4.0%	25th %ile	50%

	<4.0%	<25th %ile	0%

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PROXY STATEMENT 2023

For the three-year performance period of 2020 - 2022, the Adjusted Operating Margin was 11.6% ($305.2M of Adjusted Operating Income, $2,628.0M of Adjusted Revenues) and the three-year R-TSR performance placed the Company at the 27th percentile of the applicable peer group. As a result of the performance achieved, the HRCC approved a vesting percentage of 122.2% of the target number of PSUs as follows.

Name	Target PSUs	PSUs Vested

Krishnan Rajagopalan	40,813	49,873

Mark Harris	16,005	19,558

Sarah Payne	6,402	7,823

Michael Cullen[1]	19,206	23,470

1	Mr. Cullen remained eligible to receive full payout of his 2020 PSU award (to the extent performance goals were achieved) in connection with his transition to Partner & Special Advisor.

Other Compensation Policies and Information

Stock Ownership Guidelines

To enhance the alignment of our NEOs’ interests with those of stockholders, the Company maintains stock ownership guidelines. The CEO is required to own five times his annual base salary in Company common stock, and all other NEOs are required to own two times their annual base salary. To the extent a covered employee becomes subject to these stock ownership guidelines and at that time does not own qualifying shares in an amount equal to or in excess of the relevant ownership multiple requirement, or falls below the relevant ownership multiple requirement, the employee must retain ownership of Company common stock issued upon the vesting of Company RSUs or performance shares/PSUs, in an amount equal to 50% of the net after-tax value of the newly vested RSUs, performance shares and/or PSUs until the applicable multiple requirement is met.

Equity interests that count toward the satisfaction of the ownership guidelines include HSII shares owned outright by the employee, HSII shares jointly owned, vested or unvested restricted HSII shares, and unvested RSUs payable in HSII shares. Outstanding HSII stock options and performance shares/PSUs are not counted toward the guidelines. As of December 31, 2022, the NEOs all were on target to meet their ownership guidelines.

Hedging and Pledging Policy

Since 2013, the Company has had policies prohibiting hedging or pledging of Heidrick stock. Pursuant to our Insider Trading Policy, our officers, directors, and employees are prohibited from holding Heidrick securities in a margin account, pledge Heidrick securities as collateral for a loan, purchase financial instruments or otherwise engaging in

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transactions that either hedge or offset any decrease in value of Heidrick securities. The full text of our Insider Trading Policy, which includes details on our restrictions on hedging and pledging of Heidrick securities can be located on our website at: https://investors.heidrick.com/corporate-governance.

Clawback Policy

The Board has adopted a policy that provides for the clawback of any incentive awards (cash or equity) given to: (1) any executive officer in the event of a financial restatement and/or (2) any incentive plan participant in situations of fraud, bribery, or other intentional, illegal misconduct impacting the Company or which results in a breach of the Company’s Code of Ethics or knowing failure to report such acts of any employee over whom such person had direct supervisory authority during the three-year period preceding the date the restatement is filed with the SEC or the date the HRCC determines a clawback is appropriate for misconduct. The full text of our Clawback Policy can be found at: https://investors.heidrick.com/corporate-governance. We intend to update our clawback policy to conform to the recently proposed Nasdaq listing standard (currently pending SEC approval) required by the Dodd-Frank Act when such listing standard becomes effective.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) limits the federal income tax deduction for annual individual compensation to $1 million for current or former covered named executive officers. In the past, Section 162(m)’s deduction limit included an exception for “performance-based” compensation. This exception for “performance-based” compensation was eliminated in 2018. Although tax deductibility is one of many factors the Company considers when determining executive compensation, the Company believes that the tax deduction limitation should not compromise its ability to design and maintain executive compensation arrangements that will attract and retain executive talent to compete successfully.

Perquisites and Other Personal Benefits

Heidrick provides its NEOs with the same benefits that are provided to all employees generally, including medical, dental and vision benefits, group term life insurance and participation in a 401(k) plan. The NEOs are also reimbursed for expenses incurred for an annual executive physical examination, financial planning services (maximum reimbursement for financial planning is $1,080 per year, or $3,150 if expenses are incurred for the first time) and approved business club memberships.

Severance Arrangements

The Company has adopted other executive compensation arrangements, including a Change in Control Severance Plan designed to retain executives in the event of a change of ownership of the Company and a Management Severance Pay Plan designed to provide financial assistance to executives following termination of employment. In April 2022, after a review of competitive data for the Company and its peer group, the Board approved an amendment to the Management Severance Pay Plan which provides for the partial acceleration of a prorated portion of unvested RSUs held by the NEOs upon a termination without cause. Additionally, the six-month non-solicitation and non-competition provisions of the Management Severance Pay Plan were increased from six to 12 months for the NEOs, which aligns with the restrictive covenants contained in their pre-existing employment agreements. The material terms and conditions of these plans are described in the “Potential Payments Upon Termination or a Change in Control” section below.

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PROXY STATEMENT 2023

Employment Agreements

Each of our continuing NEOs has entered into an employment agreement with the Company, which contains general employment terms (including base salary and eligibility to participate in various incentive and benefit plans) and customary restrictive covenants in favor of the Company. These restrictive covenants contain non-competition and non-solicitation restrictions for a period of 12 months after certain terminations of employment. Severance protection for our NEOs is generally covered by our Management Severance Pay Plan and our Change in Control Severance Plan (described in the “Potential Payments Upon Termination or Change in Control” section below) instead of by their employment agreements. However, our CEO’s employment agreement does provide for the following enhanced benefits: (i) if he is entitled to receive severance payments under the Management Severance Pay Plan, he will also be entitled to a pro-rata bonus for the year of termination and (ii) he will receive the benefits described in the Management Severance Pay Plan upon his resignation of employment for Good Reason (as defined in his employment agreement) instead of only upon a termination by the Company without Cause as provided for under the Management Severance Pay Plan.

Report of the HRCC

The HRCC has reviewed and discussed the CD&A as required by Item 402(b) of Regulation S-K with Management and, based on such review and discussion, the HRCC recommended to the Board of Directors that the CD&A be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and this proxy statement.

The Human Resources and Compensation Committee

Elizabeth L. Axelrod, Chair

Mary E. G. Bear

T. Willem Mesdag

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HEIDRICK & STRUGGLES

Compensation Tables and Narrative Disclosures

2022 Summary Compensation Table

The table below summarizes the total direct compensation paid or earned by each of the NEOs for the last three fiscal years, and only reflects information for those years in which the NEO was determined to be an NEO of the Company. The amounts in the Stock Awards column indicate the fair value on the grant date associated with all grants awarded in the corresponding year and may not correspond with the amounts that the NEO will eventually realize with respect to these awards. The benefit, if any, actually received from these awards will depend upon the future value of our common stock.

Name & Principal Position	Year	Salary ($)[1]	Bonus ($)	Stock Awards ($)[2]	Non-Equity Incentive Plan Compensation[3]	All Other Compensation[4]	Total ($)

Krishnan Rajagopalan	2022	900,000	—	3,839,223	2,116,800	18,300	6,874,323

President & Chief	2021	850,000	—	2,120,410	2,506,650	17,400	5,494,460

Executive Officer	2020	850,000	—	2,171,252	1,105,808	17,100	4,144,160

Mark Harris Chief Financial Officer	2022	568,750	—	910,068	891,800	18,300	2,388,918
	2021	450,000	—	916,921	884,700	17,400	2,269,021
	2020	450,000	—	851,466	390,285	17,100	1,708,851

Tracey Heaton	2022	400,000	—	398,161	470,400	18,300	1,286,861

Chief Legal Officer and	2021	51,795	125,000	125,021	—	2,000	303,816

Corporate Secretary

Sarah Payne	2022	325,000	—	398,161	367,575	18,300	1,109,036

Chief Human	2021	300,000	—	401,166	442,350	17,103	1,160,619

Resources Officer	2020	275,000	—	340,587	178,881	11,000	805,468

Michael Cullen	2022	650,000	—	910,068	941,200	18,300	2,519,568
Former Chief	2021	650,000	—	1,916,936	1,277,900	17,400	3,862,236

Operating Officer	2020	650,000	—	1,021,760	563,745	17,100	2,252,605

1

Amounts reflect base salary paid in the year pursuant to employment agreements. Mr. Harris’ annualized base salary for the period January 1, 2022 to May 31, 2022 was $525,000 and for the period June 1, 2022 to December 31, 2022 was $600,000; Ms. Heaton became an NEO in 2021. Mr. Cullen ceased to serve as the Company’s Chief Operating Officer effective June 1, 2022 and became a Partner & Special Advisor.

2

Amounts reflect annual LTI awards granted under the Third Amended and Restated 2012 Heidrick & Struggles GlobalShare Program (the “GlobalShare Plan”) in a combination of PSUs and RSUs. The grant date fair value of RSUs and PSUs was calculated in accordance with ASC Topic 718. The fair values of the RSUs were based on the closing price of the common stock on the grant date ($38.24). The PSUs are earned based 50% upon the Adjusted Operating Income of the Company and 50% based upon the R-TSR performance of the Company relative to a peer group. The fair value of the awards based on R-TSR performance was determined using the Monte-Carlo simulation model. A Monte Carlo simulation model uses stock price volatility and other variables to estimate the probability of satisfying the performance conditions and the resulting fair value of the award. Thus, the grant date fair values of LTI awards shown in this column differ from the award values shown on page 66. The grant date fair value of the PSUs is $48.76 per share. The grant date fair value of the PSU awards assuming achievement of maximum performance would be: Mr. Rajagopalan – $4,303,460; Messrs. Cullen and Harris – $1,020,157; Mses. Heaton and Payne $446,349.

3

The Non-Equity Incentive Plan Compensation amounts in this column reflect our annual Short-Term Incentive MIP awards for 2022. The performance goals were established by the HRCC in 2022, final evaluation of those performance goals was determined on February 8, 2023, and awards were paid in March 2023. These awards are discussed in further detail beginning on page 59.

4

The amounts reported in the All Other Compensation column for 2022 include a 401(k) employer matching contribution of $18,300 for Messrs. Rajagopalan, Cullen, and Harris, and for Mses. Heaton and Payne.

EXECUTIVE COMPENSATION	71

PROXY STATEMENT 2023

2022 Grants of Plan-Based Awards Table

The table below sets forth certain information with respect to awards that were granted during the fiscal year ended December 31, 2022 for each NEO.

Name	Grant Date		Date of HRCC Action	Estimated Future Payouts Under Non-Equity Incentive Plan Awards[4]			Estimated Future Payouts Under Equity Incentive Plan Awards[5]			All Other Stock Awards: Number of	All Other Option Awards: Number of	Exercise or Base Price of	Grant Date Fair Value of Stock and Option Awards ($)[7]
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Shares of Stock or Units (#)[6]	Securities Underlying Options (#)	Option Awards ($/Sh)

Krishnan Rajagopalan	[1]		2/2/22	135,000	1,350,000	2,700,000	—	—	—	—	—	—	0
	3/9/22	[2]	2/2/22	—	—	—	—	—	—	44,129	—	—	1,687,493
	3/9/22	[3]	2/2/22	—	—	—	22,065	44,129	88,258	—	—	—	2,151,730

Mark Harris	[1]		2/2/22	56,875	568,750	1,137,500	—	—	—	—	—	—	0
	3/9/22	[2]	2/2/22	—	—	—	—	—	—	10,460	—	—	399,990
	3/9/22	[3]	2/2/22	—	—	—	5,231	10,461	20,922	—	—	—	510,078

Tracey Heaton	[1]		2/2/22	30,000	300,000	600,000	—	—	—	—	—	—	0
	3/9/22	[2]	2/2/22	—	—	—	—	—	—	4,576	—	—	174,986
	3/9/22	[3]	2/2/22	—	—	—	2,289	4,577	9,154	—	—	—	223,175

Sarah Payne	[1]		2/2/22	24,375	243,750	487,500	—	—	—	—	—	—	0
	3/9/22	[2]	2/2/22	—	—	—	—	—	—	4,576	—	—	174,986
	3/9/22	[3]	2/2/22	—	—	—	2,289	4,577	9,154	—	—	—	223,175

Michael Cullen	[1]		2/2/22	65,000	650,000	1,300,000	—	—	—	—	—	—	0
	3/9/22	[2]	2/2/22	—	—	—	—	—	—	10,460	—	—	399,990
	3/9/22	[3]	2/2/22	—	—	—	5,231	10,461	20,922	—	—	—	510,078

1	The amounts in this row reflect a Non-Equity Incentive Plan Award representing our annual Short-Term Incentive MIP awards for 2022 as established by the HRCC at the beginning of 2022.
2

The amounts in this row include awards granted on March 9, 2022 consisting of an annual LTI RSU award issued under our GlobalShare Plan that will vest in three equal installments on each grant date anniversary subject to continued employment with the Company.

3	he amounts in this row include awards granted on March 9, 2022 consisting of an annual LTI PSU award issued under the GlobalShare Plan that will vest (if at all) after a three-year performance period.
4

With respect to our Non-Equity Incentive Plan Awards representing our annual Short-Term Incentive MIP awards, the performance goals were established by the HRCC in 2022, the final evaluation of those performance goals was determined on February 8, 2023 and the payments for those awards were made in March 2023. The amounts in the table reflect the range of potential MIP award payouts which may be as little as zero and as high as 200% of target. The amounts actually paid under the MIP for 2022 performance appear in the Non-Equity Incentive Plan Compensation column of the 2022 Summary Compensation Table on page 71.

5

With respect to our Equity Incentive Plan Awards representing our annual LTI PSU award issued under the GlobalShare Plan, the awards are target-based equity grants that vest three years from the grant date, and are subject to the achievement of certain performance measures. Upon vesting, the recipients will receive anywhere from 0% to 200% of the target number of shares based on actual Company performance over the performance period. The unvested PSUs are credited with dividend equivalents which are payable in cash to the extent the shares subject to the PSUs vest.

6

With respect to our All Other Stock Awards representing our annual LTI RSU award issued under the GlobalShare Plan, the awards are service-based equity awards that vest in three equal installments on the first, second and third anniversaries of the date of grant, generally subject to the executive’s continued employment with the Company. All unvested RSUs are credited with dividend equivalents which are payable in cash to the extent the shares subject to the RSUs vest.

7

Reflects the grant date fair value of RSUs and PSUs calculated in accordance with ASC Topic 718. The grant date fair value of RSUs and PSUs was calculated in accordance with ASC Topic 718. The fair values of the RSUs were based on the closing price of the common stock on the grant date ($38.24). The PSUs are earned based 50% upon the Adjusted Operating Income of the Company and 50% based upon the R-TSR performance of the Company relative to a peer group. The fair value of the awards based on R-TSR performance was determined using the Monte-Carlo simulation model. A Monte Carlo simulation model uses stock price volatility and other variables to estimate the probability of satisfying the performance conditions and the resulting fair value of the award. The grant date fair value of the PSUs is $48.76 per share.

72	EXECUTIVE COMPENSATION

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2022 Outstanding Equity Awards at Fiscal Year End Table

The table below includes certain information with respect to RSUs and PSUs previously awarded under our GlobalShare Plan to the NEOs that were outstanding as of December 31, 2022. The market value of each award was determined using our closing stock price on December 30, 2022 (the last trading day of 2022), of $27.97. No stock options were outstanding as of December 31, 2022.

Name	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)[1]	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)[1]

	13,605 [2]	380,532	49,873[6]	1,394,948
Krishnan Rajagopalan	16,690 [3]	466,819	52,632[7]	1,472,117
	44,129 [4]	1,234,288	88,258[8]	2,468,576

	5,335 [2]	149,220	19,558[6]	547,037
Mark Harris	7,217 [3]	201,859	22,760[7]	636,597
	10,460 [4]	292,566	20,922[8]	585,188

Tracey Heaton	1,930 [5]	53,982	—	—
	4,576 [4]	127,991	9,154[8]	256,037

	2,134 [2]	59,688	7,823[6]	218,816
Sarah Payne	3,158 [3]	88,329	9,958[7]	278,525
	4,576 [4]	127,991	9,154[8]	256,037

	6,402 [2]	179,064	23,470[6]	656,456
Michael Cullen	25,260 [3]	706,522	22,760[7]	636,597
	10,460 [4]	292,566	20,922[8]	585,188

1	The market value of the stock awards and equity incentive plan awards was determined using our closing stock price on December 30, 2022 (the last trading date of 2022): $27.97.
2	Consists of RSUs granted on March 9, 2020. These remaining RSUs vested on March 9, 2023.
3	Consists of RSUs granted on March 9, 2021. Half of these RSUs vested on March 9, 2023 and half will vest on March 9, 2024.
4	Consists of RSUs granted on March 9, 2022. One-third of these RSUs vested on March 9, 2023 and one-third will vest each on March 9, 2024 and March 9, 2025.
5

Consists of the unvested portion of RSUs relating to the award of 2,894 RSUs provided to Ms. Heaton December 21, 2021 upon joining the Company. These RSUs vest one-half each on December 21, 2023 and December 21, 2024.

6

Consists of the unvested portion of PSUs granted on March 9, 2020, which are performance-based equity grants that vest three years from the grant date, and are subject to the achievement of certain performance measures. The PSUs vested on March 9, 2023 at 122.2% of target as per the terms of the PSU program.

7

Consists of the unvested portion of PSUs granted on March 30, 2021, which are performance-based equity grants that vest three years from the grant date, and are subject to the achievement of certain performance measures. The number of shares that vest will range from 0% to 200% of target based on actual Company performance over the performance period. In accordance with SEC Rules, the value is calculated at 200% of target based upon performance to date, which has trended above target.

8

Consists of the unvested portion of PSUs granted on March 9, 2022, which are performance-based equity grants that vest three years from the grant date, and are subject to the achievement of certain performance measures. The number of shares that vest will range from 0% to 200% of target based on actual Company performance over the performance period. In accordance with SEC Rules, the value is calculated at 200% of target based upon performance to date, which has trended above target.

EXECUTIVE COMPENSATION	73

PROXY STATEMENT 2023

2022 Option Exercises and Stock Vested Table

The table below includes certain information with respect to the vesting of RSUs and PSUs for the NEOs during the fiscal year ended December 31, 2022. There are no outstanding stock options for our NEOs. The Company has not issued stock options since September 2008.

	Stock Awards
Name	# of Shares Acquired on Vesting (#)[1]	Value Realized on Vesting ($)[2]
Krishnan Rajagopalan	62,369	2,350,229
Mark Harris	24,794	934,491
Tracey Heaton	964	27,609
Sarah Payne	8,070	304,849
Michael Cullen	36,203	1,369,635

1

The amounts reflect the number of units converted into common shares on a one-for-one basis from grants issued as follows: Messrs. Rajagopalan, Harris and Cullen and Ms. Payne: RSUs issued in 2019, 2020, and 2021, and PSUs issued in 2019; and Ms. Heaton: RSUs issued in 2021. In connection with the vesting of shares in this column, related dividend equivalents were paid to each NEO of $100,152 to Mr. Rajagopalan, $39,476 to Mr. Harris, $12,006 to Ms. Payne, $578 to Ms. Heaton and $48,745 to Mr. Cullen.

2

The amounts reflect the pre-tax value of the number of RSUs and PSUs vesting multiplied by the closing market price of our stock on the date of vesting. In those cases where the date of vesting falls on a weekend or holiday, the closing market price of the stock on the next business day is used.

Pension Benefits

Pension benefits are not provided to any of the NEOs.

Nonqualified Deferred Compensation

Pursuant to Heidrick’s U.S. Employee Deferred Compensation Plan (the “EDC Plan”), each NEO (based in the U.S. only) may defer up to 25% of his or her base salary and up to 25% of his or her cash incentive compensation not to exceed $500,000 per year. The purpose of the EDC Plan is to facilitate future wealth creation and individual financial planning by deferring payments earned today to the future.

A participant completes an election form at the time he or she enrolls in the EDC Plan and chooses from investment funds offered by the EDC Plan Administrator. The Company does not contribute to the amount deferred nor does it provide above market rates on the investment funds. The EDC Plan Administrator calculates the earnings for the funds selected for each participant’s account. A participant makes distribution elections on the enrollment form and can elect to receive his or her distributions on either a date specified in the future (as long as it is at least three years from the effective date that contributions begin) or upon termination. A participant can also elect to receive his or her distributions in either a lump sum or in installments (over five, ten or fifteen years) paid quarterly on a declining balance approach.

74	EXECUTIVE COMPENSATION

HEIDRICK & STRUGGLES

In 2022, the only NEO who participated in, or had an account balance under, the EDC Plan was Mr. Cullen.

	Nonqualified Deferred Compensation for 2022
Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)[1]	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Michael Cullen	0	0	(365,005)	0	1,694,227

1	Aggregate earnings were not included in the 2022 Summary Compensation Table. There are no above-market or preferential earnings provided.

Potential Payments Upon Termination or a Change in Control

Heidrick provides certain benefits to eligible employees upon certain types of termination of employment, including a termination of employment following a change in control of the Company. Certain benefits are in addition to the benefits to which the employee would be entitled upon a termination of employment generally (i.e., vested retirement benefits accrued as of the date of termination, equity-based awards that are vested as of the date of termination, and the right to continued medical coverage pursuant to COBRA). These incremental benefits as they pertain to the continuing NEOs are described below.

Change in Control Severance Plan

All continuing NEOs are participants under the Change in Control Severance Plan (the “CIC Plan”). The CIC Plan provides severance benefits to the executive if they are terminated by the Company without “Cause,” or if the executive terminates their employment with us for “Good Reason,” within two years of a “Change in Control” of the Company (or within six months prior to a Change in Control of the Company if such termination is prior to, but in anticipation of, the Change in Control). The following benefits are to be provided under the CIC Plan to a participant upon a qualifying termination of employment:

●	Salary and other compensation earned but not paid as of the termination date, including any unpaid bonus and earned but unused vacation time.

●	A prorated bonus payment equal to the participant’s annual target bonus under the MIP as of the date immediately prior to the Change in Control (the “bonus amount”).

●	A lump sum payment equal to the sum of the participant’s base salary (the highest annual rate during the preceding 12 months) and annual target bonus amount multiplied by a factor of:

●	2.5 for the CEO.

●	2.0 for all other continuing NEOs.

●

Double trigger accelerated vesting of unvested stock awards (PSUs vest at the number that would be achieved based on performance as of the date of the Change of Control) after a Change in Control if the CIC Plan participant’s employment is terminated for certain reasons within the two-year period beginning on the date of a Change in Control.

●	Continuation of health, dental and/or vision benefits for up to one year at no additional cost to the participant with the same terms in effect immediately prior to the termination date.

EXECUTIVE COMPENSATION	75

PROXY STATEMENT 2023

●	Reimbursement of reasonable legal fees incurred by the participant in enforcing in good faith his or her rights under the CIC Plan (unless the participant was terminated for Cause).

●

The CIC Plan does not provide an excise tax gross-up, but instead permits all participants to either elect to have their payments under the CIC Plan reduced to ensure no excise tax liability or to receive the full amount of payments under the CIC Plan and be responsible for paying all related excise taxes, interest and penalties.

The CIC Plan contains restrictive covenants that prohibit the participant, for a period of time, from working on the accounts of certain clients, with respect to which he or she had significant involvement, providing services to competitors, or soliciting or hiring employees or employee candidates of the Company. In order to receive benefits under the CIC Plan, the participant must waive his or her right to receive any severance benefits he or she is entitled to receive under any other Company severance plan or employment agreement to which we are a party.

For purposes of the CIC Plan:

●

“Cause” means the executive’s (i) willful and continued failure to substantially perform his or her duties that is not cured after notice from us (other than a failure due to a physical or mental condition), or (ii) willful misconduct that is materially injurious to the Company.

●

“Good Reason” means the occurrence of one of the following events without the executive’s written consent: (i) the assignment to the executive of duties inconsistent with, or a reduction in his or her responsibilities or functions associated with, his or her position immediately prior to the change in control; (ii) a reduction in the executive’s base salary or any failure to pay the executive any compensation within seven days of the due date for such payment; (iii) a change by 50 miles or more of the executive’s principal work location; (iv) a substantial change in the executive’s required business travel; (v) our failure to continue substantially similar benefits under our welfare and fringe benefit plans, taking any action that adversely affects or reduces the executive’s benefits under such plans, or our failure to provide the executive with his or her accrued vacation days in accordance with our policy in effect immediately prior to the change in control; (vi) the failure to provide the executive with the bonus and long term incentive opportunity available immediately prior to the change in control; (vii) a material increase in the executive’s working hours; or (viii) the failure of any successor to the Company to assume the obligations under the CIC Plan.

●

“Change in Control” means (i) a person’s acquisition of more than 30% of the voting power of our outstanding securities; (ii) during any 24 month period, the incumbent board members, and generally any new directors whose election by the board or whose nomination for election by the Company’s stockholders was approved by at least 2/3 of the incumbent or previously approved board members, cease to constitute a majority of the board; (iii) a merger or consolidation of the Company (other than a merger or consolidation (A) that results in our outstanding voting securities continuing to represent more than 66 2/3% of the combined voting power of the outstanding securities of the surviving entity or its parent corporation immediately after the transaction, and, (B) after which no person holds 30% or more of the combined voting power of the outstanding securities of the surviving entity or its parent corporation immediately after the transaction); (iv) a complete liquidation, or a sale of substantially all of the assets, of the Company; or (v) any other event that the Board determines to be a change in control. A change in control does not include any of the above events if after such event (x) we cease to be subject to Section 13 or 15(d) of the Securities Exchange Act of 1934 and no more than 50% of the outstanding stock is owned by any entity subject to such requirements, and (y), our executive officers own 25% or more of the then outstanding common stock or 25% or more of the combined voting power of the outstanding voting securities of the Company or any acquiror or successor to substantially all of the business of the Company.

76	EXECUTIVE COMPENSATION

HEIDRICK & STRUGGLES

Management Severance Pay Plan

The Management Severance Pay Plan (the “Severance Plan”) provides severance benefits to select employees. Benefits are available if an employee is terminated without Cause as defined in the Severance Plan (and, in the case of Mr. Rajagopalan, upon his resignation for Good Reason per the terms of and as defined in his employment agreement). Benefits are not available if the termination is for Cause or due to voluntary resignation, leave of absence, retirement, death or disability. If the termination is due to the employee’s transfer to an unaffiliated business, the sale of the stock or assets of the Company or the outsourcing of a division, department, business unit or function, severance benefits will be provided only if the employee has not been offered employment with the successor entity. An employee’s receipt of severance benefits is conditioned on his or her execution of a release. The severance benefit payable to a participant is equal to the sum of the participant’s base salary rate in effect on the date of termination and target bonus amount multiplied by a factor of:

●	2.0 for the CEO;

●	1.5 for other continuing NEOs.

As per the terms of his employment agreement and consistent with the Company’s discretion to award the same under the Severance Plan, Mr. Rajagopalan is also entitled to receive a pro-rata annual bonus for the year during which his employment is terminated. The severance benefits will be paid to the participant in equal installments over the severance period in accordance with applicable payroll procedures, beginning no later than 30 days after the participant delivers an executed release. Until the earliest of one year following the participant’s termination of employment, the end of the applicable severance period, or the date on which the participant becomes employed and covered under another employer’s benefit plan, Heidrick shall maintain and pay the full cost of the participant’s health benefits. The Company may, in its discretion, pay to the employee an amount equal to the employee’s target bonus amount for the performance period in which the termination occurs, subject to any ordinary course adjustments applicable to all participants in the applicable bonus plan. The Severance Plan also provides for the partial acceleration of a prorated portion of unvested RSUs upon a termination without cause for the CEO and other NEOs, based on the number of days served during the vesting period in which the termination occurs. Finally, the Severance Plan includes twelve-month non-solicitation and non-competition provisions for the CEO and other NEOs, and six-month non-solicitation and non-competition provisions for all other executives that apply to the extent the participant is not already subject to such restrictions pursuant to another agreement with us.

Bonus, RSU and PSU Retirement Policy

Under the Bonus, RSU and PSU Retirement Policy (the “Retirement Policy”) that was in effect following its amendment by the HRCC in March 2022 after a review of competitive data for the Company and its peer group, an employee is eligible for retirement if all three of the following criteria are met:

●	age (i) 55 or older on the date of retirement, provided they are age 50 or older as of March 23, 2018, or (ii) 62 on the date of retirement;

●	years of service is at least 5 on the date of retirement; and

●	for an employee other than Section 16 Officers, notification of the intent to retire is made no later than October 15th of the year before the year of actual retirement.

The Company’s Retirement Policy allows for the following benefits if the above criteria are met:

●

payment of any annual incentive based on the prior year’s performance that would have been payable in the year of retirement even if the employee retires prior to the actual date of payment, and payment of a pro-rated bonus in the year following retirement based on actual performance and time in role during the year of retirement;

●	continued vesting of RSUs post-retirement in accordance with the existing vesting schedules; and

EXECUTIVE COMPENSATION	77

PROXY STATEMENT 2023

●

continued vesting of the PSUs post-retirement (subject to the relevant performance factors) as follows: either (i) prorated vesting based on the percentage of the three-year performance period worked by the employee prior to retirement and if the employee retires in the first year of the performance period for the relevant PSU grant they forfeit the PSU, and (ii) if the employee is 62 years of age or older on the date of retirement and has completed at least five years of service, the PSUs will continue to vest in accordance with the normal vesting schedule with no proration.

Restrictive covenants will extend to the end of the vesting period for all equity awards upon retirement.

Contingent Payments

The tables below show the additional benefits and payments to be made to each of our continuing NEOs in the event of a termination by the Company without cause, resignation by the executive for good reason (applicable only to Mr. Rajagopalan), termination by reason of death or long-term disability, or termination following a change in control of the Company, on December 31, 2022. The tables assume the exercise of discretion under the Severance Plan to pay out bonus amounts in respect of the year of termination.

Krishnan Rajagopalan

	Involuntary Termination Without Cause ($)[1]	Resignation for Good Reason ($)	Death or Long-Term Disability ($)	Termination Following a Change in Control ($)[2]
Base Salary	1,800,000	1,800,000	—	2,250,000
Management Bonus	2,700,000	2,700,000	—	3,375,000
Prorated Bonus	1,350,000	1,350,000	—	1,350,000
Continued Health Coverage[3]	21,469	21,469	—	17,097
Vesting of Outstanding RSUs and PSUs[4]	1,322,981	—	5,193,526	4,125,314
Vesting of Deferred Bonus[5]	—	—	172,738	172,738
Total	7,194,450	5,871,469	5,366,264	11,290,149

In addition, Mr. Rajagopalan satisfied the age and service criteria under the Retirement Policy as of December 31, 2022. If he had retired on December 31, 2022, Mr. Rajagopalan would have been entitled to a payment of his annual incentive award of $2,116,800 based on 2022 performance and to continued vesting of unvested RSUs and PSUs post-retirement. Based on the closing price per share of our common stock on December 30, 2022, the last trading day of 2022, the value of Mr. Rajagopalan’s unvested RSUs as of December 31, 2022 was $2,081,639 and the value of his unvested PSUs (assuming actual performance for 2020 PSUs and target performance for 2021 and 2022 PSUs) as of December 31, 2022 was $3,365,294.

78	EXECUTIVE COMPENSATION

HEIDRICK & STRUGGLES

Mark Harris

	Involuntary Termination Without Cause ($)[1]	Death or Long-Term Disability ($)	Termination Following a Change in Control ($)[2]

Base Salary	900,000	—	1,200,000

Management Bonus	900,000	—	1,200,000

Prorated Bonus	—	—	600,000

Discretionary Severance Bonus	600,000	—	—

Continued Health Coverage[3]	35,254	—	25,777

Vesting of Outstanding RSUs and PSUs[4]	437,842	1,702,198	1,401,036

Vesting of Deferred Bonus[5]	—	60,967	60,967

Total	2,873,096	1,763,165	4,487,780

Tracey Heaton

	Involuntary Termination Without Cause ($)[1]	Death or Long-Term Disability ($)	Termination Following a Change in Control ($)[2]

Base Salary	600,000	—	800,000

Management Bonus	450,000	—	600,000

Prorated Bonus	—	—	300,000

Discretionary Severance Bonus	300,000	—	—

Continued Health Coverage[3]	35,254	—	25,777

Vesting of Outstanding RSUs and PSUs[4]	86,707	309,992	224,646

Vesting of Deferred Bonus[5]	—	—	—

Total	1,471,961	309,992	1,950,423

EXECUTIVE COMPENSATION	79

PROXY STATEMENT 2023

Sarah Payne

	Involuntary Termination Without Cause ($)[1]	Death or Long-Term Disability ($)	Termination Following a Change in Control ($)[2]

Base Salary	487,500	—	650,000

Management Bonus	365,625	—	487,500

Prorated Bonus	—	—	243,750

Discretionary Severance Bonus	243,750	—	—

Continued Health Coverage[3]	35,254	—	25,777

Vesting of Outstanding RSUs and PSUs[4]	186,308	722,353	590,587

Vesting of Deferred Bonus[5]	—	27,943	27,943

Total	1,318,437	750,296	2,025,557

Michael Cullen6

	Involuntary Termination Without Cause ($)[1]	Death or Long-Term Disability ($)	Termination Following a Change in Control ($)[2]

Base Salary	975,000	—	1,300,000

Management Bonus	975,000	—	1,300,000

Prorated Bonus	—	—	650,000

Discretionary Severance Bonus	650,000	—	—

Continued Health Coverage[3]	12,600	—	8,688

Vesting of Outstanding RSUs and PSUs[4]	847,043	2,326,237	2,025,075

Vesting of Deferred Bonus[5]	—	88,063	88,063

Total	3,459,643	2,414,300	5,371,826

80	EXECUTIVE COMPENSATION

HEIDRICK & STRUGGLES

In addition, Mr. Cullen satisfied the age and service criteria under the Retirement Policy as of December 31, 2022. If he had retired on December 31, 2022, Mr. Cullen would have been entitled to a payment of his annual incentive award of $941,200 based on 2022 performance and to continued vesting of unvested RSUs. Relative to the PSUs, Mr. Cullen would have been entitled to prorated vesting of his 2020 and 2021 PSUs based on the percentage of the three-year performance period worked by him prior to retirement, but he would not have been entitled to receive any of his 2022 PSUs, because he had not reached 62 years of age and the retirement would have been in the first year of the performance period. Based on the closing price per share of our common stock on December 30, 2022, the last trading day of 2022, the value of Mr. Cullen’s unvested RSUs as of December 31, 2022 was $1,178,152 and the value of the prorated portion of his unvested 2020 and 2021 PSUs (assuming actual performance for 2020 PSUs and target performance for 2021 PSUs) as of December 31, 2022 was $868,655.

1	Reflects amounts payable under the Severance Plan.
2	As per the terms of the CIC Plan and the GlobalShare Plan.
3

Under the Severance Plan, the costs of continuation of coverage are fully covered by the Company. Reflects both the individual and the Company-paid premiums for such coverage. Under the CIC Plan, the Company and the participant share the costs of the continuation of such coverage.

4	As per the terms of the GlobalShare Plan and the Severance Plan. Values calculated using the closing stock price on December 30, 2022 of $27.97.
5

Reflects amounts payable with respect to the deferred portion of annual bonuses earned in 2019 & 2020. Historically, 15% of the NEOs’ earned annual bonus amounts were deferred each year and paid out equally over the following three years. HRCC approved the removal of this element of MIP effective in 2021.

6

Mr. Cullen ceased to serve as Company’s Chief Operating Officer effective June 1, 2022 and became Partner & Special Advisor. His transition to the role of Partner & Special Advisor did not trigger severance payments.

CEO Pay Ratio

For our 2022 fiscal year:

●	the annual total compensation of the median employee (defined below) was $127,018 (the individual with such median compensation, the “median employee”); and

●

the annual total compensation of Mr. Krishnan Rajagopalan, our President and CEO, was $6,874,323, which is the same amount reported for 2022 as total compensation in the 2022 Summary Compensation Table.

Based on this information, for 2022, the ratio of the annual total compensation of Mr. Rajagopalan, the Chief Executive Officer, to the median employee was estimated to be 54:1.

The pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on payroll and employment records and the method described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allows companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices.

The Company re-identified the median employee in 2022 by examining the 2022 compensation for all individuals, excluding the CEO, who were employed by the Company on December 31, 2022, the last day of the payroll year. For this purpose, compensation included base salary, cash bonus, overtime wages, and long-term incentives awarded in 2022. The Company included all employees, whether employed on a full-time or part-time basis. The Company annualized the base compensation for full-time employees that were not employed by the Company for all of 2022.

The Company calculated the median employee’s total annual compensation using the same methodology it uses for its NEOs as set forth in the 2022 Summary Compensation Table in this proxy statement.

EXECUTIVE COMPENSATION	81

PROXY STATEMENT 2023

Pay Versus Performance
The following table sets forth additional compensation information of our Principal
Executive
Officer (PEO) and our
non-PEO
NEOs along with total shareholder return, net income, and Adjusted Operating Income performance results for our fiscal years ending in 2020, 2021 and 2022, in accordance with Item 402(v) of Regulation
S-K.
The calculations and analysis below do not necessarily reflect the Company’s approach to aligning executive compensation with performance. For information concerning the Company’s compensation philosophy and how the Company aligns executive compensation with financial performance, refer to the Compensation Discussion and Analysis section of this proxy statement.

			Pay Versus Performance (In thousands, except Total Shareholder Return)

Year¹	Summary Compensation Table Total for PEO (s)²	Compensation Actually Paid to PEO ($)³	Average Summary Compensation Table Total for Non-PEO NEOS ($)²	Average Compensation Actually Paid to Non-PEO NEOS ($) 4	Value of Initial Fixed $100 Investment Based on: 5		Net Income ($)	Adjusted Operating Income ($) 7
					Total Shareholder Return ($)	Peer Group Total Shareholder Return ($) 6

2022	6,874	3,073	1,826	842	91.41	113.87	79,486	118,882

2021	5,494	9,553	1,653	2,328	140.29	152.43	72,572	121,597

2020	4,144	3,697	1,395	1,358	92.91	100.85	(37,707)	64,728

1	Krishnan Rajagopalan served as the Company’s PEO for the entirety of 2020, 2021 and 2022 and the Company’s other NEOs for the applicable years were as follows:
-	2022: Michael Cullen; Mark Harris; Sarah Payne; and Tracey Heaton.
-	2021: Michael Cullen; Mark Harris; Sarah Payne; Tracey Heaton; and Kamau Coar.
-	2020: Michael Cullen; Mark Harris; Sarah Payne; and Kamau Coar.
2
Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year in the case of Mr. Rajagopalan and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the Company’s NEOs for the applicable year other than the principal executive officer for such years.

82	EXECUTIVE COMPENSATION

HEIDRICK & STRUGGLES

3
Amounts reported in this column represent the compensation actually paid (“CAP”) to Mr. Rajagopalan as the Company’s Chief Executive Officer in the indicated fiscal years, based on his total compensation reported in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below:

		PEO

	2022	2021	2020
Summary Compensation Table - Total Compensation (a)	$6,874,323	$5,494,460	$4,144,160
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year (b)	($3,839,223)	($2,120,410)	($2,171,252)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year (c)	$2,846,479	$3,203,175	$2,679,049
+ Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years (d)	($2,531,544)	$2,275,329	($588,874)
+ Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year (e)	—	—	—
+ Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year (f)	($377,168)	$591,418	($417,561)
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year (g)	—	—	—
+ Dividend equivalents paid in cash upon vesting of RSUs and PSUs (h)	$100,152	$109,181	$51,887
= Compensation Actually Paid	$3,073,019	$9,553,153	$3,697,409

(a)	Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year.
(b)	Represents the aggregate grant date fair value of the stock awards granted to Mr. Rajagopalan during the indicated fiscal year, computed in accordance with FASB ASC 718.
(c)
Represents the aggregate fair value as of the indicated fiscal year-end
of Mr. Rajagopalan’s outstanding and unvested stock awards granted during such fiscal year, computed in accordance with FASB ASC 718.

(d)
Represents the aggregate change in fair value during the indicated fiscal year of the outstanding and unvested stock awards held by Mr. Rajagopalan as of the last day of the indicated fiscal year, computed in accordance with FASB ASC 718 and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.

(e)	Represents the aggregate fair value at vesting of the stock awards that were granted to Mr. Rajagopalan and vested during the indicated fiscal year, computed in accordance with FASB ASC 718.
(f)
Represents the aggregate change in fair value, measured from the prior fiscal year-end
to the vesting date, of each stock award held by Mr. Rajagopalan that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with FASB ASC 718.

(g)
Represents the aggregate fair value as of the last day of the prior fiscal year of Mr. Rajagopalan’s stock awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with FASB ASC 718.

(h)	Represents the value of dividend equivalents accrued over the vesting period and paid in cash upon vesting of RSUs and PSUs.

EXECUTIVE COMPENSATION	83

PROXY STATEMENT 2023

4
Amounts reported in this column represent the compensation actually paid to the Company’s NEOs other than Mr. Rajagopalan in the indicated fiscal year, based on the average total compensation for such NEOs reported in the Summary Compensation Table for the indicated fiscal year and adjusted as shown in the table below:

		Other NEOs Average(a)

	2022	2021	2020
Summary Compensation Table - Total Compensation (b)	$1,826,096	$1,652,773	$1,394,623
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year (c)	($654,115)	($753,143)	($638,600)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year (d)	$484,975	$937,273	$787,950
+ Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years (e)	($733,639)	$450,243	($138,788)
+ Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year (f)	—	—	—
+ Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year (g)	($106,468)	$112,586	($54,508)
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year (h)	—	($93,998)	—
+ Dividend equivalents paid in cash upon vesting of RSUs & PSUs (i)	$25,201	$21,980	$6,879
= Compensation Actually Paid	$842,050	$2,327,714	$1,357,556

(a)	Please see footnote 1 for the NEOs included in the average for each indicated fiscal year.
(b)	Represents the average Total Compensation as reported in the Summary Compensation Table for the reported NEOs in the indicated fiscal year.
(c)	Represents the average aggregate grant date fair value of the stock awards granted to the reported NEOs during the indicated fiscal year, computed in accordance with FASB ASC 718.
(d)
Represents the average aggregate fair value as of the indicated fiscal year-end
of the reported NEOs’ outstanding and unvested stock awards granted during such fiscal year, computed in accordance with FASB ASC 718.

(e)
Represents the average aggregate change in fair value during the indicated fiscal year of the outstanding and unvested stock awards held by the reported NEOs as of the last day of the indicated fiscal year, computed in accordance with FASB ASC 718 and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.

(f)	Represents the average aggregate fair value at vesting of the stock awards that were granted to the reported NEOs and vested during the indicated fiscal year, computed in accordance with FASB ASC 718.
(g)
Represents the average aggregate change in fair value, measured from the prior fiscal year-end
to the vesting date, of each stock award held by the reported NEOs that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with FASB ASC 718.

(h)
Represents the average aggregate fair value as of the last day of the prior fiscal year of the reported NEOs’
stock
awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with FASB ASC 718.

(i)	Represents the average value of dividend equivalents accrued over the vesting period and paid in cash upon vesting of RSUs and PSUs.

5
Pursuant to rules of the SEC, the comparison assumes $100 was invested on December 31, 2019 in our common stock. Historic stock price performance is not necessarily indicative of future stock price performance.

6
The TSR Peer Group consists of the component companies in the S&P Composite 1500 Human Resource & Employment Services Index, which is the same peer group used to satisfy the disclosure requirements under Reg
S-K,
Item 201(e)(1)(ii).

7
As noted in the CD&A, for 2022, the HRCC determined that Adjusted Operating Income continues to be viewed as a core driver of the Company’s performance and stockholder value creation and, accordingly, was utilized as a component in the 2022 MIP. For the purposes of the MIP, Adjusted Operating Income included adjustments to the Operating Income as described on page 62, which the HRCC reviewed and approved.

84	EXECUTIVE COMPENSATION

HEIDRICK & STRUGGLES

Relationship Between Pay and Performance
We believe the “Compensation Actually Paid” in each of the years reported above and over the three-year cumulative period are reflective of the HRCC’s emphasis on
“pay-for-performance”
as the “Compensation Actually Paid” fluctuated year-over-year, primarily due to the result of our stock performance and our varying levels of achievement against pre-established
performance goals under our 2022 MIP and 2022 LTI awards, including our Adjusted Operating Income performance.
Relationship Between CAP, Company Total
Shareholder
Return and Peer
Group
Total Shareholder Return.
The graph below reflects the relationship between the PEO and average Non-PEO NEO CAP, the Company’s total shareholder return and the peer group’s total shareholder return for the fiscal years ended December 31, 2020, 2021 and 2022:

EXECUTIVE COMPENSATION	85

HEIDRICK & STRUGGLES

Relationship Between CAP, Net Income and Adjusted Operating Income.
The graph below reflects the relationship between the PEO and average Non-PEO NEO CAP, the Company’s net income and the Company’s adjusted operating income
1
for the fiscal years ended December 31, 2020, 2021 and 2022:

List of Most Important Financial Performance
Measures
The following is a list of financial performance measures, which in the Company’s assessment represent
the most important financial performance measures used by the Company to link compensation
actually paid to the NEOs for 2022:

●	Adjusted Operating Income
●	Revenue
●	Adjusted Operating Margin
●	Relative TSR

1	Adjusted operating income is a non-GAAP financial measure. Please see Annex A for further information and a reconciliation to the most comparable GAAP financial measure.

86	EXECUTIVE COMPENSATION

HEIDRICK & STRUGGLES

Proposal 3

Advisory Vote on the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation

Section 14A of the Securities Exchange Act of 1934 requires us to submit a non-binding advisory resolution to stockholders at least once every six years to determine whether advisory votes to approve named executive officer compensation should be held every year, every two years or every three years.

In voting on this proposal, you should mark your proxy for one year, two years, or three years based on your preference as to the frequency with which an advisory vote on named executive officer compensation should be held. If you have no preference you should abstain.

The Board of Directors recommends that stockholders approve continuing to hold the advisory vote to approve named executive officer compensation every year. Most publicly traded companies hold votes every year, and this has been the Company’s practice every year since the Company began holding advisory votes on executive compensation in 2011. At the 2017 annual stockholders meeting, the last time the Company held an advisory vote on the frequency of future advisory votes to approve named executive officer compensation, 77.2% of the votes cast were in favor of holding advisory votes on executive compensation every year. As this is an advisory vote, the result will not be binding on the Company, the Board of Directors, or the HRCC. However, the Board of Directors will carefully consider the outcome of the vote when determining the frequency of the stockholder advisory vote to approve the compensation of the Company’s named executive officers.

The Board recommends a vote for “ONE YEAR” for the holding of future advisory votes on the approval of named executive officer compensation.

FREQUENCY OF FUTURE SAY ON PAY VOTES	87

PROXY STATEMENT 2023

Audit Matters

88

HEIDRICK & STRUGGLES

Audit Matters

The AFC is responsible for providing general oversight of the Company’s financial accounting and reporting processes, selection of critical accounting policies, and the Company’s system of internal controls.

The AFC is directly responsible for the appointment, compensation and oversight of our independent registered public accounting firm, RSM US LLP (“RSM”); approval of the engagement letter describing the scope of the annual audit; approval of fees for audit and non-audit services; providing an open avenue of communication among the independent registered public accounting firm, the risk and Internal Audit functions, management and the Board; and preparing the Audit Committee Report required by the SEC and included in this proxy statement below. These and other aspects of the AFC’s authority are more particularly described in the AFC Charter which can be accessed at: https://investors.heidrick.com/corporate-governance.

The AFC is currently comprised of three directors, Messrs. Mesdag and Logan and Ms. Rauch, each of whom is independent within the meaning of the AFC Charter, the Company’s Corporate Governance Guidelines and Director Independence Standards and applicable Nasdaq Rules. Additionally, Mr. Warby, who is also independent within the meaning of the AFC Charter, the Company’s Corporate Governance Guidelines and Director Independence Standards and applicable Nasdaq Rules, is an ex officio member of the AFC based on his status as Chair of the Board. The Board has determined that Messrs. Logan and Mesdag are “audit committee financial experts” as defined in the SEC Rules. During 2022, the AFC met six times.

AUDIT MATTERS	89

PROXY STATEMENT 2023

Audit & Finance Committee Report

As part of its oversight of the Company’s financial statements, the AFC reviews and discusses with both management and RSM all annual and quarterly financial statements prior to their issuance. The AFC reviews key initiatives and programs aimed at strengthening the effectiveness of the Company’s disclosure control structures, including its internal controls, and provides oversight of the Company’s risk management protocols.

The AFC reviewed and discussed with RSM the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The AFC has also received the written disclosures and the letter from RSM, required by applicable requirements of the PCAOB, regarding RSM’s communications with the AFC concerning independence, and has discussed with RSM the firm’s independence from the Company.

The AFC’s meetings included executive sessions with RSM and with the Company’s Internal Audit function (which has been partially outsourced to PricewaterhouseCoopers), in each case without the presence of management during which members of the AFC raised and discussed any issues they may have had about the financial statements and the adequacy and proper functioning of the Company’s internal and disclosure control systems and procedures.

In performing these functions, the AFC acted and continues to act only in an oversight capacity on behalf of the Board. Management has primary responsibility for the Company’s financial statements and the overall reporting process, including its systems of internal and disclosure controls. In its oversight role, the AFC necessarily relies on the procedures, work and assurances of management. RSM has audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the Company’s financial position, results of operation and cash flows in conformity with generally accepted accounting principles in the U.S., and discussed any issues they believe should be raised with the AFC.

During 2022, management documented, tested and evaluated the Company’s internal controls pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and the criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. Management and RSM kept the AFC apprised of the Company’s progress at each regularly scheduled AFC meeting. Management and RSM have each provided the AFC with a report on the effectiveness of the Company’s internal controls. The AFC has reviewed management’s and RSM’s assessment of the effectiveness of the Company’s internal controls included in the Annual Report on Form 10-K for the year ended December 31, 2022.

Based on the above mentioned reviews and discussions with management and RSM, the undersigned AFC members recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2022. The AFC has also appointed RSM as the Company’s independent registered public accounting firm for 2023.

The Audit & Finance Committee

T. Willem Mesdag, Chair

Lyle Logan

Stacey Rauch

90	AUDIT MATTERS

HEIDRICK & STRUGGLES

Audit & Finance Committee Policy and Procedures

The AFC has established a policy governing the engagement of the Company’s independent registered public accounting firm for audit and non-audit services. Under this policy, the AFC is required to pre-approve all audit and non-audit services performed by the Company’s independent auditors to assure that the provision of such services does not impair the auditor’s independence. The AFC has delegated the authority to evaluate and approve audit and permissible non-audit fees and engagements up to $100,000 to the AFC Chair. In this event, the Chair then presents a summary of the fees and services to the AFC at its next meeting. The independent registered public accounting firm may not perform any non-audit service which independent auditors are prohibited from performing under the SEC Rules or the rules of the PCAOB. RSM did not perform any non-audit services in 2022.

At the beginning of each fiscal year, the AFC reviews with Management and the independent registered public accounting firm the types of services that are likely to be required throughout the year. For each proposed service, the independent auditor provides documentation regarding the specific services to be provided. At that time, the AFC pre-approves a list of specific audit-related services that may be provided and sets fee limits for each specific service or project. Management is then authorized to engage the independent auditor to perform the pre-approved services as needed throughout the year, subject to providing the AFC with regular updates. The AFC must review and approve in advance, on a case-by-case basis, all other projects, services and fees to be performed by or paid to the independent auditor. The AFC also must approve in advance any fees for pre-approved services that exceed the pre-established limits, as described above.

All services provided by RSM were approved in accordance with the AFC’s policy in 2022.

AUDIT MATTERS	91

PROXY STATEMENT 2023

Fees Paid to Auditor

The aggregate fees billed for services provided by RSM, the Company’s independent registered public accounting firm, in 2022 and 2021 are as follows:

Fee Category	2022	2021

Audit Fees[1]	$1,534,000	$1,318,600

Audit-Related Fees	—	—

Tax Fees	—	—

All Other Fees[2,3]	$27,500	$66,700

Total Fees	$1,561,500	$1,385,300

1

Fees for professional services rendered for the audit of the Company’s annual consolidated financial statements, reviews of the consolidated financial statements included in its Quarterly Reports on Form 10-Q, statutory audits required internationally, and the audit of the Company’s internal control over financial reporting.

2	For year 2022, all other fees related to liquidation planning for the China joint venture.
3	For year 2021, all other fees related to due diligence in connection with the acquisition of On-Demand Talent.

92	AUDIT MATTERS

HEIDRICK & STRUGGLES

Proposal 4

Ratification of Appointment of Auditor

The Board and the AFC recommend a vote “FOR” ratification of the appointment of RSM US LLP (“RSM”) as our independent registered public accountants for the 2023 fiscal year.

The AFC appointed RSM, an independent registered public accounting firm, as the auditor to audit and report to stockholders on the consolidated financial statements for the Company and its subsidiaries for the fiscal year ending December 31, 2023. Although stockholder approval is not required for the appointment of RSM, the Board and the AFC have determined that it would be desirable as a good corporate governance practice to request stockholder ratification of the appointment of RSM as the Company’s independent registered public accounting firm.

The AFC has concluded that the continued retention of RSM is in the best interests of the Company and its stockholders and appointed RSM as the Company’s independent registered public accountants for the fiscal year ending December 31, 2023. Services provided to the Company by RSM in fiscal 2022 are described in the “Fees Paid to Auditor” section above. The AFC evaluates the independent registered public accountant’s qualifications, performance, audit plan and independence each year. In addition to assuring regular rotation of the lead audit partner every five years as required by the SEC Rules, one or more of the members of the AFC will meet with candidates for the lead audit partner and the AFC will discuss the appointment before the rotation occurs.

We are asking our stockholders to ratify the selection of RSM as our independent registered public accountants for the fiscal year ending December 31, 2023. In the event stockholders fail to ratify the appointment, the AFC may reconsider this appointment. Even if the appointment is ratified, the AFC, in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the AFC determines that such a change would be in the Company’s and stockholders’ best interests.

Representatives of RSM will attend the Annual Meeting virtually and be given an opportunity to make a statement and/or respond to appropriate questions.

The Board and the AFC recommend that the stockholders ratify the appointment of RSM and adopt the following resolution at the Annual Meeting: “RESOLVED, that the appointment of RSM as the independent auditor of this Company for the fiscal year 2023 is hereby RATIFIED.”

AUDIT MATTERS	93

PROXY STATEMENT 2023

GlobalShare

Program

94

HEIDRICK & STRUGGLES

Proposal 5

Approval of the Fourth Amended and Restated Heidrick & Struggles 2012 GlobalShare Program

The Board is requesting that stockholders vote in favor of amending and restating the Heidrick & Struggles 2012 GlobalShare Program (as amended and restated, the “GSP”) to increase the number of shares of common stock reserved for issuance under the GSP by 1,060,000 shares and to make certain other changes as described below.

The GSP (prior to the amendments) was approved by our Board and stockholders in 2012. It originally authorized 1,300,000 shares of common stock for issuance pursuant to awards under the GSP. Our stockholders and Board subsequently approved an additional 700,000 shares for issuance in 2014, 850,000 additional shares in 2018 and 500,000 additional shares in 2020. As of March 30, 2023, there were 321,913 shares of common stock that remained available for future issuance under the GSP, assuming that outstanding PSUs are settled at the target performance level.

We estimated in 2020 that the additional shares requested at that time would be sufficient for equity awards for through 2022. In order to maintain the Company’s ability to attract and retain key personnel and continue to provide them with strong incentives to contribute to the Company’s future success and to further align their interests with stockholder interests, the Board believes that an increase in the number of shares available at this critical juncture is in the best interests of our stockholders.

The proposed amendment and restatement of the GSP amends and restates the GSP to increase the number of shares available for issuance under the GSP by 1,060,000 shares to 4,410,000 shares and extends the term of the GSP to the date of our first annual meeting of stockholders to occur on or after the tenth anniversary of the approval of the amendment and restatement by our stockholders. The proposed amendment and restatement also provides for an annual limit on the compensation that may be provided to our non-employee directors and prohibits the recycling of shares not issued or delivered upon the net settlement or net exercise of an award and shares repurchased by the Company on the open market with the proceeds of a stock option exercise. In addition, the proposed amendment and restatement updates the administration provisions of the GSP to more closely align with common market practices, including permitting the HRCC to delegate its authority under the GSP to our executive officers in certain circumstances and expanding the circumstances under which the HRCC may accelerate the vesting or exercisability of outstanding awards.

Subject to stockholder approval at the Annual Meeting, our Board approved this amendment and restatement of the GSP, recognizing the importance of equity as a component of our compensation program for our most critical talent in our search and consulting businesses and as an invaluable lever to help to attract, motivate, and retain talented employees, directors and independent contractors. The Board believes that equity awards granted under the GSP align participant and stockholder interests, link compensation to company performance, and maintain an employee culture based on employee stock ownership.

GLOBALSHARE PROGRAM	95

PROXY STATEMENT 2023

In assessing the appropriate number of additional shares of common stock available for issuance under the GSP, the HRCC considered, among other items, our compensation philosophy and practices, feedback from our stockholders, as well as input from Semler Brossy Consulting Group LLC, the HRCC’s independent compensation consultant. We carefully manage share usage under the GSP and review a number of metrics to assess the cumulative impact of our equity compensation program.

As a professional services firm, we seek to balance the need to attract, motivate, and retain top talent in a highly competitive business with the need to manage our annual use of equity or “burn rate.” Our annual burn rate is equal to the total number of equity awards granted in a given year divided by the weighted average number of shares of common stock outstanding. Our burn rates for 2022, 2021 and 2020 are shown below:

Year	Full Value Shares Granted[1]	Basic Weighted Average Common Shares Outstanding (000s)	Burn Rate

2022	377,604	19,758	1.91%

2021	351,022	19,515	1.80%

2020	439,298	19,301	2.28%

1

Full value shares granted equals the total amount of RSUs and PSUs granted (at target). The number of RSUs granted and PSUs vested in 2022, 2021 and 2020 were 369,588, 355,223 and 394,540 respectively. Full value shares granted includes the award of RSUs to our directors and the award of shares of common stock to our directors of 11,850 shares, 7,869 shares, and 15,000 shares in 2022, 2021 and 2020, respectively.

The GSP is used to provide equity incentive awards to directors, officers, other employees and independent contractors in order to align the interests of these important stakeholder groups with the Company’s strategic priorities and the creation of shareholder value and to offer competitive pay packages to support the Company’s efforts to attract and retain key talent.

Category	Number of Shares Subject to Awards Granted	% of Total 2022 Grants

Non-Employee Directors	23,700	6.3%

Named Executive Officers	148,406	39.3%

All Other Participating Employees and Contractors	205,498	54.4%

Total	377,604	100.0%

If approved, we expect this additional share request would allow us to maintain our regular equity compensation programs without interruption through 2025, which allows stockholders to regularly and frequently review our use of equity compensation and to vote upon the continued use of the GSP.

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Corporate Governance Considerations

Our GSP includes provisions designed to serve stockholders’ interests and promote effective corporate governance, including the following:

●	No “Evergreen” Provision

The GSP specifies a fixed number of shares available for future grants and does not provide any automatic increase based on an increase in the number of outstanding shares of common stock.

●	No Discounted Stock Options or Stock Appreciation Rights

The GSP prohibits the granting of stock options or stock appreciation rights at an exercise price that is less than the fair market value of the common stock on the date the stock option or stock appreciation right is granted.

We have not granted any stock options since 2008 and have [never] granted stock appreciation rights.

●	No Repricing without Stockholder Approval

Neither the GSP nor any award agreement may be amended to provide for the repricing of stock options or stock appreciation rights, without first obtaining the approval of our stockholders.

●	Limitation on Size of Awards

The GSP limits the total number of shares with respect to which incentive stock options may be granted to 1,300,000. It also limits the number of shares that may be granted to any participant who is or may be a “covered employee” in any calendar year to 200,000 for stock options or stock appreciation rights awards and 200,000 for qualified performance-based awards (provided that for the initial year of employment these limits are 400,000).

●	Limitation on Reuse of Shares

The shares delivered to, or withheld by, the Company (i) as payment for an award (including the exercise of a stock option), (ii) as payment of any required withholding taxes, (iii) not issued or delivered upon the net settlement or net exercise of an award, or (iv) repurchased by the Company on the open market with the proceeds of a stock option exercise cannot be reissued in connection with subsequent awards under the GSP, and all shares subject to the award count toward the number of shares used under the GSP.

●	Prohibition of “Reload” Stock Options

The GSP expressly prohibits the use of “reload” stock options. Under a reload stock option, if a participant pays for all or a portion of the exercise price of a stock option or the related withholding tax by delivering to the Company shares covered by the stock option, the participant would be granted a new stock option equal to the number of stock option shares delivered to pay the exercise price and withholding taxes.

●	Minimum Vesting Requirements

The GSP provides that no award (or portion thereof) may vest prior to the first anniversary of the date of grant, subject to limited exceptions set forth in the GSP as described below.

●	Clawback Policy

Any award granted under the GSP will be subject to any Clawback Policy developed by the Board or the HRCC.

●	Double-trigger Change in Control

All of the equity awards we have granted since 2011 contain a “double-trigger” change in control (CIC) vesting provision, meaning that vesting is accelerated only if there is both a CIC and a termination of employment within two years following the CIC. The actual CIC event is defined in the terms of the GSP, and the Board does not have broad discretion to determine the events which would constitute a CIC.

●	No Dividends on Unvested Awards

A participant will not have the right to receive dividends or other stockholder distributions with respect to their awards under the GSP until such awards have vested.

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●	Dividends on Stock Options or Stock Appreciation Rights

The GSP prohibits granting dividend rights with respect to stock option and stock appreciation right awards.

●	Annual Director Compensation Limit

In general, the GSP provides that the aggregate value of cash compensation and the grant date fair value of shares that may be awarded or granted under the GSP to any non-employee director during a fiscal year of the Company may not exceed $700,000 (increased to $1,000,000 with respect to the fiscal year of a non-employee director’s initial service as a non-employee director). This limit cannot be modified without stockholder approval.

●	Limitations on Transferability

Awards are not transferable or assignable by the participant other than by will or by the laws of descent and distribution.

Description of the GSP

The principal features of the GSP are described below. The description below is qualified in its entirety by reference to the complete text of the GSP which is attached as Annex C to this Proxy Statement. Stockholders are encouraged to review the GSP carefully. The GSP, as amended and restated, will not become effective unless stockholder approval is obtained at the Annual Meeting.

Number of Shares of Common Stock

The maximum number of shares of common stock authorized to be issued under the GSP upon approval of the amendment and restatement will be 4,410,000 shares of common stock, of which 3,028,087 have been issued (net of forfeitures) and 709,457 are outstanding as of March 30, 2023. There are no stock options or stock appreciation rights outstanding as of March 30, 2023. Shares subject to awards, other than substitute awards, that are forfeited, terminated, or expire unexercised, or are settled in cash, will again be available for grant under the GSP. However, any shares subject to an award that are delivered to the Company by a participant, or withheld by the Company on behalf of such participant, as payment for an award or payment of withholding taxes due in connection with an award will not again be available for issuance, and the aggregate number of shares subject to the award will count toward the number of shares issued under the GSP. In addition, shares that were subject to a stock option or stock-settled stock appreciation right and were not issued or delivered upon the net settlement or net exercise of such stock option or stock appreciation right and shares repurchased by the Company on the open market with the proceeds of a stock option exercise will not again be available for issuance under the GSP, and will count towards the aggregate number of shares that have been issued under the GSP. Shares issuable under the GSP may be authorized but unissued shares, treasury shares or shares which are authorized and issued and have been acquired by or on behalf of the Company or the GSP. As of the Record Date, March 30, 2023, the market value of a share of our common stock as quoted on the Nasdaq stock market was $29.40.

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As of March 30, 2023

Total number of shares subject to outstanding appreciation awards	0

Total number of shares subject to outstanding full value awards	709,457

Total number of shares available for grant under the existing GSP	321,913

Proposed new shares to be reserved under the GSP	1,060,000

Total number of shares outstanding	20,037,277

The number of shares issuable under the GSP is subject to adjustment in the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-off, spin-off, combination, subdivision, consolidation or exchange of shares, any change in our capital structure or any similar corporate transaction. In such case, the HRCC shall make adjustments as it deems necessary to preserve the intended benefits under the GSP.

Limits on Issuance Under the GSP

Under the GSP: (i) the maximum number of shares issuable as incentive stock options is 1,300,000 and (ii) the maximum number of shares issuable as (A) stock options or stock appreciation rights or (B) performance-based awards in any calendar year to any employee who is or may be a “covered employee” for purposes of 162(m) is, in each case, 200,000 (400,000 for the first fiscal year of employment).

Annual Director Compensation Limit

The aggregate value of cash compensation and the grant date fair value of shares that may be awarded or granted to any non-employee director during a fiscal year (excluding distributions of previously deferred compensation under a deferred compensation plan maintained by the Company or any affiliate and compensation received by the director in his or her capacity as an executive officer or employee of the Company) may not exceed $700,000 (increased to $1,000,000 with respect to the fiscal year of a non-employee director’s initial service as a non-employee director).

Transferability of Awards

No award granted under the GSP may be transferred, except by will, the laws of descent and distribution, pursuant to a qualified domestic relations order, or as permitted by the HRCC.

Administration

The GSP is administered by the HRCC, or a subcommittee thereof that is comprised of two or more directors who satisfy the “non-employee director” definition under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”). The HRCC has full authority to select the directors, employees and independent contractors who will receive awards under the GSP, determine the form and amount of each of the awards to be granted to directors, employees and independent contractors, establish the terms and conditions of such awards, and delegate authority under the GSP (to the extent permitted by the terms of the 2022 Plan, applicable law and applicable stock exchange rules). The HRCC may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding stock options

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and stock appreciation rights will become exercisable in part or in full, (ii) all or a portion of the restriction period applicable to any outstanding awards will lapse, (iii) all or a portion of the performance period applicable to any outstanding awards will lapse and (iv) the performance goals (if any) applicable to any outstanding awards will be deemed to be satisfied at the target, maximum or any other interim level.

Eligibility

All of our directors, employees and independent contractors (and employees and independent contractors of our subsidiaries and affiliates) who are designated by the HRCC, are eligible to receive awards under the GSP. As of March 30, 2023, approximately six non-employee directors, 2,199 employees and 699 independent contractors were eligible to participate in the GSP. The basis for participation in the GSP is meeting the eligibility requirements and being designated for participation by the HRCC.

Awards Under the GSP

The GSP provides for discretionary awards of stock options, stock appreciation rights and other stock-based awards, including restricted stock and stock units. Other stock-based awards may, in the discretion of the HRCC, be performance-based.

Minimum Vesting Requirement

Other than substitute awards, shares of common stock delivered in lieu of fully vested cash obligations and certain awards to non-employee directors, no more than 5% of awards may have a minimum vesting term of less than one year, subject to the HRCC’s ability to accelerate or continue vesting in the event of a change in control, termination of service or otherwise.

Stock Options

The HRCC has the sole discretion to grant either non-qualified stock options or incentive stock options to employees, and non-qualified stock options to non-employee directors and independent contractors. Subject to the minimum vesting requirements described above, the HRCC has the discretion to set the terms and conditions applicable to the stock options, including the type of stock option and the number of shares subject to the stock option, provided that:

i.	the exercise price of each stock option, other than substitute awards, will not be less than the closing sales price of a share on the date of grant (“fair market value”);

ii.

an option will not vest earlier than either 100% on the third anniversary of the date of grant or 33 1/3% on each of the first three anniversaries of the date of grant (although the HRCC has the discretion to accelerate the vesting date in the case of a Change in Control, a participant’s termination of employment or service or otherwise as described above); and

iii.	each stock option will expire not more than 10 years from the date of grant.

In addition, an incentive stock option is subject to the following rules:

i.

the aggregate fair market value (determined at the time the stock option is granted) of the shares with respect to which an incentive stock option is exercisable for the first time by an employee during any calendar year (under all incentive stock option plans of the Company and its subsidiaries) cannot exceed the amount established by the Internal Revenue Code (currently $100,000), and if this limitation is exceeded, so much of the stock option that does not exceed the applicable dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; and

ii.

if an incentive stock option is granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price of the incentive stock option will

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be 110% of the closing price of a share on the date of grant and the incentive stock option will expire no later than five years from the date of grant.

Stock Appreciation Rights

Stock appreciation rights may be awarded under the GSP, subject to terms and conditions determined by the HRCC. Each right entitles the holder to receive the difference between the fair market value of a share on the date of exercise of the right and the exercise price thereof, multiplied by the number of shares with respect to which the right is being exercised. Upon exercise, the stock appreciation right will be paid in cash or in shares (based upon the fair market value on the date of exercise) or a combination thereof, as set forth in the award agreement. Subject to the minimum vesting requirements described above, the HRCC has the discretion to set the terms and conditions applicable to stock appreciation rights, provided that:

i.	the exercise price of each stock appreciation right, other than substitute awards, will not be less than 100% of the fair market value of a share on the date of grant;

ii.	unless otherwise provided in the award agreement, a stock appreciation right will not vest earlier than either

100% on the third anniversary date of the date of grant or 33 1/3% on each of the first three anniversaries of the date of grant (although the HRCC has the discretion to accelerate the vesting date in the case of a Change in Control, a participant’s termination of employment or service or otherwise as described above); and

iii.	each stock appreciation right will expire not more than ten years from the date of grant.

Other Stock-Based Awards

The HRCC may grant restricted stock awards, RSUs, and other awards that are valued or based on the fair market value of the shares. The number of shares or units awarded to each participant, and the terms and conditions of each award, will be set at the discretion of the HRCC, provided that:

i.

an award conditioned on continued service or the occurrence of an event will not vest earlier than either 100% on the third anniversary of the date of grant or at a rate of 33 1/3% on each of the first three anniversaries of the date of grant; and

ii.

an award conditioned solely or in part on attainment of performance goals will not vest earlier than the first anniversary of the date of grant (although the HRCC has the discretion to accelerate the vesting date in the case of a Change in Control, a participant’s termination of employment or service or otherwise as described above).

Performance-Based Awards

Other stock-based awards may be subject to the attainment of performance goals established by the HRCC. The HRCC will establish performance goals and targets for participants for achievement of the performance goals, and, if the performance goals and targets are achieved for the designated performance period, will award shares of common stock or other stock-based awards on the date the goals and targets are achieved, as provided in the award agreement.

Performance Goals

Performance-based awards may be paid based on attainment of specified performance goals established by the HRCC. These performance goals may be based on one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization (“EBITDA”)); (ii) net income; (iii) operating margin; (iv) operating income; (v) earnings per share; (vi) book value per share; (vii) net operating profit; (viii) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales or revenue); (ix) expense management; (x) return on investment; (xi) improvements in capital structure; (xii) profits or profitability, including of an identifiable business unit or product; (xiii) maintenance or improvement of profit margins; (xiv) price per share (including, but not limited to, growth measures and total shareholder return); (xv) market share; (xvi) revenues or

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sales; (xvii) expense targets or cost reduction goals; (xviii) cash flow measures (including, but not limited to, growth measures); (xix) client satisfaction; (xx) working capital (including, but not limited to, working capital targets and change in working capital); (xxi) productivity ratios; (xxii) economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital); and (xxiii) such other goals as the HRCC may determine whether or not listed herein, or any combination of the foregoing. The criteria may relate to the Company, one or more of its subsidiaries or affiliates or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as determined by the HRCC. In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, or any combination thereof. The applicable performance measures may be applied on a pre- or post-tax basis.

No Repricing

Without stockholder approval, the HRCC may not (i) reduce the exercise price of any previously granted stock option or stock appreciation right; (ii) cancel any previously granted stock option or stock appreciation right and replace it with a new stock option or stock appreciation right with a lower exercise price; or (iii) cancel any previously granted stock option or stock appreciation right in exchange for cash or another award if the exercise price of such stock option or such stock appreciation right exceeds the fair market value of a share of our common stock on the date of such cancellation, in each case, other than in connection with a change in control or the adjustment provisions included in the GSP.

Provisions Relating to a “Change in Control” of the Company

Notwithstanding any other provision of the GSP or any award agreement, in the event of a “Change in Control” of the Company, (i) for outstanding awards that are assumed by the successor entity, (x) all outstanding awards that are subject to time-based vesting will continue to vest pursuant to the terms of the applicable award agreement and (y) for all outstanding awards that vest based on the satisfaction of performance criteria, the performance criteria will be deemed to be satisfied at the actual performance level as of the date of the Change in Control and the Award will remain subject to time-based vesting until the end of the performance period set forth in the applicable award agreement and (ii) for outstanding awards that are not assumed by the successor entity, (x) all outstanding awards (other than performance-based awards) will vest immediately prior to the Change in Control and (y) all outstanding awards that vest based on the satisfaction of performance criteria will vest, as determined by the HRCC, based on either (A) actual performance of the Company through the Change in Control or (B) target performance, prorated for the portion of the performance period that has elapsed prior to the Change in Control. If, however, a participant’s employment is terminated by the Company without cause or the participant’s resignation for good reason, in each case, during the two-year period beginning on the date of the Change in Control, all the assumed awards held by such participant will become fully vested as of his or her termination date.

Clawback

The awards granted under the GSP and any cash payment or shares delivered pursuant to an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable award agreement or any clawback or recoupment policy which the Company may adopt from time to time, including any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

Whistleblower Protection

The GSP provides that nothing in the GSP prohibits a participant from providing, without prior notice to us, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by governmental authorities regarding possible legal violations.

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Substitute Awards

Awards may be granted under the GSP in substitution for or in conversion of or in connection with an assumption of awards held by grantees of an entity engaging in a corporate acquisition or merger transaction with us or one of our subsidiaries. If a company acquired by us or with which we merge has shares available for grant under a pre-existing plan previously approved by stockholders (but not approved in connection with the acquisition or merger), we may grant awards of such shares and they will not count against the overall share limit under the GSP.

Amendment of Award Agreements

The HRCC may amend any award agreement at any time, provided that no such amendment may materially impair the right of any participant under any agreement without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.

Termination or Suspension

The Board may terminate, suspend or amend the GSP, in whole or in part, from time to time, without the approval of the stockholders, unless such approval is required by applicable law, regulation, or stock exchange rule, and provided that stockholder approval is required for any amendment that would modify the prohibition on stock option and stock appreciation right repricing or the director compensation limit as described above or increase in the number of shares available for issuance under the GSP, an expansion of the types of awards under the GSP, or a decrease in or a waiver of the minimum vesting and exercisability limitations applicable to awards. No amendment may materially impair the right of any participant under any outstanding award without the written consent of the participant, unless such amendment is required by applicable law, regulation, or stock exchange rule.

Effective Date; Term

The GSP, as amended and restated, will become effective as of the date on which it is approved by our stockholders and, if approved, will terminate as of the first annual meeting of the Company’s stockholders to occur on or after the tenth anniversary of such approval, unless terminated earlier by the Board. No awards may be granted after the tenth anniversary of the GSP’s effective date and no incentive stock options will be granted more than 10 years after the date on which the GSP was approved by the Board. Any award outstanding under the GSP at the time of termination will remain in effect until such award is exercised or has expired in accordance with its terms.

Federal Income Tax Implications of Participation in the GSP

The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the GSP. This discussion does not address all aspects of the United States federal income tax consequences of participating in the GSP that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the GSP. Each participant is advised to consult his or her particular tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

Non-Qualified Stock Options

A participant will not recognize any income at the time the participant is granted a non-qualified stock option. On the date the participant exercises the non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. A participant who is an employee will be subject to the withholding tax obligation that arises at the time the stock option is exercised. We (or, if applicable, the subsidiary employer) generally will receive a tax deduction for the same amount of ordinary income recognized by the participant. When the participant sells these shares, any gain or loss recognized by the participant is treated as either short-term or long-term capital gain or loss depending on whether the participant has held the same shares for more than one year.

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Incentive Stock Options

A participant will not recognize any income at the time the participant is granted an incentive stock option. If the participant is issued shares pursuant to the exercise of an incentive stock option, and if the participant does not dispose of the shares within one year after the date of exercise or within two years after the date of grant, the participant will not recognize any income, for federal income tax purposes, with respect to the exercise of the option (except as otherwise described below with respect to the alternative minimum tax). When the participant sells the shares acquired pursuant to the incentive stock option after expiration of the holding periods described above, any gain recognized by the participant in excess of the exercise price will be treated as long-term capital gain and any loss sustained by the participant will be a long-term capital loss. No deduction will be allowed to the Company (or, if applicable, the subsidiary employer) for federal income tax purposes. If, however, the participant disposes of the shares acquired pursuant to the incentive stock option before the expiration of the holding periods described above, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price of the shares and (ii) the difference between the amount realized on the disposition and the exercise price of the shares. We (or, if applicable, the subsidiary employer) generally will receive a tax deduction in the same amount. Upon exercise of an incentive stock option, the excess of the fair market value over the exercise price is an item of tax preference to the participant for purposes of determining the alternative minimum tax.

In order to qualify as an incentive stock option, the stock option must be exercised no later than three months after the participant’s termination of employment for any reason other than death or disability and within one year after termination of the participant’s employment due to disability. If the stock option is not exercised within this time period, it will be treated as a non-qualified stock option and taxed accordingly.

Stock Appreciation Rights

A participant will not recognize any income at the time of the grant of the stock appreciation right. Upon exercise of the stock appreciation right, the participant will recognize ordinary income equal to the amount received upon exercise. A participant who is an employee will be subject to the withholding tax obligation that arises at the time the stock appreciation right is exercised and the ordinary income is recognized. We (or, if applicable, the subsidiary employer) generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

Restricted Stock Awards/RSUs

If the participant receives a stock award, the participant will generally recognize ordinary income when the shares cease to be subject to any restrictions on transfer constituting a substantial risk of forfeiture (e.g., at the end of the restriction period). A participant generally will recognize ordinary income when he receives shares pursuant to the settlement of stock units, provided that if the shares are subject to any restrictions on transfer constituting a substantial risk of forfeiture, the participant will recognize ordinary income when the shares cease to be subject to such restrictions. The amount of income the participant recognizes will be equal to the fair market value of the shares on such date, less the amount paid by the participant for the shares. The amount will also be the participant’s tax basis for the shares. A participant who is an employee will be subject to the withholding tax obligation that arises at the time the ordinary income is recognized. In addition, the holding period begins on the day the restrictions lapse, or the date after the date the shares are transferred to the participant if not subject to any restrictions, for purposes of determining whether the participant has long-term or short-term capital gain or loss on a subsequent sale of shares. We (or, if applicable, the subsidiary employer) generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

Performance-Based Awards

Participants generally will not be taxed at the time of grant of performance-based awards. If the performance targets and/or the other requirements for a payment of performance awards are achieved, a participant may receive distributions of common stock and/or cash. Participants will recognize ordinary income in an amount equal to any cash

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received and the fair market value of the common stock received on the date of receipt. A participant who is an employee will be subject to the withholding tax obligation that arises at the time the ordinary income is recognized. In general, a deduction will be allowed to the Company (or, if applicable, the subsidiary employer) for federal income tax purposes in an amount equal to the ordinary income recognized by the participant.

83(b) Election

If a participant who receives a restricted stock award (i.e., an award of shares that are subject to restrictions constituting a substantial risk of forfeiture) makes an election under Section 83(b) of the Internal Revenue Code within 30 days after the date of grant, the participant will recognize ordinary income equal to the fair market value of the shares on the date of grant, less the amount paid by the participant for the shares, and the participant will recognize no additional income until the participant subsequently sells the shares. A participant who is an employee will be subject to the withholding tax obligation that arises at the time the ordinary income is recognized. When the participant sells the shares, the tax basis will be equal to the fair market value on the date of grant, less the amount paid by the participant for the shares and the holding period for capital gains purposes begins on the date the shares are transferred to the participant. If the participant forfeits the shares subject to the Section 83(b) election, the participant will not be entitled to any deduction, refund, or loss for tax purposes (other than a capital loss with respect to the amount previously paid by the participant), and we will have to include the amount that we previously deducted from our gross income in the taxable year of the forfeiture.

Section 162(m)

Section 162(m) of the Internal Revenue Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer, the corporation’s chief financial officer and certain other current and former executive officers of the corporation.

Historical Equity Awards Table

The following table sets forth the number of RSUs granted over the lifetime of the GSP to the individuals and groups as indicated as of March 30, 2023:

Name and Position	Restricted Stock Units[1]

Krishnan Rajagopalan, President & Chief Executive Officer	433,343

Mark Harris, Chief Financial Officer	113,285

Tracey Heaton, Chief Legal Officer and Corporate Secretary	12,047

Sarah Payne, Chief Human Resources Officer	46,325

All executive officers (4 persons)	605,000

All non-executive directors (6 persons)[2]	125,121

All employees (other than current executive officers) (approximately 85 persons)	1,438,425

1

Included in this column are 483,322 PSUs (at target). Under the terms of the PSU award agreements, the vesting level of the performance stock units may range from 0% to 200% based on the Company’s performance during the three-year performance period.

2	This number includes 51,337 RSUs and 73,784 shares of common stock.

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New Plan Benefits

The following table shows information regarding the to be made on June 22, 2023 under the GSP. The effectiveness of these awards was expressly made subject to stockholder approval of the GSP at the Annual Meeting. All future awards under the GSP will be made at the discretion of the HRCC. Therefore, the future benefits and amounts that will be received or allocated to individuals under the GSP are not determinable at this time.

Fourth Amended and Restated Heidrick & Struggles 2012 GlobalShare Program

Name and Position	Dollar Value ($)	Estimated Number of Units[1]

Krishnan Rajagopalan	$2,250,000	76,531

Mark Harris	$950,000	32,313

Tracey Heaton	$350,000	11,905

Sarah Payne	$350,000	11,905

All Current Executive Officers as a Group	$3,900,000	132,654

1	Based on the closing stock price as of March 30, 2023 ($29.40); the actual number of units granted will be determined using the closing stock price on the grant date of June 22, 2023.

Equity Compensation Plan Information

The following table sets forth additional information as of December 31, 2022, about shares of our common stock that may be issued upon the vesting of RSUs and PSUs and the exercise of stock options under our existing equity compensation plans and arrangements, divided between plans approved by our stockholders and plans or arrangements not submitted to the stockholders for approval.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options		Weighted-Average Exercise Price of Outstanding Options	Securities Available for Future Issuance Plans (excluding first column)

Equity compensation plans approved by stockholders	1,249,189	[1]	—	78,344

Equity compensation plans not approved by stockholders	—		—	—

Total equity compensation plans	1,249,189		—	78,344

1

Includes 728,285 RSUs and 520,904 PSUs at their target levels and no stock options. The PSUs represent the maximum amount of shares to be awarded based on target levels, and accordingly, may overstate expected dilution.

Accordingly, the Board recommends that our stockholders vote “FOR” the Fourth Amended and Restated Heidrick & Struggles 2012 GlobalShare Plan and adopt the following resolution: “RESOLVED, the adoption of the Fourth Amended and Restated Heidrick & Struggles 2012 GlobalShare Program as described in further detail in the Heidrick & Struggles International Inc. 2023 Proxy Statement be, and the same hereby is, ratified, confirmed and approved.”

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Additional

Matters

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Stock Ownership Information

Directors and Executive Officers

The following table sets forth information regarding beneficial ownership of Company common stock by each director, each Named Executive Officer, and the directors and executive officers as a group, all as of March 30, 2023.

Unless otherwise indicated, each person has sole voting and investment power with respect to the shares set forth in the following table.

Name[1]	Shares of Common Stock Beneficially Owned[2,3]	%

Elizabeth L. Axelrod	29,293	*

Mary E. G. Bear	3,950	*

Lyle Logan	29,293	*

T. Willem Mesdag	59,293	*

Stacey Rauch	15,198	*

Adam Warby	23,094	*

Krishnan Rajagopalan	195,827	*

Mark Harris	41,043	*

Tracey Heaton	1,489	*

Sarah Payne	15,658	*

Michael Cullen	23,750	*

All Directors and Executive Officers as a group	437,888	2.09%

*	Represents holdings of less than 1%.
1	The mailing address for each NEO and director of the Company is 233 South Wacker Drive, Suite 4900, Chicago, Illinois 60606.
2

In computing the number of shares beneficially owned by a person and the percentage ownership of that person as of March 30, 2023, shares of fully owned or earned Company common stock and vested RSUs as well as shares of Company common stock issuable pursuant to RSUs that vest within 60 days following March 30, 2023 or upon termination of a director’s service to the Board, are deemed to be outstanding and beneficially owned. Shares that a director or executive officer has a right to acquire, however, are not deemed outstanding for purposes of computing the percentage ownership of any other stockholder.

3

The calculation of shares of Company common stock beneficially owned by the non-employee directors includes Company common stock equivalents in the form of fully-earned RSUs that vest upon termination of Board service. For executive officers, the calculation of shares of Company common stock beneficially owned includes RSUs that vest within 60 days of March 30, 2023, and vested PSUs. This includes 3,950 RSUs owned by Ms. Bear; 29,293 RSUs owned by Mr. Mesdag; and 18,094 RSUs owned by Mr. Warby.

108	ADDITIONAL MATTERS

HEIDRICK & STRUGGLES

Principal Stockholders

Set forth in the table below is information about the number of shares held by persons the Company knows to be the beneficial owners of more than 5% of the issued and outstanding Company common stock as of March 30, 2023. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares set forth in the following table.

Name and Address	Shares of Common Stock Beneficially Owned	% of Class[1]
BlackRock, Inc.[2] 55 East 52nd Street New York, New York 10055	3,459,636	17.3%
The Vanguard Group[3] 100 Vanguard Blvd. Malvern, Pennsylvania 19355	1,605,314	8.0%
Renaissance Technologies LLC[4] 800 Third Avenue New York, New York 10022	1,057,253	5.3%
Dimensional Fund Advisors LP5 6300 Bee Cave Road Building One Austin, Texas 78746	1,301,555	6.5%

1

The ownership percentages set forth in this column are based on the assumption that each of the principal stockholders continued to own the number of shares reflected in the table above on March 30, 2023. Percentages are calculated using the shares outstanding on the Record Date.

2

The information is based on a Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 26, 2023 reporting beneficial ownership as of December 31, 2022. BlackRock, Inc. reported that it has sole dispositive power over 3,459,636 shares and sole voting power over 3,416,832 shares.

3

The information is based on a Schedule 13G/A filed by The Vanguard Group with the SEC on February 9, 2023 reporting beneficial ownership as of December 31, 2022. The Vanguard Group reported that it has sole dispositive power over 1,555,690 shares; shared dispositive power over 49,624 shares; and shared voting power over 32,092 shares.

4

The information is based on a Schedule 13G/A filed by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation with the SEC on February 13, 2023 reporting beneficial ownership as of December 31, 2022. Renaissance Technologies LLC reported that it has sole dispositive power over 1,057,253 shares and sole voting power over 1,037,638 shares.

5

The information is based on a Schedule 13G/A filed by Dimensional Fund Advisors LP with the SEC on February 10, 2023 reporting beneficial ownership as of December 31, 2022. Dimensional Fund Advisors LP reported that it has sole dispositive power over 1,301,555 shares and sole voting power over 1,279,572 shares.

ADDITIONAL MATTERS	109

PROXY STATEMENT 2023

Questions and Answers about the Proxy Materials and the Annual Meeting

Who is asking for my vote and why?

The Board is soliciting proxies for use at the Company’s Annual Meeting to be held on May 25, 2023, or any adjournment or postponement of the meeting.

The Annual Meeting will be held entirely online at www.virtualshareholdermeeting.com/HSII2023. The Board encourages you to vote before the meeting to ensure that your shares are represented at the Annual Meeting. This proxy statement provides you with information related to the matters upon which you are asked to vote as a stockholder to assist you in voting your shares.

What does it mean to vote by proxy?

It means that you give someone else the right to vote your shares in accordance with your instructions. The Company is asking you to give your proxy to Tracey Heaton, Chief Legal Officer & Corporate Secretary, and Mark R. Harris, Chief Financial Officer. This way, you ensure that your vote will be counted even if you are unable to attend the Annual Meeting online.

If you sign and submit your proxy or voting instruction form without giving specific instructions on how to vote your shares, in accordance with the recommendation of the Board, Ms. Heaton and Mr. Harris will vote your shares in the following manner:

●	FOR the election of each of the nominees for director named in this proxy statement;

●	FOR the advisory vote approving our executive compensation;

●	ONE YEAR for the advisory vote on the frequency of future advisory votes to approve named executive officer compensation;

●	FOR the ratification of the appointment of RSM US LLP as our independent registered public accountants for the 2023 fiscal year; and

●	FOR the adoption of the Fourth Amended and Restated Heidrick & Struggles 2012 GlobalShare Program.

What happens if other matters are presented at the annual meeting?

If other matters are properly presented at the Annual Meeting, Ms. Heaton and Mr. Harris will have discretion to vote your shares for you on those matters in accordance with their best judgment if you have granted a proxy. However, the Company has not received timely notice from any stockholder of any other matter to be presented at the Annual Meeting.

110	ADDITIONAL MATTERS

HEIDRICK & STRUGGLES

How do I attend the annual meeting?

To join the Annual Meeting, log in at www.virtualshareholdermeeting.com/HSII2023. You will need the 16-digit control number included on your proxy card or on any additional voting instructions accompanying these proxy materials.

The Annual Meeting will begin at 8:00 a.m. Central Time. Online check-in will be available beginning at 7:45 a.m. Central Time to allow time for stockholders to log in and test the computer audio system.

Please allow ample time for the online check-in process. A replay of the Annual Meeting will also be posted on our website at https://investors.heidrick.com/investor-overview for at least thirty (30) days after the meeting concludes.

Who is entitled to vote at the annual meeting?

Holders of the Company’s common stock as of the close of business on March 30, 2023 (the “Record Date”), are entitled to vote at the Annual Meeting.

How many votes is each share of common stock entitled to?

Each share of Company common stock outstanding as of the Record Date is entitled to one vote. As of the Record Date, there were 20,037,277 shares of common stock outstanding.

Who can attend the annual meeting online?

Stockholders as of the Record Date are entitled to attend and participate in the Annual Meeting. Others are able to access the Annual Meeting as a guest through the virtual meeting website, but are not able to ask questions or vote during the meeting.

How do I submit a question at the annual meeting?

You may submit a question during the meeting via our virtual stockholder meeting website, www.virtualshareholdermeeting. com/HSII2023. If your question is properly submitted, we intend to respond to your question during the Annual Meeting as time permits. Questions on similar topics will be combined and answered together.

A replay of the Annual Meeting, including the Q&A session, will also be posted on our website at https://investors.heidrick.com/investor-overview under “Proxy Materials” for at least thirty (30) days after the meeting concludes. Rules of Conduct for the meeting will be posted on the virtual meeting website and our website and will provide additional details regarding our procedures for answering questions.

What if the Company or I encounter technical difficulties during the annual meeting?

If we experience technical difficulties during the Annual Meeting (e.g., a temporary or prolonged power outage), our Chair will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/HSII2023.

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PROXY STATEMENT 2023

If you encounter technical difficulties accessing our Annual Meeting or asking questions during the Annual Meeting, a support line will be available on the login page of the virtual stockholder meeting website: www.virtualshareholdermeeting.com/HSII2023.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company’s transfer agent (Computershare Trust Company, N.A.), you are considered a stockholder of record with respect to those shares. If your shares are held in a bank or brokerage account, you are considered a “beneficial owner” of those shares.

How do I vote my shares?

Beneficial Stockholders – If you own shares through a broker, bank or other holder of record, you must instruct the holder of record how to vote your shares, or you can vote during the Annual Meeting. In order to provide voting instructions to the holder of record of your shares, please refer to the materials forwarded by your broker, bank, or other holder of record. Proxies submitted by internet or telephone must be received by 11:59 p.m. Eastern Time, on May 24, 2023. You are also invited to attend the Annual Meeting online at www.virtualshareholdermeeting.com/HSII2023. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on any additional voting instructions accompanying these proxy materials. Even if you plan to attend the Annual Meeting, we encourage you to submit your voting instructions to your broker, bank or other holder of record in advance of the Annual Meeting.

Registered Stockholders – If you own shares that are registered in your name, you may vote by proxy before the Annual Meeting by internet at www.proxyvote.com, by calling 1-800-690-6903 or by signing and returning your proxy card by mail. To vote by internet or telephone, you will need your 16-digit voting control number, which can be found on your proxy card. Proxies submitted by internet or telephone must be received by 11:59 p.m. Eastern Time, on May 24, 2023. If you return a signed proxy card but do not provide voting instructions for some or all of the matters to be voted on, your shares will be voted on all uninstructed matters in accordance with the recommendations of the Board of Directors. You may also vote at the Annual Meeting by attending the Annual Meeting online and following the instructions posted at www.virtualshareholdermeeting. com/HSII2023, or you may vote by proxy. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on any additional voting instructions accompanying these proxy materials. Even if you plan to attend the Annual Meeting, we encourage you to submit your proxy in advance of the Annual Meeting.

May I revoke a proxy or change my vote?

Beneficial Stockholders – Beneficial stockholders should contact their broker, bank or other holder of record for instructions on how to revoke their proxies or change their vote. You may also revoke your proxy or previously submitted voting instructions by attending the Annual Meeting online and voting during the meeting.

Registered Stockholders – Registered stockholders may revoke their proxies or change their voting instructions at any time before 11:59 p.m. Eastern Time, on May 24, 2023, by submitting a proxy via internet, telephone or mail that is dated later than the original proxy or by delivering written notice of revocation to the Corporate Secretary at Heidrick & Struggles International, Inc., Attn: Corporate Secretary, 233 S. Wacker Drive, Suite 4900, Chicago, Illinois 60606-6303. You may also revoke your proxy by attending the Annual Meeting online and voting during the meeting. Your attendance at the Annual Meeting online will not, by itself, constitute revocation of your proxy.

112	ADDITIONAL MATTERS

HEIDRICK & STRUGGLES

How many votes must be present in order to hold the annual meeting?

A quorum must be present to transact business at the Annual Meeting. A quorum consists of the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting.

Shares of Heidrick & Struggles stock present in person or duly authorized by proxy (including any abstentions and “broker non-votes”) will be counted for purposes of establishing a quorum at the meeting. Attendance at our Annual Meeting online constitutes presence in person for purposes of quorum at the meeting.

What are broker non-votes?

If a broker or other financial institution holds your shares in its name and you do not provide voting instructions, that firm may only vote your shares on routine matters. Proposal 4, the ratification of the appointment of our independent auditor for 2023, is the only matter for consideration deemed to be routine. For all matters other than Proposal 4, you must submit voting instructions to the firm that holds your shares if you want your vote to count. When a firm votes a client’s shares on some but not all of the proposals, the missing votes on the non-routine proposals are referred to as “broker non-votes.”

What vote is required to approve each proposal?

Election of Directors (Item 1)

A plurality of the voting power present in person or represented by proxy and entitled to vote is required for the election of directors. This means that the seven director nominees receiving the highest number of votes cast “FOR” will be elected. Only votes “FOR” will affect the outcome. Broker non-votes are not counted for purposes of the election of directors.

Pursuant to our Corporate Governance Guidelines, in an uncontested election of directors (i.e. an election in which the only nominees are those recommended by the Board), any nominee for director who receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” his or her election will tender his or her resignation to the Chair of the NGC following certification of the stockholder vote. The NGC will consider the tendered resignation and recommend to the Board whether to accept or reject the tendered resignation no later than 60 days following the date of the stockholders meeting at which the election occurred. The Board will act on the NGC’s recommendation no later than 120 days following the stockholders’ meeting. The Company will publicly disclose the Board’s decision whether to accept the resignation as tendered (providing an explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation).

Brokers holding shares beneficially owned by their clients do not have the ability to cast votes with respect to the election of directors unless they have received instructions from the beneficial owner of the shares. It is therefore important that you provide instructions to your broker if your shares are held by a broker so that your vote with respect to directors is counted.

Say-On-Frequency (Item 3)

Stockholders may vote for “ONE YEAR”, “TWO YEARS” or “THREE YEARS” on the advisory vote on the frequency of future advisory votes to approve named executive officer compensation, or may abstain from voting. Abstentions and “broker non-votes,” if any, will have no effect on Proposal 3.

ADDITIONAL MATTERS	113

PROXY STATEMENT 2023

All Other Proposals (Items 2, 4 and 5)

Stockholders may vote “FOR” or “AGAINST” each of the other proposals, or may abstain from voting. Heidrick’s Amended and Restated By-laws require the affirmative vote of a majority in voting power of the stock present in person or by proxy and entitled to vote on the matter for the approval of Proposals 2, 4 and 5. An abstention will have the same effect as a vote “Against” Proposals 2, 4 and 5. “Broker non-votes,” if any, will have no effect on Proposals 2 and 5. As described above, brokers have discretionary authority to vote with respect to Proposal 4.

Who counts the votes?

Representatives of Broadridge Financial Solutions, Inc. will count the votes and will act as the independent inspector of election for the Annual Meeting.

When will the company announce the voting results?

The Company will announce the preliminary voting results at the Annual Meeting and will report the final results on the Company’s website and in a Current Report on Form 8-K filed with the SEC after the Annual Meeting in accordance with SEC Rules.

How are proxies solicited, and what is the cost?

The Company will bear the entire cost of the proxy solicitation. Heidrick has engaged Alliance Advisors, L.L.C. to assist with the solicitation of proxies for an estimated fee of $12,000 plus expenses. The Company will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of common stock. The Company’s officers and employees may also solicit proxies. They will not receive any additional compensation for these activities.

Will the company make a list of stockholders entitled to vote at the annual meeting available?

Yes. A stockholder list will be available for inspection electronically by stockholders for any purpose germane to the meeting, upon request, starting May 15, 2023 by contacting the Company’s Investor Relations Department via email at InvestorRelations@heidrick.com. In addition, a stockholder list will be posted on the virtual stockholder meeting website during the Annual Meeting.

What does it mean if I receive more than one set of printed proxy materials?

If you hold your shares in more than one account, you may receive a separate set of printed proxy materials, including a separate proxy card or voting instruction card, for each account. To ensure that all of your shares are voted, please vote by telephone or internet or sign, date, and return a proxy card or voting card for each account.

114	ADDITIONAL MATTERS

HEIDRICK & STRUGGLES

More than one stockholder lives at my address.

Why did we receive only one set of proxy materials?

The Company delivers only one Annual Report and one proxy statement to multiple stockholders sharing the same address unless it has received different instructions from one or more of them. This method of delivery is known as “householding”. Householding reduces the number of mailings you receive, saves on printing and postage costs and helps the environment. The Company will, upon written or oral request, promptly deliver a separate copy of the Annual Report or proxy statement to a stockholder at a shared address. If you would like to change your householding election, request that a single copy of this or future proxy materials be sent to your address, or request a separate copy of this or future proxy materials, you should submit this request by writing Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or calling 1-866-540-7095.

Other Matters

Management is not aware of any other matters that will be presented at the Annual Meeting. If any other matter that requires a vote is properly presented at the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their best judgment.

Stockholder proposals – 2024 annual meeting of stockholders

if you wish to submit a proposal for inclusion in Heidrick’s proxy statement for its 2023 annual stockholders’ meeting, you must follow the procedures set forth in Rule 14a-8 of the Securities Exchange Act of 1934. To be eligible for inclusion, the Company must receive your proposal at the address below no later than December 16, 2023. Under Heidrick’s Amended and Restated By-laws, other proposals and director nominations by stockholders that are not included in the 2023 proxy statement may be eligible for presentation at the 2024 annual stockholders’ meeting only if they are received by the Company in the form of a proper written notice, directed to the attention of Heidrick’s Corporate Secretary at the address below, no earlier than January 26, 2024 and no later than February 25, 2024. The notice must contain the information required by the Amended and Restated By-laws and must otherwise comply with the requirements specified in the Amended and Restated By-laws.

In addition to satisfying the foregoing requirements under Heidrick’s Amended and Restated By-laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Heidrick’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than March 26, 2024. A stockholder who submits the required Rule 14a-19 notice by that date must still comply with the notice requirements of our Amended and Restated By-laws as described above, including the information and earlier deadline, in order for the stockholder’s director nominees to be eligible for presentation at the 2024 annual stockholders’ meeting.

Where to send all proposals and nominations:

Heidrick & Struggles International, Inc.

Attn: Corporate Secretary

233 S. Wacker Drive, Suite 4900

Chicago, Illinois 60606-6303

Email: HSIICorpSect@heidrick.com

ADDITIONAL MATTERS	115

PROXY STATEMENT 2023

Annex A

Heidrick & Struggles International, Inc.

Reconciliation of Operating Income (Loss) and Adjusted Operating Income (Non-GAAP)

(Unaudited)

	Year Ended December 31,

(In $ thousands)	2022	2021	2020	2019	2018

Revenue before reimbursements (net revenue)	$1,073,464	$1,003,001	$621,615	$706,924	$716,023

Operating income (loss)	112,266	98,264	(35,529)	63,511	68,857

Adjustments

Earnout fair value adjustments	(464)	11,368	-	-	-

Restructuring charges	-	3,792	52,372	4,130	-

Impairment charges	-	-	32,970	-	-

Total adjustments	(464)	15,160	85,342	4,130	-

Adjusted operating income	$111,802	$113,424	$49,813	$67,641	$68,857

Operating margin	10.5%	9.8%	-5.7%	9.0%	9.6%

Adjusted operating margin	10.4%	11.3%	8.0%	9.6%	9.6%

116	ANNEX A

HEIDRICK & STRUGGLES

Heidrick & Struggles International, Inc.

Reconciliation of Net Income (Loss) and Adjusted Net Income (Non-GAAP)

(Unaudited)

	Year Ended December 31,

(In $ thousands, except per share amounts)	2022	2021	2020	2019	2018

Net income (loss)	$79,486	$72,572	$(37,707)	$46,869	$49,295

Adjustments

Earnout fair value adjustments, net of tax	(320)	8,282	-	-	-

Restructuring charges, net of tax	-	2,642	39,956	3,768	-

Impairment charges, net of tax	-	-	32,970	-	-

Total adjustments	(320)	10,924	72,926	3,768	-

Adjusted net income	$79,166	$83,496	$35,219	$50,637	$49,295

Weighted-average common shares outstanding

Basic	19,758	19,515	19,301	19,103	18,917

Diluted	20,618	20,296	19,893	19,551	19,532

Earnings (loss) per common share

Basic	$4.02	$3.72	$(1.95)	$2.45	$2.61

Diluted	$3.86	$3.58	$(1.95)	$2.40	$2.52

Adjusted earnings per common share

Basic	$4.01	$4.28	$1.82	$2.65	$2.61

Diluted	$3.84	$4.11	$1.77	$2.59	$2.52

ANNEX A	117

PROXY STATEMENT 2023

Annex B

Heidrick & Struggles International, Inc.

Reconciliation of Net Income and Operating Income

to Adjusted EBITDA (Non-GAAP)

(Unaudited)

(In $ thousands)	Year Ended December 31, 2022

Revenue before reimbursements (net revenue)	$ 1,073,464

Net income	79,486

Interest, net	(5,337)

Other, net	2,367

Provision for income taxes	35,750

Operating income	112,266

Adjustments

Stock-based compensation expense	15,775

Depreciation	7,394

Intangible amortization	3,209

Earnout accretion	820

Earnout fair value adjustments	(464)

Acquisition contingent compensation	3,885

Deferred compensation plan	(6,232)

Restructuring charges	-

Impairment charges	-

Total adjustments	24,387

Adjusted EBITDA	$ 136,653

Adjusted EBITDA margin	12.7%

118	ANNEX B

HEIDRICK & STRUGGLES

Annex C

Fourth Amended and Restated

Heidrick & Struggles 2012 GlobalShare Program

1. Purpose of the program

(a)

The purpose of this Program is to aid the Company and its Subsidiaries and Affiliates in securing and retaining members of the Board, and certain key employees of, and independent contractors to, the Company, its Subsidiaries and Affiliates and to motivate such individuals to exert their best efforts on behalf of the Company and its Subsidiaries and Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such individuals will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.

2. Definitions

The following capitalized terms used in this Program have the respective meanings set forth in this Section:

(a)	ACT: The Securities Exchange Act of 1934, as amended, or any successor thereto.

(b)	AFFILIATE: Any entity in which the Company, directly or indirectly, has at least a five percent ownership interest.

(c)

AWARD: The grant of an Option, Stock Appreciation Right or Other Stock-Based Award pursuant to such terms, conditions, requirements and limitations as the Committee may establish in order to fulfill the objectives of this Program.

(d)

AWARD AGREEMENT: Either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Program, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(e)	BENEFICIAL OWNER: As such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

(f)	BOARD: The Board of Directors of the Company.

(g)

CAUSE: (i) the willful and continued failure by the Participant to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from any physical or mental condition, whether or not such condition constitutes a Disability) or (ii) the willful engaging by the Participant in misconduct that is materially injurious to the Company, monetarily or otherwise.

(h)	CHANGE IN CONTROL: The occurrence of any of the following events:

(i)

any Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities;

(ii)

during any period of 24 months, individuals who, at the beginning of such period, constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the

ANNEX C	119

PROXY STATEMENT 2023

Company to effect a transaction described in Sections 2(h)(i), (iii) or (iv) hereof, (B) a director nominated or proposed by any Person who has publicly announced or advised the Company of an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which, if consummated, would constitute a Change in Control, or (C) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company’s securities) whose election by the Board or nomination for election by the Company’s stockholders was approved in advance by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(iii)

the consummation of any transaction or series of transactions under which the Company is merged or consolidated with any other company (other than a merger or consolidation (A) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent corporation) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity or its parent corporation outstanding immediately after such merger or consolidation and (B) after which no Person holds 30% or more of the combined voting power of the then outstanding securities of the Company or such surviving entity or its parent corporation); or

(iv)	the consummation of a plan of complete liquidation of the Company or of a sale or disposition by the Company of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control shall not occur with respect to a Participant by reason of any event which would otherwise constitute a Change in Control if, immediately after the occurrence of such event, (x) the Company ceases to be subject to the requirement to file reports pursuant to Section 13 or Section 15(d) of the Act and no more than 50% of the then outstanding shares of common stock of the Company or any acquiror or successor to substantially all of the business of the Company is owned, directly or indirectly, by any entity subject to such requirements and (y) individuals (which may or may not include the Participant) who were executive officers of the Company immediately prior to the occurrence of such event, own, directly or indirectly, on a fully diluted basis, (A) 25% or more of the then outstanding shares of common stock of the Company or any acquiror or successor to substantially all of the business of the Company or (B) 25% or more of the combined voting power of the then outstanding voting securities of the Company or any acquiror or successor to substantially all of the business of the Company entitled to vote generally in the election of directors.

In addition, notwithstanding the foregoing, with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (i), (ii), (iii) or (iv) also constitutes a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) if required in order for the payment not to violate Section 409A of the Code.

(i)	CODE: The Internal Revenue Code of 1986, as amended, or any successor thereto.

(j)	COMMITTEE: The Human Resources and Compensation Committee of the Board.

(k)	COMPANY: Heidrick & Struggles International, Inc. a Delaware corporation, and any successor thereto.

(l)

DISABILITY: (i) a physical or mental condition entitling the Company to terminate the Participant’s employment pursuant to an employment agreement between the Participant and the Company or (ii) in the absence of such a provision, a physical or mental incapacity of a Participant which would entitle the Participant to benefits under the long term disability plan maintained by the Company for its U.S. employees as in effect immediately prior to a Change in Control (regardless of whether the Participant is actually covered by such plan).

(m)	EFFECTIVE DATE: The date on which the Program takes effect, as defined pursuant to Section 28 of this Program.

120	ANNEX C

HEIDRICK & STRUGGLES

(n)

FAIR MARKET VALUE: A price that is based on the opening, closing, actual, high, low, or average selling price of a Share as reported on the Nasdaq Stock Market (or such market in which such prices are regularly reported) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, as of any date, the Fair Market Value shall be the per Share closing price on such date as reported on the Nasdaq Stock Market (or such market in which such prices are regularly reported). If no sale of Shares shall have been reported on the Nasdaq Stock Market on such date, then the immediately preceding date on which sales of the Shares have been so reported shall be used.

(o)	GOOD REASON: Without a Participant’s express written consent, the occurrence of any of the following events:

(i)	a material diminution in the duties or responsibilities of the Participant;

(ii)	a material reduction by the Company of the Participant’s base salary or annual bonus opportunity;

(iii)

the failure by the Company to pay the Participant his or her current compensation, or any compensation deferred under any plan, agreement or arrangement of or with the Company, when such compensation is due; or

(iv)	a change in the Participant’s principal work location to a location that is more than 50 miles from the Participant’s principal work location immediately prior to such change;

A Participant must deliver notice to the Company no later than 90 days following the occurrence of the circumstances that constitute Good Reason. The Company shall be provided a 30-day period following the receipt of such notice to cure the circumstances that give rise to Good Reason. If, during the cure period, such circumstances are remedied, the Participant will not be permitted to terminate employment for Good Reason as a result of such circumstances. If, at the end of the cure period, the circumstances that constitutes Good Reason have not been remedied, the Participant will be entitled to terminate employment for Good Reason during the 30-day period that follows the end of the cure period. If the Participant does not terminate employment during such 30-day period, the Participant will not be permitted to terminate employment for Good Reason as a result of such circumstances.

(p)	INCENTIVE STOCK OPTION: An Option granted pursuant to Section 7 of this Program that meets the requirements of Section 422(b) of the Code.

(q)	NON-QUALIFIED STOCK OPTION: An Option granted pursuant to Section 7 of this Program that is not an Incentive Stock Option.

(r)	OPTION: A stock option granted pursuant to Section 7 of this Program.

(s)	OPTION PRICE: The purchase price per Share of an Option, as determined pursuant to Section 7(b) of this Program.

(t)	OTHER STOCK-BASED AWARDS: Awards granted pursuant to Section 9 of this Program.

(u)	PARTICIPANT: An individual who is selected by the Committee to participate in this Program pursuant to Section 6 of this Program.

(v)	PERFORMANCE-BASED AWARDS: Certain Other Stock-Based Awards granted in accordance with Section 10 of this Program.

(w)	PERSON: As such term is defined in Section 3 of the Act or as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

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(x)	PROGRAM: This Fourth Amended and Restated Heidrick & Struggles 2012 GlobalShare Program, as it may be amended from time to time.

(y)	SHARE: A share of common stock, par value $0.01 per Share, of the Company.

(z)	STOCK APPRECIATION RIGHT: A right granted pursuant to Section 8 of this Program.

(aa)	SUBSIDIARY: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

(bb)

TERMINATION DATE: The effective date of a Participant’s termination of employment, provided that for Awards that become payable upon the Participant’s termination of employment, for any Awards subject to Section 409A of the Code, the “Termination Date” shall be the date of the Participant’s “separation from service” within the meaning of Section 409A of the Code to the extent necessary to comply with Section 409A of the Code.

3. Shares subject to the program

(a)

TOTAL NUMBER OF SHARES. Subject to the terms and conditions of this Program, the total number of Shares authorized or reserved for issuance with respect to Awards granted under this Program shall be 4.410,000 Shares (comprised of (i) the 1,300,000 Shares authorized under this Program as originally adopted (the “2012 Program”); (ii) an additional 700,000 Shares authorized by stockholders under the amended and restated Program effective May 24, 2014 (the “Amended and Restated 2012 Program”); (iii) an additional 850,000 Shares authorized by stockholders under the amended and restated Program effective May 24, 2018 (the “Second Amended and Restated 2012 Program”); (iv) an additional 500,000 Shares authorized by stockholders under the amended and restated Program effective May 28, 2020 (the “Third Amended and Restated 2012 Program”); and (v) an additional 1,060,000 Shares authorized in this amendment and restatement of this Program), subject to adjustment as provided in Section 12 herein. Such Shares may consist, in whole or in part, of authorized and unissued Shares, treasury Shares, or Shares which are authorized and issued and have been acquired by or on behalf of the Company or this Program.

(b)

AVAILABLE SHARES. The issuance of Shares shall reduce the total number of Shares available under this Program. Shares subject to Awards, except Awards granted pursuant to Section 22 of this Program, which are forfeited, terminated, or expire unexercised, or which are settled in cash, may be granted again under this Program. The number of Shares delivered by a Participant or withheld by the Company on behalf of any such Participant as full or partial payment of an Award, including the exercise price of an Option or of any required withholding taxes, shall not be available for issuance pursuant to subsequent Awards, and shall count towards the aggregate number of Shares that have been issued under this Program. In addition, Shares that were subject to an Option or stock-settled Stock Appreciation Right and were not issued or delivered upon the net settlement or net exercise of such Option or Stock Appreciation Right and Shares repurchased by the Company on the open market with the proceeds of an Option exercise shall not be available for issuance pursuant to subsequent Awards, and shall count towards the aggregate number of Shares that have been issued under this Program.

4. Award limitations

(a)	INCENTIVE STOCK OPTIONS. The total number of Shares with respect to which Incentive Stock Options may be granted shall not exceed 1,300,000.

(b)

MINIMUM VESTING. Except as otherwise provided in this Section 4(b) and with respect to Awards granted pursuant to Section 22 of this Program, all Awards must be granted with a Vesting Schedule (as defined below) that does not provide for such Award, or any portion thereof, to Vest (as defined below) prior to the first anniversary of such Award’s date of grant, provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) Shares delivered in lieu of fully vested cash obligations; (ii) Awards to non-employee directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of

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stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iii) any additional Awards the Committee may grant, up to a maximum of 5% of the Shares authorized for issuance under Section 3 of this Program on or after the Effective Date. This Section 4(b) shall not restrict the right of the Committee to accelerate or continue the vesting or exercisability of an award upon or after a Change in Control or termination of employment or otherwise pursuant to Section 5 of the Program.

(c)

For purposes of this Section 4, “Vest” means, with respect to any Award or portion thereof, to become (i) non-forfeitable, if such Award is restricted Shares, (ii) exercisable, if such Award is an Option or Stock Appreciation Right, or (iii) payable in cash, Shares or otherwise, if such Award is restricted stock units, Performance-Based Awards, or any other Award granted under this Program.

(d)

For purposes of this Section 4, “Vesting Schedule” means, with respect to any Award, the schedule set forth in the applicable Award Agreement, which must be consistent with all of the limitations on such schedule set forth in this Program, including but not limited this Section 4, pursuant to which such Award or portions thereof may Vest. An Award may Vest in installments over its Vesting Schedule.

SHARE AWARD LIMITATIONS. The aggregate maximum number of Shares with respect to which Options and/or Stock Appreciation Rights may be granted under the Program during a calendar year to any Participant who is or may be a “covered employee” as defined in Section 162(m) of the Code shall be 200,000 (except that the maximum number of Shares with respect to which Options and/or Stock Appreciation Rights may be granted under the Program to such Participant during the calendar year in which such Participant begins employment with the Company, Subsidiary or Affiliate is 400,000).

(e)

PERFORMANCE-BASED AWARDS. The maximum number of Shares that may be used for Awards other than Stock Options and Stock Appreciation Rights that are intended to be “performance based” in accordance with Section 162(m) of the Code that may be granted during any calendar year to any Participant who is or may become a “covered employee” as defined in Section 162(m) of the Code shall be 200,000 (except that the number of Shares that may be used for such Awards that may be granted to such Participant during the calendar year in which the Participant begins employment with the Company, Subsidiary or Affiliate is 400,000).

5. Administration

The Program shall be administered by the Committee, which may delegate its duties and powers in whole or in part to (i) any subcommittee thereof consisting solely of at least two individuals who are each “non-employee directors” within the meaning of Rule 16b-3 under the Act, (ii) the Board (or any members thereof), or (iii) subject to applicable law, a member of the Board, the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to a member of the Board, the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Program of an officer, director or other person subject to Section 16 of the Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person. The Committee shall, subject to the terms of this Program, select eligible persons for participation in this Program and determine the form, amount and timing of each award to such persons and, if applicable, the number of Shares subject to an Award, the dollar value subject to an Award, the exercise price associated with an Award, the time and conditions of exercise or settlement of the Award and all other terms and conditions of the Award, including, without limitation, the form of the Award Agreement evidencing the Award. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding Options and Stock Appreciation Rights shall become exercisable in part or in full, (ii) all or a portion of the restriction period applicable to any outstanding Awards shall lapse, (iii) all or a portion of the performance period applicable to any outstanding Awards shall lapse and (iv) the performance goals (if any) applicable to any outstanding Awards shall be deemed to be satisfied at the target, maximum or any other level. The Committee is authorized to interpret this Program, to establish, amend and rescind any rules and regulations relating to

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this Program, and to make any other determinations that it deems necessary or desirable for the administration of this Program. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Program in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of this Program, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors).

6. Eligibility

Participants shall consist of (a) all members of the Board (including employee and non-employee directors), and (b) the employees of, and independent contractors to, the Company and its Subsidiaries and Affiliates who the Committee may designate in its sole discretion from time to time as eligible to be granted Awards under this Program. The Committee shall determine, in its sole discretion, the date as of which Awards will be granted to Participants and the number of Shares with respect to which Awards will be granted to each Participant. [Notwithstanding anything herein to the contrary, the aggregate value of cash compensation to be paid and the grant date fair value of equity awards that may be granted during any fiscal year of the Company (excluding distributions of previously deferred compensation under a deferred compensation plan maintained by the Company or any affiliate and compensation received by the non-employee director in his or her capacity as an executive officer or employee of the Company) to any non-employee director shall not exceed $700,000, increased to $1,000,000 with respect to the fiscal year of a non-employee director’s initial service as a non-employee director.

7. Options

Options granted under this Program shall be, as determined by the Committee, Non-Qualified Stock Options or Incentive Stock Options, as outlined and evidenced by the related Award Agreements, and shall be subject to the following terms and conditions and to such other terms and conditions as the Committee shall determine:

(a)

TYPE OF OPTION. Options granted to non-employee directors or independent contractors shall be Non-Qualified Stock Options. Options granted under this Program to employees shall be Non-Qualified Stock Options, unless otherwise expressly provided at the time of grant.

(b)

OPTION PRICE. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted, except with respect to Awards granted pursuant to Section 22 of this Program.

(c)

EXERCISABILITY. Options granted under this Program shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, subject to Section 4 of this Program, provided that each Option shall become exercisable not earlier than (i) 100% on the third anniversary of the date of grant, or (ii) 33 1/3% on each of the three succeeding anniversaries of the date of grant. Notwithstanding the foregoing, the Committee shall have the discretion to accelerate the date as of which any Option shall become exercisable in the event of a Change in Control, the Participant’s termination of employment with or service to the Company or otherwise pursuant to Section 5. In no event shall an Option granted under this Program be exercisable more than 10 years after the date of grant.

(d)

EXERCISE OF OPTIONS. Except as otherwise provided in this Program or in an Award Agreement, an Option may be exercised for all or any portion of the Shares for which it is then exercisable. The exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, (i) the date payment is received by the Company under (A), (B) or (C) below, or (ii) the date irrevocable instructions are delivered to a broker for sale of such Shares, in accordance with (D) below. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise, in one or more of the

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following alternatives as made available by the Committee in its sole discretion: (A) in cash, (B) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased, (C) partly in cash and partly in such Shares, (D) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option Price for the Shares being purchased, or (E) by directing the Company to withhold such number of Shares otherwise issuable in connection with the exercise of the Option having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until (i) the Participant has given written notice of exercise of the Option, (ii) paid in full for such Shares, (iii) if applicable, has satisfied any other conditions imposed by the Committee pursuant to this Program and (iv) the Shares subject to the exercised Option have been issued to the Participant.

(e)

NO RELOAD OPTIONS PERMITTED. No grant of an Option shall include a “reload” Option, pursuant to which a Participant who exercises an Option and satisfies all or part of the Option Price with Shares acquired upon exercise of the Option is granted an additional Option to acquire the same number of Shares as is used by the Participant to pay for the original Option.

(f)	INCENTIVE STOCK OPTIONS. In addition to the foregoing, each Incentive Stock Option shall be subject to the following specific rules:

(i)

The aggregate Fair Market Value (determined at the time such Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed the amount (currently $100,000) established by the Code. If the aggregate Fair Market Value (determined at the time of grant) of the Shares subject to an Incentive Stock Option which first becomes exercisable in any calendar year exceeds the limitation of this Section 7(f), so much of the Option that does not exceed the applicable dollar limit shall be an Incentive Stock Option and the remainder shall be a Non-Qualified Stock Option; but in all other respects, the original Award Agreement shall remain in full force and effect.

(ii)

Notwithstanding anything herein to the contrary, if an Incentive Stock Option is granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or Subsidiaries): (A) the purchase price of each Share subject to the Incentive Stock Option shall be not less than 110% of the Fair Market Value of the Shares on the date the Incentive Stock Option is granted; and (B) the Incentive Stock Option shall expire, and all rights to purchase Shares thereunder shall expire, no later than the fifth anniversary of the date the Incentive Stock Option was granted.

(g)

TERMINATION OF EMPLOYMENT OR SERVICE. All of the terms relating to the exercise, cancellation or other disposition of an Option (i) upon a termination of employment with or service to the Company of the holder of such Option, as the case may be, whether by reason of Disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Award Agreement.

8. Stock appreciation rights

The Committee also may grant a Stock Appreciation Right independent of an Option, as outlined and evidenced by the related Award Agreement, and shall be subject to the following terms and conditions and to such other terms and conditions as the Committee shall determine:

(a)

TERMS AND CONDITIONS. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a Share on the date the Stock Appreciation Right is granted, except with respect to Awards granted pursuant to Section 22 of this Program. Each Stock Appreciation Right shall entitle a Participant upon exercise to an amount equal to (i) the Fair Market Value on the exercise date of one Share minus the exercise price of the Stock Appreciation Right, times

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(ii) the number of Shares with respect to which the Stock Appreciation Right is being exercised. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. The date a notice of exercise is received by the Company shall be the exercise date. Payment shall be made to the Participant in Shares or in cash, or partly in Shares and partly in cash, valued at such Fair Market Value, all as shall be determined by the Committee and set forth in the Award Agreement. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share. No Participant shall have any rights to dividends, dividend equivalents, or other rights of a stockholder with respect to a Stock Appreciation Right until (i) the Participant has exercised the Stock Appreciation Right in accordance with Section 8(b) below, (ii) if applicable, the Participant has satisfied any other conditions imposed by the Committee pursuant to this Program, and (iii) the Shares subject to the exercised Stock Appreciation Right have been issued to the Participant.

(b)

EXERCISABILITY. Subject to Section 4 of this Program, the Committee may impose, in its discretion, such conditions upon the exercisability of Stock Appreciation Rights as it may deem fit, provided that each Stock Appreciation Right shall become exercisable not earlier than (i) 100% on the third anniversary of the date of grant, or (ii) 33 1/3% on each of the three succeeding anniversaries of the date of grant. Notwithstanding the foregoing, the Committee shall have the discretion to accelerate the date as of which any Stock Appreciation Right shall become exercisable in the event of a Change in Control, the Participant’s termination of employment or service with the Company or otherwise pursuant to Section 5. In no event shall a Stock Appreciation Right granted under this Program be exercisable more than 10 years after the date of grant.

(c)

TERMINATION OF EMPLOYMENT OR SERVICE. All of the terms relating to the exercise, cancellation or other disposition of a Stock Appreciation Right (i) upon a termination of employment with or service to the Company of the holder of such Stock Appreciation Right, as the case may be, whether by reason of Disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Award Agreement.

9. Other stock-based awards

The Committee, in its sole discretion, may grant Awards of Shares, including restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (“Other Stock-Based Awards”) as outlined and evidenced by the related Award Agreement and shall be subject to the following terms and conditions and to such other terms and conditions as the Committee shall determine:

(a)

TERMS AND CONDITIONS. Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under this Program. Subject to the provisions of this Program, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards, and whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares, as set forth in the Award Agreement.

(b)	LIMITATIONS.

(i)

Subject to Section 4 of this Program, the Committee may impose, in its discretion, vesting as it may deem fit, provided that (i) Other Stock-Based Awards which are conditioned on continued service or the occurrence of an event shall become vested or exercisable not earlier than (A) 100% on the third anniversary of the date of grant, or (B) 33 1/3% on each of the three succeeding anniversaries of the date of grant, and (ii) Other Stock-Based Awards which are conditioned solely or in part on the attainment of performance objectives shall become vested or exercisable not earlier than the first anniversary of the date of grant. Notwithstanding the

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foregoing, the Committee shall have the discretion to accelerate the date as of which any Other Stock-Based Awards shall become vested or exercisable in the event of a Change in Control, the Participant’s termination of employment with or service to the Company or otherwise pursuant to Section 5.

(ii)	With respect to stockholder rights:

(A)

Except as provided in this subsection (b)(ii)(A) and unless otherwise provided in Award Agreement, a Participant receiving an Other Stock-Based Award that consists of Shares shall thereupon be a stockholder with respect to all of the Shares subject to the Award and shall have the rights of a stockholder with respect to such Shares, including the right to vote such Shares and to receive dividends and other distributions paid with respect to such Shares. Notwithstanding the preceding sentence, in the case of an Award that provides for the right to receive dividends or distributions, any such dividends or distributions shall be subject to the same restrictions as such Award and shall be paid to the Participant only upon the vesting of the Award, and any such dividends or distributions attributable to the portion of an Award that does not vest shall be forfeited.

(B)

A Participant receiving an Other Stock-Based Award that does not consist of actual Shares shall have no rights of a stockholder, including voting or dividend or other distribution rights, with respect to any such Award prior to the date it vests and is settled in Shares. An agreement may provide that, until the Award is settled in Shares or cash, the Participant shall receive, on each dividend or distribution payment date applicable to the Shares, an amount equal to the dividends or distributions that the Participant would have received had the Award held by the Participant as of the related record date been actual Shares. Notwithstanding the preceding sentence, in the case of an Award that provides for the right to receive amounts related to dividends or distributions: (I) if such Award is conditioned solely or in part on the attainment of performance objectives, the Company shall accumulate and hold such amounts, and (II) in the case of all other such Awards, the Committee shall have the discretion to cause the Company to accumulate and hold such amounts. In either such case, the accumulated amounts shall be paid to the Participant only upon the vesting of the Award and any such amounts attributable to the portion of the Award that does not vest shall be forfeited.

(c)

TERMINATION OF EMPLOYMENT OR SERVICE. All of the terms relating to the satisfaction of performance measures and the termination of the restriction period or performance period relating to an Other Stock-Based Award (i) upon a termination of employment with or service to the Company of the holder of such Other Stock-Based Award, as the case may be, whether by reason of Disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Award Agreement.

10. Performance-based awards

Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under Section 9 of this Program may be granted on the basis of performance of the Company (“Performance-Based Awards”), and designated as Performance-Based Awards; provided, however, that the Committee may grant other Awards that are not intended to be Performance-Based Awards (even though such Awards are subject to the attainment of specified performance goals) and not designated as such. A Participant’s Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (a) while the outcome for that performance period is substantially uncertain and (b) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25% of the relevant performance period. For purposes of clarity, any accumulated dividends or other distributions with respect to Awards granted under this Section 10 shall be paid to the Participant only upon the vesting of the Award and any such amounts attributable to the portion of the Award that does not vest shall be forfeited. Notwithstanding the foregoing, the Committee shall have the discretion to accelerate the date as of which Performance-Based Awards shall become vested or exercisable in the event of a Change in Control, the Participant’s termination of employment with or service to the Company or otherwise pursuant to Section 5.

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(a)

PERFORMANCE MEASURES. The performance goals may be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization (“EBITDA”)); (ii) net income; (iii) operating margin; (iv) operating income; (v) earnings per Share; (vi) book value per Share; (vii) net operating profit; (viii) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales or revenue); (ix) expense management; (x) return on investment; (xi) improvements in capital structure; (xii) profits or profitability, including of an identifiable business unit or product; (xiii) maintenance or improvement of profit margins; (xiv) price per Share (including, but not limited to, growth measures and total shareholder return); (xv) market share; (xvi) revenues or sales; (xvii) expense targets or cost reduction goals; (xviii) cash flow measures (including, but not limited to, growth measures); (xix) client satisfaction; (xx) working capital (including, but not limited to, working capital targets and change in working capital); (xxi) productivity ratios; (xxii) economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital); and (xxiii) such other goals as the Committee may determine whether or not listed herein, or any combination of the foregoing.

(b)

PERFORMANCE MEASUREMENT. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or Affiliates or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, or any combination thereof. The applicable performance measures may be applied on a pre- or post-tax basis.

(c)

EXCLUSION OF CERTAIN ITEMS. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (iv) any reorganization and restructuring programs; (v) debt refinancing costs; (vi) unbudgeted capital expenditures; (vii) change in fiscal year; (viii) extraordinary nonrecurring items as described in ASC 225-20, Income Statement—Unusual or Infrequently Occurring Items and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (ix) acquisitions or divestitures; and (x) foreign exchange gains and losses.

(d)

EVALUATION OF PERFORMANCE. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period.

(e)

TERMINATION OF EMPLOYMENT OR SERVICE. All of the terms relating to the satisfaction of performance measures and the termination of the performance period relating to a Performance-Based Award (i) upon a termination of employment with or service to the Company of the holder of such Performance-Based Award, as the case may be, whether by reason of Disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Award Agreement.

11. Tax withholding

A Participant shall pay to the Company an amount equal to the taxes required by any government to be withheld or otherwise deducted and paid by the Company as a result of the exercise by the Participant of any Award or the delivery to the Participant of any cash or Shares pursuant to any Award. Shares shall not be delivered to the Participant until such time as such payment has been made. The Committee may, in its discretion, permit the Participant to pay all or a

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portion of the withholding taxes in one or more of the following alternatives: (a) in cash, (b) in Shares having a Fair Market Value equal to the amount required to be withheld, (c) partly in cash and partly in such Shares, (d) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the amount required to be withheld, or (e) by directing the Company to withhold such number of Shares otherwise issuable in connection with the Award having a Fair Market Value equal to the amount required to be withheld. Notwithstanding anything herein to the contrary, if a Participant’s benefit is to be received in the form of Shares, and such Participant fails to make arrangements for the payment of taxes or other amounts as permitted and approved by the Committee, then, unless otherwise determined by the Committee, the Company will withhold Shares having a Fair Market Value equal to the amount required to be withheld. However, in no event will the Fair Market Value of the Shares to be withheld pursuant to this Section 11 to satisfy applicable withholding obligations exceed the minimum amount required to be withheld, unless (a) an additional amount can be withheld and not result in adverse accounting consequences, (b) such additional withholding amount is authorized by the Committee, and (c) the total amount withheld does not exceed the Participant’s estimated tax obligations attributable to the applicable transaction. The Company may also withhold any such withholding taxes from any cash payments made hereunder.

12. Adjustments upon certain events

Notwithstanding any other provisions in this Program to the contrary, the following provisions shall apply to all Awards granted under this Program:

(a)

GENERALLY. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend (including any special cash dividend) or split, reorganization, recapitalization, merger, consolidation, spinoff, combination or exchange of Shares or other corporate exchange, or any distribution to stockholders of Shares other than regular cash dividends, or in the event any of the foregoing events or any similar event affects the Company, any Affiliate or any business unit, or the financial statements of the Company or any Affiliate or the bases for the computation of any Award, the Committee in its sole discretion and without liability to any Person shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to this Program or pursuant to outstanding Awards, (ii) the limits on Awards set forth in Sections 3 and 4 hereof, (iii) the Option Price or the exercise price for a Stock Appreciation Right and/or (iv) any other affected terms of such Awards (including, without limitation, the amount payable thereunder or any performance objectives set with respect thereto).

(b)

CHANGE IN CONTROL. Notwithstanding anything herein to the contrary, in the event of a Change in Control, the Committee in its sole discretion and without liability to any Person may take actions to require the issuance of substitute Awards that will substantially preserve the value, rights and benefits of any affected Awards previously granted hereunder as of the time of such Change in Control.

Upon a Change in Control, if the outstanding Awards are not Assumed (as defined below) by the entity effecting the Change in Control (or a successor or parent corporation), then (x) all outstanding Awards (other than Performance-Based Awards) then held by Participants that are otherwise unvested, unexercisable, or subject to forfeiture, as the case may be, will become vested, exercisable or non-forfeitable immediately prior to the Change in Control and (y) all outstanding Performance-Based Awards will vest, as determined by the Committee, based on either (i) actual performance of the Company through the Change in Control or (ii) target performance, prorated for the portion of the performance period that has elapsed prior to the Change in Control. Subject to and consistent with the immediately preceding sentence, the Committee may provide that such accelerated Awards that are not Assumed may be cancelled in connection with the Change in Control in exchange for the Change in Control consideration (or, with respect to Options and Stock Appreciation Rights for which the exercise price is equal to or greater than the per share value of the consideration to be paid in the Change in Control transaction, no consideration).

ANNEX C	129

PROXY STATEMENT 2023

If the Awards are Assumed by the entity effecting the Change in Control (or a successor or parent corporation), (x) all Awards granted to a Participant shall continue to become vested, exercisable and non-forfeitable pursuant to the terms of the applicable Award Agreement, and (y) for all Awards that vest based on the satisfaction of performance criteria, the performance-criteria will be deemed to be satisfied at the actual performance level as of the date of the Change in Control and the Award shall remain subject to time-based vesting until the end of the performance period set forth in the applicable Award Agreement. Notwithstanding the foregoing, if a Participant’s employment is terminated during the two-year period beginning on the date of a Change in Control and such termination is due to (1) a termination by the Company without Cause or (2) a voluntary termination by the Participant due to the existence of Good Reason, then the following shall occur with respect to such Participant’s Awards that are Assumed:

(i)	With respect to Awards that vest based on the passage of time, such awards shall become fully vested, exercisable, and non-forfeitable as of the Termination Date; and

(ii)

With respect to Awards that vested based on the satisfaction of performance criteria, the fixed number of Awards as determined above shall become fully vested, exercisable and non-forfeitable as of the Termination Date.

Awards will be considered assumed (“Assumed”) if the following conditions are met: (1) the Awards are converted into replacement awards in a manner that complies with Section 409A of the Code; (2) the replacement award contains provisions for scheduled vesting and treatment on termination of employment that are no less favorable to the Participant than those in this Program or the applicable Award Agreement, and all other terms of the replacement award (other than the security, the number of shares represented by the replacement award, and the exercise price of the replacement award, if applicable) are substantially similar to those in this Program and the applicable Award Agreement; and (3) \ the security represented by the replacement award is of a class that is publicly held and widely traded on an established stock exchange.

13. Certain securities and tax law matters

(a)	SECURITIES LAWS.

(i)

The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended (or any successor statute) of any Shares to be issued hereunder or to effect similar compliance under the laws of any state or other jurisdiction.

Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to this Program unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(ii)

The exercise of an Option or the grant or settlement of an Award shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares pursuant to such exercise, grant or settlement is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Shares are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option or the grant or settlement of an Award in order to allow the issuance of Shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option or

130	ANNEX C

HEIDRICK & STRUGGLES

the grant or settlement of an Award. During the period that the effectiveness of the exercise of an Option or the grant or settlement of an Award has been deferred, the Participant may, by written notice, withdraw an Option exercise and obtain the refund or any amount paid with respect thereto.

(b)

DEFERRALS. The Committee may determine that the delivery of Shares or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any Award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of Awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

14. No right to continued relationship; no obligation of uniform treatment

The granting of an Award under this Program shall impose no obligation on the Company or any Subsidiary or Affiliate to continue the employment of or relationship between it and any Participant and shall not lessen or affect the Company’s, Subsidiary’s or Affiliate’s right to terminate the employment of or its relationship with such Participant. No Participant, officer, employee or director shall have any claim to be granted any Award under this Program, and there is no obligation for uniformity of treatment of Participants or any other Persons.

15. Compensation recovery

The Awards granted under this Program and any cash payment or Shares delivered pursuant to such an Award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Award Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

16. Successors and assigns

The Program shall be binding on all successors and assigns of the Company and a Participant, including without limitation, any beneficiary of such Participant, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

17. No fractional shares

No fractional Shares shall be issued or delivered pursuant to this Program or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

18. Nontransferability of awards

Except to the extent provided by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. Any Awards exercisable or Shares deliverable after a Participant’s death shall be exercisable by or delivered to a beneficiary as designated in writing by the Participant. If no beneficiary is so designated, such Award shall be exercisable by or such Shares will be delivered to the Participant’s estate. The Participant may change his or her designated beneficiary under this Program by filing with the Committee written notice of such change.

ANNEX C	131

PROXY STATEMENT 2023

19. Amendment or termination

(a)

AMENDMENT OR TERMINATION OF PROGRAM. The Board may amend, alter or discontinue this Program, without the approval of the stockholders of the Company, unless (i) such approval is required by applicable law, regulation or rule of any stock exchange on which the Shares are listed, (ii) such amendment seeks to modify the prohibition on repricing set forth in Section 19(c), [(iii) such amendment seeks to modify the non-employee director compensation limit set forth in Section 6, or (iv)] the amendment would result in an increase in the number of Shares available for issuance under this Program, an expansion of the types of Awards under this Program, or a decrease in the minimum vesting and exercisability limitations set forth in Section 4(b). No amendment or termination of this Program shall, without the consent of the affected Participant,materially impair the rights of any Participant under any Award granted to such Participant under this Program, unless necessary to meet the requirements of any applicable law, regulation or rule of any stock exchange on which the Shares are listed. Notwithstanding anything to the contrary herein, the Board may not amend, alter or discontinue the provisions relating to Section 12(b) of this Program after the occurrence of a Change in Control.

(b)

AMENDMENT OF AWARD AGREEMENTS. The Committee shall have the authority to amend any Award Agreement at any time; provided that no such amendment shall materially impair the rights of any Participant under any Award Agreement, unless necessary to meet the requirements of any applicable law, regulation or rules of any stock exchange on which the Shares are listed.

(c)

NO REPRICING OF OPTIONS OR STOCK APPRECIATION RIGHTS. Notwithstanding the foregoing, there shall be no amendment to this Program or any Award Agreement that results in the repricing of Options or Stock Appreciation Rights without prior approval of the stockholders of the Company. For this purpose, repricing includes (i) a reduction in the exercise price of an Option or Stock Appreciation Right; (ii) the cancellation of an Option or Stock Appreciation Right in exchange for Options or Stock Appreciation Rights with an exercise price less than the exercise price of the cancelled Option or Stock Appreciation Right; (iii) or the cancellation of an Option or Stock Appreciation Right in exchange for cash, other Awards or any other consideration provided by the Company if the exercise price of such Option or Stock Appreciation Right exceeds the Fair Market Value of a Share on the date of such cancellation, in each case, other than in connection with a Change in Control or the adjustment provisions set forth in Section 12.

20. International participants

With respect to Participants who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of this Program or Award Agreements with respect to such Participants in order to conform such terms with the requirements of local law.

21. Compliance with code section 409A

To the extent that the Board determines that any award granted hereunder is subject to Section 409A of the Code, the Program and applicable Award Agreement will be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in the Program (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, any distribution or payment of any amount with respect to such Award that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death will be deferred until the date that is six months following the date of such Participant’s separation from service (as defined in Section 409A of the Code without regard to alternative definitions thereunder), unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

132	ANNEX C

HEIDRICK & STRUGGLES

22. Stock-based awards in substitution for awards granted by another company

Notwithstanding anything in this Program to the contrary:

(a)

Awards may be granted under this Program in substitution for or in conversion of, or in connection with an assumption of, stock options, stock appreciation rights, restricted stock, restricted stock units or other stock or stock-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with the Company or any Subsidiary. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Section 409A of the Code. The Awards so granted may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of this Program, and may account for Shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

(b)

In the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary merges has shares available under a pre-existing plan previously approved by stockholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for awards made after such acquisition or merger under this Program; provided, however, that awards using such available shares may not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees or directors of the Company or any Subsidiary prior to such acquisition or merger.

(c)

Any Shares that are issued or transferred by, or that are subject to any awards that are granted by, or become obligations of, the Company under Sections 22(a) or 22(b) of this Program will not reduce the Shares available for issuance or transfer under this Program or otherwise count against the limits contained in Section 3 or Section 4 of this Program. In addition, no Shares subject to an award that is granted by, or becomes an obligation of, the Company under Sections 22(a) or 22(b) of this Program will be added to the aggregate limit contained in Section 3(a) of this Program.

23. No representations or warranties regarding tax effect

Notwithstanding any provision of this Program to the contrary, the Company, its Affiliates and Subsidiaries, the Board and the Committee neither represent nor warrant the tax treatment under any federal, state, local or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under this Program including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties and interest under the Tax Laws.

24. Unfunded program

Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Program. Nothing contained in this Program, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Program, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Program.

ANNEX C	133

PROXY STATEMENT 2023

25. Indemnification

Subject to requirements of Delaware law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with this Program, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Program and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability, or expense is a result of his/her own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

26. Choice of law

The Program shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware.

27. Reporting of violations of law

Notwithstanding anything in this Program or an Award Agreement to the contrary, nothing in this Program or in an Award Agreement prevents a Participant from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations, and for purpose of clarity, a Participant is not prohibited from providing information voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Act.

28. Effective date and term of program

(a)

EFFECTIVE DATE. The Program has been adopted by the Board and shall be submitted to the stockholders of the Company for approval at the Company’s 2023 annual meeting of stockholders and shall become effective as of the date on which the Program was approved by stockholders (the “Effective Date”). This Program shall terminate as of the first annual meeting of the Company’s stockholders to occur on or after the tenth anniversary of its Effective Date, unless terminated earlier by the Board. Termination of this Program shall not affect the terms or conditions of any Award granted prior to termination. Awards hereunder may be made at any time prior to the termination of this Program, provided that no Incentive Stock Option may be granted later than ten years after the date on which the Program was approved by the Board.

For clarification purposes, the terms and conditions of this Program, to the extent they differ from the terms and conditions of either the 2012 Program, the Amended and Restated 2012 Program, the Second Amended and Restated 2012 Program or the Third Amended and Restated Program, shall not apply to or otherwise impact previously granted or outstanding awards under the 2012 Program, the Amended and Restated 2012 Program, the Second Amended and Restated 2012 Program or the Third Amended and Restated Program, as applicable. In the event that this Plan is not approved by the stockholders of the Company, the Third Amended and Restated Program shall continue in full force and effect.

134	ANNEX C

H E I D R I C K & S T R U G G L E S

WE HELP OUR CLIENTS CHANGE THE WORLD, ONE LEADERSHIP

TEAM AT A TIME

Our Worldwide Locations

Americas	Europe	Asia Pacific	Africa / Middle East

Atlanta	Amsterdam	Bangalore	Cairo
Bogota	Bremen	Beijing	Dubai
Boston	Brussels	Hong Kong	Johannesburg
Calgary	Copenhagen	Melbourne	Riyadh
Chicago	Dublin	Mumbai	Tel Aviv
Costa Mesa	Düsseldorf	New Delhi
Dallas	Frankfurt	Perth
Houston	Helsinki	Seoul
Los Angeles	Kyiv	Shanghai
Mexico City	Lisbon	Singapore
Miami	London	Sydney
Montreal	Madrid	Tokyo
New York	Milan
Philadelphia	Munich
Rio de Janeiro	Paris
San Francisco	Stockholm
São Paulo	Warsaw
Stamford	Zürich
Toronto
Washington, D.C.

Heidrick & Struggles International,

Inc. 233 South Wacker Drive,

Suite 4900 Chicago, IL 60606

312 496 1200

www.heidrick.com

HEIDRICK & STRUGGLES INTERNATIONAL, INC. 233 S. WACKER DR., SUITE 4900 CHICAGO, IL 60606

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/HSII2023

You may attend the meeting via the internet and vote during the meeting. Have your proxy card in hand when you access the website and follow the instructions to join the meeting and vote.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS  PROXY  CARD  IS  VALID  ONLY  WHEN  SIGNED  AND  DATED.

	For	Withhold	For All	To withhold authority to vote for any
	All	All	Except	individual nominee(s), mark “For All
The Board of Directors recommends you vote FOR				Except” and write the number(s) of the
the following:				nominee(s) on the line below.
	☐	☐	☐

1. Election of Directors

Nominees

01)	Elizabeth L. Axelrod	02) Mary E.G. Bear	03) Lyle Logan	04) T. Willem Mesdag	05) Krishnan Rajagopalan
06)	Stacey Rauch	07) Adam Warby

The Board of Directors recommends you vote FOR proposal 2.			For	Against	Abstain

2.	Advisory vote to approve Named Executive Officer compensation.		☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:		1 year	2 years	3 years	Abstain

3.	Advisory vote to hold future advisory votes on Named Executive Officer compensation every one, two or three years, as indicated.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 4 and 5.			For	Against	Abstain

4.	Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2023.		☐	☐	☐

5.	Approval of the Fourth Amended and Restated Heidrick & Struggles 2012 GlobalShare Program.		☐	☐	☐

NOTE: Such other business as may properly come before the Annual Meeting or any adjournment thereof.

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

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HEIDRICK & STRUGGLES INTERNATIONAL, INC.

Annual Meeting of Stockholders

May 25, 2023 8:00 A.M. Central Daylight Time

Via live webcast at www.virtualshareholdermeeting.com/HSII2023

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Tracey Heaton and Mark Harris, and either of them, as proxy, with full power of substitution to each of them, to vote, as directed, all the shares of common stock of Heidrick & Struggles International, Inc. held of record as of March 30, 2023, at the Annual Meeting of Stockholders to be held on May 25, 2023, or any adjournment of the meeting. This proxy authorizes Ms. Heaton and Mr. Harris, and either of them, to vote in her or his discretion on any matter that may properly come before the Annual Meeting or any adjournment of the meeting. You can virtually attend the meeting online by visiting www.virtualshareholdermeeting.com/HSII2023.

This proxy, when properly executed, will be voted in the manner directed by you. If you sign and return this proxy but do not give any direction, this proxy will be voted in accordance with the Board of Directors’ recommendations on Proposals 1-5 and in the discretion of the proxy holders on any other matters that may properly come before the Annual Meeting and at any adjournment or postponement thereof.

Unless otherwise specified, in order for your vote to be submitted by proxy, you must (i) properly complete the Internet or telephone voting instructions or (ii) properly complete and return this proxy in order that, in either case, your vote is received no later than 11:59 P.M. Eastern Time on May 24, 2023.

Continued and to be signed on reverse side